UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o BlackRock Fund Advisors

400 Howard Street, San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2023

Date of reporting period: April 30, 2023

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2023

2023 Annual Report

iShares Trust

•	iShares Core Dividend ETF | DIVB | Cboe BZX
•	iShares Core Dividend Growth ETF | DGRO | NYSE Arca
•	iShares Core High Dividend ETF | HDV | NYSE Arca
•	iShares Select Dividend ETF | DVY | NASDAQ

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended April 30, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced strongly, while emerging market stocks declined, pressured by higher interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bonds posted a positive return as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and indicated a pause could be its next step, we believe that the Fed still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the rapid increase in interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. We also see selective, long-term opportunities in credit, where we believe that valuations are appealing, and higher yields offer attractive income. However, we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most significant opportunities in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	8.63%	2.66%

U.S. small cap equities (Russell 2000® Index)	(3.45)	(3.65)

International equities (MSCI Europe, Australasia, Far East Index)	24.19	8.42

Emerging market equities (MSCI Emerging Markets Index)	16.36	(6.51)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.09	2.83

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	7.14	(1.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	6.91	(0.43)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.65	2.87

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.21	1.21

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended April 30, 2023 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 1.50%. Despite headwinds, including elevated inflation and rapid tightening of monetary policy, equities were supported by the economy’s continued resilience. While inflation was high throughout the reporting period, the pace of inflationary growth slackened, driving investor optimism. Markets endured in the face of disruption from the banking industry late in the reporting period. In March 2023, two banks suddenly failed, representing the second and third largest bank failures in U.S. history by asset value and leading to concern about the stability of a third bank. However, government agencies acted swiftly to organize a sale of the failed banks’ assets and inject liquidity, and equity prices recovered.

Inflation was a significant driver of the economic outlook. As the reporting period began, the consumer price index, a widely followed measure of inflation, stood at a multi-decade high. Strong consumer spending and a tight labor market, along with continued supply chain disruptions in Asia, combined to drive prices higher. The rate of inflation began to decline beginning in July 2022, continuing to decelerate for 10 consecutive months. Nonetheless, inflation remained elevated by historic standards, and higher prices negatively impacted both consumers and businesses.

The U.S. economy recovered from a contraction in the first half of 2022 to post modest growth in the second half of 2022 and the first quarter of 2023. Consumers continued to power the economy with growing spending, despite higher prices for many consumer goods and services. The strong labor market supported spending, as unemployment remained very low, at one point dropping to the lowest posted level since 1969. Furthermore, the labor force participation rate — which measures the total proportion of working age persons employed or looking for work — rose, indicating that more people were being drawn into the labor force. Amid tightening labor supply, wages rose significantly, with the largest gains at the lower end of the wage spectrum.

To contain inflation, the U.S. Federal Reserve Bank (“Fed”) tightened monetary policy rapidly, raising short-term interest rates eight times over the course of the reporting period. The pace of tightening accelerated as the Fed twice stepped up the increment of increase before reducing it again as inflation began to subside. The Fed also started to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While the Fed indicated that more tightening could be needed to achieve its long-term inflation goal, it sounded a more cautious note about the potential for further interest rate increases near the end of the reporting period.

Despite economic headwinds, corporate profits remained robust, as many companies were able to sufficiently raise prices to preserve profit margins even in the face of rising labor and input costs. Nonetheless, profits declined overall in the fourth quarter of 2022, and the yield curve (a graphical representation of U.S. Treasury rates at different maturities) inverted, a sign that markets were concerned about the impact of higher borrowing costs on the economy. Furthermore, dwindling personal savings and rising household debt raised questions about the sustainability of consumer spending as an engine of economic growth.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023	iShares® Core Dividend ETF

Investment Objective

The iShares Core Dividend ETF (the “Fund”) (formerly the iShares U.S. Dividend and Buyback ETF) seeks to track the investment results of an index composed of U.S. stocks with a history of dividend payments and/or share buybacks, as represented by the Morningstar® US Dividend and Buyback IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	(1.75)%	10.66%	10.11%	(1.75)%	65.91%	69.50%

Fund Market	(1.71)	10.65	10.12	(1.71)	65.88	69.52

Index	(1.62)	10.92	10.37	(1.62)	67.88	71.77

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was November 7, 2017. The first day of secondary market trading was November 9, 2017.

Past performance is not and indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,025.60	$ 0.25		$ 1,000.00	$ 1,024.55	$ 0.25		0.05%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2023 (continued)	iShares® Core Dividend ETF

Portfolio Management Commentary

Stocks with histories of paying dividends or making buybacks declined moderately for the reporting period in an environment of rising interest rates and elevated inflation. Despite the relative attractiveness of rising bond yields, dividend-bearing stocks witnessed record inflows as some investors viewed their underlying businesses as more resilient in an extended downturn.

Stocks in the communication services sector detracted the most from the Index’s return, particularly high-valuation stocks with growth prospects in the interactive media and services industry. Demand for online advertisements slowed during the reporting period as businesses cut back on marketing expenditures in a more challenging economic environment. Heightened competition also worked against large companies in the industry, which lost market share to new players. Significant expenditures on low-profitability ventures in virtual reality also dented earnings.

Information technology companies also detracted from the Index’s return as increased concerns about economic growth worked against investors’ growth expectations for information technology stocks, which are sensitive to economic conditions. Lingering COVID-19 production disruptions in China lowered sales margins of a large technology hardware, storage, and peripherals company, resulting in the company’s first quarterly profit miss since 2016.

On the upside, U.S. oil, gas, and consumable fuels companies contributed the most to the Index’s performance as high energy prices sent their stocks climbing to record highs. Companies in the industry posted record profits and rewarded shareholders by buying back their own stock and raising dividends. Despite relatively high oil prices, oil and gas companies resisted political pressure to increase production, focusing instead on returning cash to shareholders. This constrained supply, putting upward pressure on prices.

The consumer discretionary sector also contributed to the Index’s return, as higher pricing and production efficiency gains supported profitability in the restaurant industry. Improved staffing and measures to improve the accuracy and speed of fast-food ordering also benefited stocks in the industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	18.5%
Financials	18.3
Health Care	11.3
Consumer Staples	11.1
Industrials	10.3
Consumer Discretionary	9.3
Energy	8.7
Communication Services	3.5
Utilities	3.3
Materials	2.9
Real Estate	2.8

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Broadcom, Inc.	3.2%
Exxon Mobil Corp.	3.0
Procter & Gamble Co.	2.8
Cisco Systems, Inc.	2.7
Home Depot, Inc.	2.5
Oracle Corp.	2.4
JPMorgan Chase & Co.	2.4
Johnson & Johnson	2.2
Lowe’s Cos., Inc.	2.2
Intel Corp.	2.0

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023	iShares® Core Dividend Growth ETF

Investment Objective

The iShares Core Dividend Growth ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities with a history of consistently growing dividends, as represented by the Morningstar® U.S. Dividend Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	3.13%	11.12%	10.89%	3.13%	69.40%	150.61%

Fund Market	3.12	11.11	10.89	3.12	69.37	150.62

Index	3.20	11.21	10.96	3.20	70.08	151.98

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 10, 2014. The first day of secondary market trading was June 12, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,052.00	$ 0.41		$ 1,000.00	$ 1,024.40	$ 0.40		0.08%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2023 (continued)	iShares® Core Dividend Growth ETF

Portfolio Management Commentary

Stocks with a history of consistently increasing dividends advanced moderately for the reporting period amid rapidly rising interest rates and a weakening global economy. Dividend-bearing stocks witnessed record inflows as investors viewed their underlying businesses as more resilient in an extended economic downturn.

The industrials sector contributed the most to the Index’s return, with the capital goods industry accounting for the bulk of that gain. Industrial machinery and supplies and components producers benefited as China’s market reopened after easing strict pandemic restrictions, reducing supply-chain challenges. Pent-up demand for equipment upgrades increased revenue for producers of aircraft parts, large truck engines, and related components. Meanwhile, solid growth in orders to help Ukraine replenish weapons buoyed defense contractors, as did expectations for increased defense spending by the U.S. and other members of the North Atlantic Treaty Organization (“NATO”).

The consumer discretionary sector contributed to the Index’s return, led by stocks within the hotels, restaurants, and leisure industry. Investors rewarded large fast-food and drink chains whose growth surpassed competitors in past economic downturns. Despite the current economic challenges, these companies gained market share, exhibited solid sales growth, and maintained forecasts for that growth to continue, particularly with China’s reopening. Higher product prices and production efficiency gains supported that growth. Improved staffing and measures to improve the accuracy and speed of fast-food ordering also benefited stocks in the industry.

Information technology stocks also contributed to the Index’s performance as the sector rebounded strongly in early 2023. High-profile companies known for substantial dividends again increased their payouts to investors by moderate to considerable margins. Demand for cloud computing services and semiconductors used in data centers and networking equipment remained strong. Sales also benefited from the surging interest in artificial intelligence capabilities.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Health Care	19.6%
Financials	18.3
Information Technology	16.0
Consumer Staples	11.0
Industrials	10.8
Energy	7.2
Utilities	6.8
Consumer Discretionary	6.2
Materials	2.5
Communication Services	1.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Microsoft Corp.	3.5%
Apple Inc.	3.2
Exxon Mobil Corp.	3.1
Johnson & Johnson	3.0
JPMorgan Chase & Co.	2.8
Chevron Corp.	2.7
AbbVie, Inc.	2.5
Procter & Gamble Co.	2.4
Pfizer, Inc.	2.1
Home Depot, Inc.	1.9

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023	iShares® Core High Dividend ETF

Investment Objective

The iShares Core High Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Morningstar® Dividend Yield Focus IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	3.16%	8.01%	7.97%	3.16%	46.97%	115.32%

Fund Market	3.18	8.01	7.97	3.18	46.98	115.33

Index	3.24	8.10	8.10	3.24	47.60	117.94

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,019.50	$ 0.40		$ 1,000.00	$ 1,024.40	$ 0.40		0.08%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2023 (continued)	iShares® Core High Dividend ETF

Portfolio Management Commentary

Stocks with a history of paying high dividends advanced modestly for the reporting period amid rapidly rising interest rates and a weakening global economy. Dividend-bearing stocks witnessed record inflows as investors viewed their underlining businesses as more resilient in an extended economic downturn.

Energy stocks contributed the most to the Index’s return, led by integrated oil and gas companies. Global crude oil and natural gas prices surged after Russia’s early 2022 invasion of Ukraine, benefiting exploration and production businesses. The higher prices boosted earnings in upstream businesses for integrated energy firms. Oil and natural gas demand declined somewhat toward the end of the reporting period, but refineries continued performing strongly as lower input prices aided their margins. E.U. sanctions banning imports of Russian fuel and U.S.-led measures capping prices on Russian oil exports also supported higher U.S. refining margins. Meanwhile, both the reopening of China’s economy and production cuts by the Organization of the Petroleum Exporting Countries (“OPEC”) put upward pressure on prices.

The healthcare and information technology sectors also contributed to performance. Within healthcare, biotechnology stocks rose as demand increased for oncology treatment therapies. Revenue from immunology and neurology drugs also increased as the industry shifted focus from COVID-19 treatments. Within information technology, stocks of semiconductor producers increased along with demand for chips used in data centers and networking equipment.

The consumer staples, financials, and utilities sectors all detracted from the Index’s return. Inflation increased expenses for manufacturers of household products, reducing profit margins below pre-pandemic levels as they found it difficult to raise prices. In financials, the Fed’s interest rate increases raised borrowing costs for private equity managers and narrowed net interest income margins for lenders. Utilities providers encountered rising costs and supply chain disruptions that drove higher utility rates for customers and negatively impacted the industry’s finances.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Health Care	27.2%
Energy	25.9
Information Technology	12.9
Communication Services	9.3
Utilities	8.9
Consumer Staples	6.0
Financials	4.7
Industrials	2.8
Materials	1.7
Consumer Discretionary	0.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Exxon Mobil Corp.	8.8%
Johnson & Johnson	6.9
Verizon Communications, Inc.	6.2
Chevron Corp.	6.1
AbbVie, Inc.	5.8
Pfizer, Inc.	4.9
Broadcom, Inc.	4.1
Coca-Cola Co.	4.0
Cisco Systems, Inc.	3.3
International Business Machines Corp.	3.2

(a)	Excludes money market funds.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023	iShares® Select Dividend ETF

Investment Objective

The iShares Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Dow Jones U.S. Select Dividend Index™ (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(1.23)%	7.90%	9.72%	(1.23)%	46.28%	152.86%

Fund Market	(1.26)	7.90	9.72	(1.26)	46.25	152.74

Index	(0.84)	8.33	10.16	(0.84)	49.20	163.05

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not and indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,013.20	$ 1.91		$ 1,000.00	$ 1,022.90	$ 1.91		0.38%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2023 (continued)	iShares® Select Dividend ETF

Portfolio Management Commentary

U.S. stocks with relatively high dividends declined slightly for the reporting period amid rapidly rising interest rates and a weakening global economy. Dividend-bearing stocks witnessed record inflows as investors viewed their underlying businesses as more resilient in an extended economic downturn.

Stocks in the materials sector detracted the most from the Index’s return. A shift in consumer spending from goods to services significantly impacted the containers and packaging industry as the drop in demand for products such as corrugated boxes and containerboard translated into lower sales volumes and compressed margins for packaging producers. Higher operating costs due to inflation and a weakening U.S. dollar were additional factors lowering sales for global consumer packaging firms.

Financials stocks also detracted from the Index’s return following the failure of two regional U.S. banks in the largest collapse for the industry since 2008. The disruption created by the failures led investors to scrutinize the reliability of regional banks’ dividends more closely, amid further credit concerns. Regional banks also reported an increase in outflows, as depositors shifted funds to the perceived stability of larger banks.

On the upside, energy stocks contributed the most to the Index’s return during the reporting period as higher natural gas prices throughout 2022 offset declining oil prices. Oil, gas, and consumable fuels companies posted record profits on strong demand for oil products. Some large oil companies also used excess cash to buy back their own stock and raise dividends.

The healthcare sector also contributed to returns as biotechnology companies increased dividends and stock buybacks, reflecting the robustness of their balance sheets. Biotechnology stocks rose as drug sales increased from a year prior and companies focused on developing their drug pipelines.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Utilities	28.0%
Financials	22.3
Consumer Staples	10.6
Materials	8.1
Communication Services	7.4
Consumer Discretionary	7.3
Energy	5.7
Information Technology	4.0
Health Care	3.4
Industrials	3.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Altria Group, Inc.	2.6%
Verizon Communications, Inc.	2.2
ONEOK, Inc.	1.8
AT&T Inc.	1.8
Walgreens Boots Alliance, Inc.	1.7
Philip Morris International, Inc.	1.7
International Business Machines Corp.	1.6
LyondellBasell Industries NV, Class A	1.6
Dominion Energy, Inc.	1.6
Edison International	1.5

(a)	Excludes money market funds.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	13

Schedule of Investments April 30, 2023	iShares® Core Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.4%
General Dynamics Corp.	3,427	$748,251
Huntington Ingalls Industries, Inc.	416	83,891
L3Harris Technologies, Inc.	5,067	988,825
Lockheed Martin Corp.	5,462	2,536,826
Raytheon Technologies Corp.	19,372	1,935,263

		6,293,056

Air Freight & Logistics — 1.4%
CH Robinson Worldwide, Inc.	4,142	417,804
FedEx Corp.	4,900	1,116,122
United Parcel Service, Inc., Class B	11,056	1,987,979

		3,521,905

Automobile Components — 0.1%
Autoliv, Inc.	877	75,255
Dana, Inc.	1,516	22,422
LCI Industries	333	37,616
Lear Corp.	660	84,255

		219,548

Automobiles — 0.3%
Ford Motor Co.	60,586	719,762
Thor Industries, Inc.	701	55,393

		775,155

Banks — 9.1%
Associated Banc-Corp.	2,371	42,275
Atlantic Union Bankshares Corp.	1,232	35,260
Bank of America Corp.	161,585	4,731,209
Bank of Hawaii Corp.	631	30,559
Bank OZK	2,779	99,266
Banner Corp.	212	10,583
BOK Financial Corp.	379	31,787
Cathay General Bancorp	1,910	60,872
Citigroup, Inc.	50,820	2,392,097
Citizens Financial Group, Inc.	7,537	233,195
Columbia Banking System, Inc.	1,200	25,632
Comerica, Inc.	3,011	130,587
Cullen/Frost Bankers, Inc.	479	52,810
CVB Financial Corp.	1,317	19,715
East West Bancorp, Inc.	1,225	63,320
Fifth Third Bancorp	14,071	368,660
First Financial Bancorp	654	13,538
First Hawaiian, Inc.	2,130	40,704
First Horizon Corp.	7,846	137,697
First Interstate BancSystem, Inc., Class A	2,115	54,123
First Merchants Corp.	731	21,331
FNB Corp.	4,644	53,313
Fulton Financial Corp.	2,426	28,942
Glacier Bancorp, Inc.	922	30,638
Hancock Whitney Corp.	785	28,668
Heartland Financial U.S.A., Inc.	334	10,875
Home BancShares, Inc.	2,362	51,421
Huntington Bancshares, Inc.	23,353	261,554
Independent Bank Group, Inc.	622	22,628
International Bancshares Corp.	610	26,029
JPMorgan Chase & Co.	44,902	6,207,252
KeyCorp	20,780	233,983
M&T Bank Corp.	3,391	426,588
New York Community Bancorp, Inc., Class A	15,984	170,869
Old National Bancorp	3,649	48,933
Pacific Premier Bancorp, Inc.	361	8,029
PacWest Bancorp	1,678	17,032

Security	Shares	Value

Banks (continued)
Park National Corp.	140	$15,165
PNC Financial Services Group, Inc.	9,021	1,174,985
Popular, Inc.	2,778	166,708
Prosperity Bancshares, Inc.	1,052	65,876
Regions Financial Corp.	13,211	241,233
SouthState Corp.	1,033	71,256
Synovus Financial Corp.	2,318	71,394
Towne Bank	700	16,583
Truist Financial Corp.	24,506	798,405
Trustmark Corp.	329	7,860
U.S. Bancorp	19,649	673,568
United Bankshares, Inc.	1,579	52,312
United Community Banks, Inc.	781	19,447
Valley National Bancorp	5,800	54,404
Washington Federal, Inc.	1,940	54,398
Webster Financial Corp.	2,561	95,525
Wells Fargo & Co.	91,722	3,645,950
WesBanco, Inc.	1,823	48,528
Zions Bancorp N.A.	4,298	119,742

		23,615,313

Beverages — 1.9%
Coca-Cola Co.	37,154	2,383,429
Molson Coors Beverage Co., Class B	1,882	111,941
PepsiCo, Inc.	13,246	2,528,529

		5,023,899

Biotechnology — 3.3%
AbbVie, Inc.	24,611	3,719,214
Amgen, Inc.	14,121	3,385,369
Gilead Sciences, Inc.	17,856	1,467,942

		8,572,525

Broadline Retail — 0.0%
Nordstrom, Inc.	1,732	26,777

Building Products — 0.7%
A O Smith Corp.	2,598	177,417
Fortune Brands Innovations, Inc.	3,943	255,073
Johnson Controls International PLC	11,219	671,345
Masco Corp.	7,737	414,007
Owens Corning	2,753	294,048

		1,811,890

Capital Markets — 4.3%
Artisan Partners Asset Management, Inc., Class A	1,511	52,386
Bank of New York Mellon Corp.	17,530	746,603
BlackRock, Inc.(a)	1,971	1,322,935
Blackstone, Inc., Class A, NVS	11,876	1,060,883
Blue Owl Capital, Inc., Class A	4,740	53,372
Carlyle Group, Inc.	3,041	92,234
CME Group, Inc., Class A	4,076	757,199
Cohen & Steers, Inc.	311	18,679
Federated Hermes, Inc., Class B	2,144	88,740
Franklin Resources, Inc.	4,119	110,719
Goldman Sachs Group, Inc.	5,810	1,995,386
Houlihan Lokey, Inc., Class A	916	83,704
Invesco Ltd.	7,960	136,355
Janus Henderson Group PLC	4,493	116,593
Jefferies Financial Group, Inc.	5,827	186,639
Moelis & Co., Class A	1,895	71,783
Morgan Stanley	37,053	3,333,658
Northern Trust Corp.	2,259	176,563
State Street Corp.	3,839	277,406

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Core Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Stifel Financial Corp.	1,210	$72,564
T Rowe Price Group, Inc.	5,025	564,458

		11,318,859

Chemicals — 2.0%
Air Products & Chemicals, Inc.	1,623	477,746
Avient Corp.	784	30,192
Cabot Corp.	461	33,081
Celanese Corp., Class A	2,059	218,748
Chemours Co.	4,649	135,147
Dow, Inc.	19,476	1,059,494
DuPont de Nemours, Inc.	17,264	1,203,646
Eastman Chemical Co.	5,258	443,092
Huntsman Corp.	8,099	216,972
International Flavors & Fragrances, Inc.	3,029	293,692
LyondellBasell Industries NV, Class A	5,364	507,488
NewMarket Corp.	184	73,526
Olin Corp.	4,844	268,358
Scotts Miracle-Gro Co.	970	64,806
Sensient Technologies Corp.	405	30,156
Tronox Holdings PLC, Class A	1,592	21,795

		5,077,939

Commercial Services & Supplies — 0.0%
Brady Corp., Class A, NVS	635	32,404

Communications Equipment — 2.9%
Cisco Systems, Inc.	150,449	7,108,715
Juniper Networks, Inc.	12,150	366,323

		7,475,038

Construction & Engineering — 0.0%
MDU Resources Group, Inc.	1,486	43,421

Consumer Finance — 0.3%
Discover Financial Services	7,345	759,987

Consumer Staples Distribution & Retail — 1.6%
Albertsons Cos., Inc., Class A	1,284	26,836
Kroger Co.	13,400	651,642
Sysco Corp.	5,926	454,761
Target Corp.	16,239	2,561,702
Walgreens Boots Alliance, Inc.	14,479	510,385

		4,205,326

Containers & Packaging — 0.6%
Amcor PLC	36,631	401,842
Greif, Inc., Class A, NVS	341	21,411
Greif, Inc., Class B	111	8,740
International Paper Co.	15,145	501,451
Packaging Corp. of America	1,921	259,835
Sonoco Products Co.	1,860	112,753
Westrock Co.	6,331	189,487

		1,495,519

Distributors — 0.1%
LKQ Corp.	6,654	384,135

Diversified Consumer Services — 0.1%
H&R Block, Inc.	4,189	142,049

Diversified REITs — 0.1%
WP Carey, Inc.	2,458	182,384

Diversified Telecommunication Services — 2.4%
AT&T Inc.	146,875	2,595,281

Security	Shares	Value

Diversified Telecommunication Services (continued)
Cogent Communications Holdings, Inc.	796	$54,956
Verizon Communications, Inc.	94,176	3,656,854

		6,307,091

Electric Utilities — 1.9%
Alliant Energy Corp.	2,590	142,813
American Electric Power Co., Inc.	3,446	318,479
Duke Energy Corp.	10,576	1,045,755
Edison International	5,016	369,177
Entergy Corp.	945	101,663
Evergy, Inc.	2,660	165,213
Eversource Energy	3,442	267,134
Exelon Corp.	8,588	364,475
FirstEnergy Corp.	3,075	122,385
Hawaiian Electric Industries, Inc.	1,227	48,111
IDACORP, Inc.	498	55,338
MGE Energy, Inc.	268	20,531
NRG Energy, Inc.	6,360	217,321
OGE Energy Corp.	3,022	113,446
Otter Tail Corp.	327	23,528
Pinnacle West Capital Corp.	1,659	130,165
Portland General Electric Co.	1,260	63,781
PPL Corp.	13,710	393,751
Southern Co.	10,117	744,105
Xcel Energy, Inc.	3,673	256,779

		4,963,950

Electrical Equipment — 0.5%
Eaton Corp. PLC	2,752	459,914
Emerson Electric Co.	10,321	859,327

		1,319,241

Electronic Equipment, Instruments & Components — 0.4%
Avnet, Inc.	4,338	178,986
Corning, Inc.	19,379	643,770
National Instruments Corp.	2,725	158,677

		981,433

Energy Equipment & Services — 0.2%
Baker Hughes Co., Class A	14,168	414,272
Helmerich & Payne, Inc.	1,692	56,107

		470,379

Financial Services — 1.1%
Apollo Global Management, Inc.	2,417	153,214
Equitable Holdings, Inc.	12,870	334,491
Essent Group Ltd.	1,551	65,871
Fidelity National Information Services, Inc.	31,609	1,856,081
MGIC Investment Corp.	8,974	133,443
TFS Financial Corp.	1,454	17,506
Walker & Dunlop, Inc.	329	22,145
Western Union Co.	13,658	149,282

		2,732,033

Food Products — 1.7%
Bunge Ltd.	1,720	160,992
Cal-Maine Foods, Inc.	688	32,680
Campbell Soup Co.	2,323	126,139
Conagra Brands, Inc.	6,611	250,954
Flowers Foods, Inc.	2,320	63,823
General Mills, Inc.	9,837	871,853
Hormel Foods Corp.	2,510	101,504
Ingredion, Inc.	854	90,669
J M Smucker Co.	1,431	220,961
Kellogg Co.	3,415	238,265
Kraft Heinz Co.	10,791	423,763

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) April 30, 2023	iShares® Core Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Mondelez International, Inc., Class A	20,384	$1,563,860
Tyson Foods, Inc., Class A	5,968	372,940

		4,518,403

Gas Utilities — 0.1%
National Fuel Gas Co.	1,016	56,794
New Jersey Resources Corp.	898	46,373
ONE Gas, Inc.	234	18,006
Spire, Inc.	594	40,232
UGI Corp.	2,732	92,560

		253,965

Ground Transportation — 1.8%
Norfolk Southern Corp.	6,657	1,351,571
Ryder System, Inc.	1,391	110,111
Union Pacific Corp.	15,970	3,125,329

		4,587,011

Health Care Equipment & Supplies — 0.9%
Baxter International, Inc.	7,463	355,836
Medtronic PLC	21,316	1,938,690

		2,294,526

Health Care Providers & Services — 1.1%
Cardinal Health, Inc.	7,815	641,611
CVS Health Corp.	19,232	1,409,898
Patterson Cos., Inc.	1,374	37,249
Premier, Inc., Class A	2,408	80,259
Quest Diagnostics, Inc.	5,012	695,716
Select Medical Holdings Corp.	2,081	63,470

		2,928,203

Health Care REITs — 0.2%
Healthpeak Properties, Inc.	7,361	161,721
Medical Properties Trust, Inc.	5,864	51,427
National Health Investors, Inc.	1,307	65,050
Omega Healthcare Investors, Inc.	6,546	175,171
Physicians Realty Trust	696	10,036
Sabra Health Care REIT, Inc.	3,524	40,174
Ventas, Inc.	2,800	134,540

		638,119

Hotel & Resort REITs — 0.0%
Apple Hospitality REIT, Inc.	2,794	41,603

Hotels, Restaurants & Leisure — 2.3%
Bloomin’ Brands, Inc.	1,400	34,678
Cracker Barrel Old Country Store, Inc.	653	69,323
Darden Restaurants, Inc.	3,199	486,024
Marriott Vacations Worldwide Corp.	1,047	140,884
McDonald’s Corp.	8,127	2,403,560
Papa John’s International, Inc.	582	43,528
Red Rock Resorts, Inc., Class A	2,324	113,411
Starbucks Corp.	13,637	1,558,573
Travel + Leisure Co.	2,402	91,925
Vail Resorts, Inc.	439	105,588
Wendy’s Co.	4,442	98,168
Wyndham Hotels & Resorts, Inc.	1,681	114,678
Yum! Brands, Inc.	5,261	739,591

		5,999,931

Household Durables — 0.8%
Garmin Ltd.	3,357	329,557
KB Home	1,855	81,286
Leggett & Platt, Inc.	2,628	84,911
Lennar Corp., Class A	5,603	632,074
Lennar Corp., Class B	338	33,063

Security	Shares	Value

Household Durables (continued)
MDC Holdings, Inc.	1,020	$41,789
Newell Brands, Inc.	12,012	145,946
PulteGroup, Inc.	6,798	456,486
Toll Brothers, Inc.	2,684	171,534

		1,976,646

Household Products — 3.6%
Clorox Co.	1,934	320,309
Colgate-Palmolive Co.	13,051	1,041,470
Energizer Holdings, Inc.	1,070	35,770
Kimberly-Clark Corp.	4,775	691,850
Procter & Gamble Co.	46,559	7,280,896
Reynolds Consumer Products, Inc.	646	18,107
Spectrum Brands Holdings, Inc.	917	60,981

		9,449,383

Independent Power and Renewable Electricity Producers — 0.2%
AES Corp.	5,648	133,632
Clearway Energy, Inc., Class A	617	17,881
Clearway Energy, Inc., Class C	1,284	38,995
Vistra Corp.	17,069	407,266

		597,774

Industrial Conglomerates — 1.4%
3M Co.	15,589	1,655,864
Honeywell International, Inc.	10,353	2,068,943

		3,724,807

Industrial REITs — 0.4%
EastGroup Properties, Inc.	77	12,825
First Industrial Realty Trust, Inc.	495	25,973
LXP Industrial Trust	2,038	19,157
Prologis, Inc.	7,579	949,270

		1,007,225

Insurance — 3.4%
Aflac, Inc.	12,612	880,948
Allstate Corp.	8,371	969,027
American International Group, Inc.	23,215	1,231,324
Axis Capital Holdings Ltd.	755	42,688
Cincinnati Financial Corp.	1,689	179,777
CNA Financial Corp.	369	14,358
Everest Re Group Ltd.	292	110,376
Fidelity National Financial, Inc., Class A	7,307	259,325
First American Financial Corp.	2,447	140,972
Hanover Insurance Group, Inc.	441	52,726
Hartford Financial Services Group, Inc.	7,914	561,815
Kemper Corp.	797	38,774
MetLife, Inc.	18,393	1,128,043
Old Republic International Corp.	4,013	101,408
Principal Financial Group, Inc.	5,535	413,409
Prudential Financial, Inc.	10,926	950,562
Reinsurance Group of America, Inc.	597	84,965
Travelers Cos., Inc.	4,619	836,686
Unum Group	2,341	98,790
Willis Towers Watson PLC	3,362	778,639

		8,874,612

Interactive Media & Services — 0.0%
Shutterstock, Inc.	248	16,616

IT Services — 1.9%
Cognizant Technology Solutions Corp., Class A	17,131	1,022,892
International Business Machines Corp.	31,231	3,947,911

		4,970,803

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Core Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products — 0.2%
Brunswick Corp.	1,465	$124,217
Hasbro, Inc.	2,618	155,038
Polaris, Inc.	1,638	177,969

		457,224

Machinery — 1.6%
Allison Transmission Holdings, Inc.	3,217	156,957
Caterpillar, Inc.	7,608	1,664,630
Cummins, Inc.	2,187	514,033
Flowserve Corp.	1,092	36,462
Hillenbrand, Inc.	1,574	71,806
Illinois Tool Works, Inc.	3,611	873,645
Kennametal, Inc.	1,362	35,358
Snap-on, Inc.	700	181,587
Stanley Black & Decker, Inc.	6,031	520,717

		4,055,195

Marine Transportation — 0.0%
Matson, Inc.	1,744	118,644

Media — 1.0%
Comcast Corp., Class A	42,319	1,750,737
Fox Corp., Class B	3,339	101,973
Interpublic Group of Cos., Inc.	5,787	206,770
John Wiley & Sons, Inc., Class A	730	28,156
Nexstar Media Group, Inc., Class A	1,520	263,644
Omnicom Group, Inc.	4,140	374,960

		2,726,240

Metals & Mining — 0.3%
Newmont Corp.	15,494	734,415
Southern Copper Corp.	1,300	99,879
Worthington Industries, Inc.	666	39,554

		873,848

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Blackstone Mortgage Trust, Inc., Class A	1,254	22,873
Claros Mortgage Trust, Inc.	4,069	48,665
Rithm Capital Corp.	8,514	69,475
Starwood Property Trust, Inc.	3,072	54,958

		195,971

Multi-Utilities — 1.0%
Ameren Corp.	1,136	101,070
Black Hills Corp.	289	18,869
CenterPoint Energy, Inc.	5,302	161,552
CMS Energy Corp.	2,719	169,285
Consolidated Edison, Inc.	2,644	260,355
Dominion Energy, Inc.	7,059	403,351
DTE Energy Co.	335	37,657
Public Service Enterprise Group, Inc.	7,326	463,003
Sempra Energy	4,363	678,403
WEC Energy Group, Inc.	3,610	347,174

		2,640,719

Office REITs — 0.2%
Boston Properties, Inc.	2,810	149,942
Corporate Office Properties Trust	1,672	38,272
Cousins Properties, Inc.	1,927	42,028
Douglas Emmett, Inc.	4,327	55,732
Highwoods Properties, Inc.	2,477	56,773
Kilroy Realty Corp.	2,264	66,199
Vornado Realty Trust	5,516	82,795

		491,741

Oil, Gas & Consumable Fuels — 8.5%
Antero Midstream Corp.	9,665	103,995

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
California Resources Corp.	2,269	$91,895
Chesapeake Energy Corp.	6,053	500,462
Chevron Corp.	20,510	3,457,576
Chord Energy Corp.	859	122,261
Civitas Resources, Inc.	475	32,799
Coterra Energy, Inc.	24,744	633,446
CVR Energy, Inc.	534	14,066
Devon Energy Corp.	24,064	1,285,740
Diamondback Energy, Inc.	5,626	800,017
DT Midstream, Inc.	1,635	80,556
EOG Resources, Inc.	5,210	622,439
Equitrans Midstream Corp.	14,346	73,882
Exxon Mobil Corp.	66,347	7,851,504
HF Sinclair Corp.	3,232	142,564
Kinder Morgan, Inc.	44,324	760,157
Magnolia Oil & Gas Corp., Class A	5,229	110,436
ONEOK, Inc.	8,083	528,709
Phillips 66	8,396	831,204
Pioneer Natural Resources Co.	11,188	2,433,949
Valero Energy Corp.	9,371	1,074,573
Williams Cos., Inc.	21,878	662,028

		22,214,258

Personal Care Products — 0.0%
Nu Skin Enterprises, Inc., Class A	1,248	49,246

Pharmaceuticals — 6.0%
Bristol-Myers Squibb Co.	57,127	3,814,370
Johnson & Johnson	35,262	5,772,389
Merck & Co., Inc.	22,645	2,614,818
Organon & Co.	4,027	99,185
Perrigo Co. PLC	1,236	45,967
Pfizer, Inc.	81,486	3,168,991
Viatris, Inc.	17,974	167,697

		15,683,417

Professional Services — 0.2%
ManpowerGroup, Inc.	1,469	111,218
Paychex, Inc.	3,042	334,194
Robert Half International, Inc.	2,024	147,752
TTEC Holdings, Inc.	328	11,175

		604,339

Real Estate Management & Development — 0.0%
Kennedy-Wilson Holdings, Inc.	2,973	49,887

Residential REITs — 0.4%
Apartment Income REIT Corp.	1,571	58,096
AvalonBay Communities, Inc.	1,628	293,642
Equity LifeStyle Properties, Inc.	1,026	70,691
Equity Residential	4,173	263,942
Essex Property Trust, Inc.	946	207,865
Mid-America Apartment Communities, Inc.	1,214	186,713

		1,080,949

Retail REITs — 0.5%
Brixmor Property Group, Inc.	3,886	82,888
Federal Realty Investment Trust	327	32,337
Kimco Realty Corp.	7,743	148,588
Kite Realty Group Trust	3,067	63,548
National Retail Properties, Inc.	1,913	83,216
Regency Centers Corp.	1,943	119,359
Retail Opportunity Investments Corp.	613	7,987
Simon Property Group, Inc.	5,800	657,256

		1,195,179

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) April 30, 2023	iShares® Core Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 10.2%
Analog Devices, Inc.	15,954	$2,869,806
Broadcom, Inc.	13,036	8,167,054
Intel Corp.	163,700	5,084,522
NXP Semiconductors NV	12,887	2,110,117
QUALCOMM, Inc.	34,413	4,019,438
Skyworks Solutions, Inc.	5,383	570,060
Texas Instruments, Inc.	21,917	3,664,522

		26,485,519

Software — 2.6%
Gen Digital, Inc.	26,306	464,827
Oracle Corp.	66,992	6,345,482

		6,810,309

Specialized REITs — 1.0%
American Tower Corp.	688	140,620
Crown Castle, Inc.	6,646	818,056
Digital Realty Trust, Inc.	2,635	261,260
EPR Properties	2,028	85,095
Extra Space Storage, Inc.	1,396	212,248
Iron Mountain, Inc.	4,384	242,172
Lamar Advertising Co., Class A	1,246	131,677
Outfront Media, Inc.	3,338	55,611
PotlatchDeltic Corp.	1,186	54,829
Public Storage	1,308	385,638
Rayonier, Inc.	251	7,871
Uniti Group, Inc.	10,542	36,054
Weyerhaeuser Co.	9,067	271,194

		2,702,325

Specialty Retail — 5.1%
American Eagle Outfitters, Inc.	3,991	53,439
Dick’s Sporting Goods, Inc.	2,677	388,192
Foot Locker, Inc.	3,028	127,146
Gap, Inc.	6,607	63,427
Home Depot, Inc.	21,945	6,595,350
Lowe’s Cos., Inc.	27,564	5,728,626
Penske Automotive Group, Inc.	589	81,624
Signet Jewelers Ltd.	2,179	160,331

		13,198,135

Technology Hardware, Storage & Peripherals — 0.5%
Hewlett Packard Enterprise Co.	43,762	626,672
NetApp, Inc.	10,589	665,942

		1,292,614

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.4%
Hanesbrands, Inc.	13,214	$69,241
Kontoor Brands, Inc.	1,175	53,075
Ralph Lauren Corp., Class A	1,663	190,896
Steven Madden Ltd.	1,792	62,791
Tapestry, Inc.	9,142	373,085
VF Corp.	10,819	254,355

		1,003,443

Tobacco — 2.1%
Altria Group, Inc.	58,081	2,759,428
Philip Morris International, Inc.	27,109	2,710,087

		5,469,515

Trading Companies & Distributors — 0.3%
Air Lease Corp., Class A	1,239	49,832
Fastenal Co.	5,258	283,091
MSC Industrial Direct Co., Inc., Class A	813	73,763
Triton International Ltd.	2,301	190,224
Watsco, Inc.	355	122,965

		719,875

Water Utilities — 0.0%
Essential Utilities, Inc.	944	40,309

Total Long-Term Investments — 99.7% (Cost: $266,934,343)		259,789,784

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares,
4.75%(a)(b)	859,810	859,810

Total Short-Term Securities — 0.3% (Cost: $859,810)		859,810

Total Investments — 100.0% (Cost: $267,794,153)		260,649,594

Other Assets Less Liabilities — 0.0%		49,887

Net Assets — 100.0%		$260,699,481

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$490,000	$369,810	(a)	$—	$—	$—	$859,810	859,810	$19,527	$—
BlackRock, Inc.	922,028	960,673		(584,496)	(67,192)	91,922	1,322,935	1,971	22,689	—

					$(67,192)	$91,922	$2,182,745		$42,216	$—

(a)	Represents net amount purchased (sold).

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Core Dividend ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Micro E-mini S&P 500 Index	41	06/16/23	$859	$17,829

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$17,829	$—	$—	$—	$17,829

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(120,194)	$—	$—	$—	$(120,194)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$77,277	$—	$—	$—	$77,277

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$806,731

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2023	iShares® Core Dividend ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$259,789,784	$—	$—	$259,789,784
Short-Term Securities
Money Market Funds	859,810	—	—	859,810

	$260,649,594	$—	$—	$260,649,594

Derivative Financial Instruments(a)
Assets
Equity Contracts	$17,829	$—	$—	$17,829

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2023	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.2%
BWX Technologies, Inc.	71,257	$4,601,777
Curtiss-Wright Corp.	9,930	1,686,412
General Dynamics Corp.	278,326	60,769,699
HEICO Corp.	2,572	433,742
HEICO Corp., Class A	5,708	766,185
Huntington Ingalls Industries, Inc.	52,096	10,505,679
L3Harris Technologies, Inc.	228,323	44,557,233
Lockheed Martin Corp.	325,668	151,256,503
Northrop Grumman Corp.	120,301	55,491,242
Raytheon Technologies Corp.	1,852,520	185,066,748

		515,135,220

Air Freight & Logistics — 1.2%
CH Robinson Worldwide, Inc.	156,400	15,776,068
Expeditors International of Washington, Inc.	107,513	12,239,280
Forward Air Corp.	13,258	1,398,851
United Parcel Service, Inc., Class B	1,431,617	257,419,053

		286,833,252

Automobile Components — 0.0%
Gentex Corp.	222,387	6,135,657

Automobiles — 0.0%
Thor Industries, Inc.	61,069	4,825,672

Banks — 7.3%
Associated Banc-Corp.	326,642	5,824,027
Atlantic Union Bankshares Corp.	130,119	3,724,006
BancFirst Corp.	18,065	1,443,213
Bank of America Corp.	10,524,105	308,145,794
Bank of Hawaii Corp.	87,945	4,259,176
Bank OZK	208,047	7,431,439
BOK Financial Corp.	37,955	3,183,286
Cadence Bank	119,539	2,417,079
Cathay General Bancorp	140,803	4,487,392
Citigroup, Inc.	4,349,621	204,736,660
Comerica, Inc.	300,451	13,030,560
Commerce Bancshares, Inc.	107,317	5,993,654
Community Bank System, Inc.	53,253	2,660,520
Cullen/Frost Bankers, Inc.	100,755	11,108,239
CVB Financial Corp.	235,800	3,529,926
East West Bancorp, Inc.	211,244	10,919,202
Fifth Third Bancorp	1,505,434	39,442,371
First Financial Bankshares, Inc.	146,152	4,276,408
First Horizon Corp.	843,065	14,795,791
First Merchants Corp.	111,626	3,257,247
First Republic Bank(a)	100,198	351,695
Fulton Financial Corp.	350,085	4,176,514
Glacier Bancorp, Inc.	187,294	6,223,780
Heartland Financial U.S.A., Inc.	56,894	1,852,469
Hilltop Holdings, Inc.	57,742	1,791,157
Home BancShares, Inc.	339,678	7,394,790
Independent Bank Corp.	33,994	1,903,664
Independent Bank Group, Inc.	54,152	1,970,050
JPMorgan Chase & Co.	4,750,235	656,672,486
Lakeland Financial Corp.	38,155	1,933,314
M&T Bank Corp.	330,442	41,569,604
Park National Corp.	27,354	2,962,985
PNC Financial Services Group, Inc.	930,349	121,177,957
Popular, Inc.	138,447	8,308,204
Prosperity Bancshares, Inc.	160,398	10,044,123
Regions Financial Corp.	1,924,324	35,138,156
ServisFirst Bancshares, Inc.	44,600	2,252,300

Security	Shares	Value

Banks (continued)
Simmons First National Corp., Class A	177,423	$2,964,738
SouthState Corp.	108,882	7,510,680
Stock Yards Bancorp, Inc.	34,848	1,693,613
Synovus Financial Corp.	292,245	9,001,146
Towne Bank	117,817	2,791,085
U.S. Bancorp	3,184,123	109,151,736
UMB Financial Corp.	46,192	2,938,273
United Community Banks, Inc.	154,182	3,839,132
Washington Federal, Inc.	116,724	3,272,941
WesBanco, Inc.	133,555	3,555,234
Wintrust Financial Corp.	65,222	4,459,228
WSFS Financial Corp.	31,138	1,095,123
Zions Bancorp N.A.	299,363	8,340,253

		1,721,002,420

Beverages — 3.6%
Brown-Forman Corp., Class A	41,610	2,741,267
Brown-Forman Corp., Class B, NVS	132,379	8,616,549
Coca-Cola Co.	6,365,215	408,328,542
Constellation Brands, Inc., Class A	132,430	30,388,712
PepsiCo, Inc.	2,042,465	389,886,144

		839,961,214

Biotechnology — 4.5%
AbbVie, Inc.	3,904,372	590,028,697
Amgen, Inc.	1,110,319	266,187,877
Gilead Sciences, Inc.	2,547,720	209,448,061

		1,065,664,635

Broadline Retail — 0.0%
Dillard’s, Inc., Class A	880	262,583

Building Products — 0.5%
A O Smith Corp.	127,005	8,673,172
AAON, Inc.	12,255	1,200,990
Advanced Drainage Systems, Inc.	20,385	1,747,402
Allegion PLC	70,421	7,780,112
Carlisle Cos., Inc.	32,865	7,093,910
Fortune Brands Innovations, Inc.	108,584	7,024,299
Lennox International, Inc.	29,530	8,324,802
Masco Corp.	279,915	14,978,252
Owens Corning	110,280	11,779,007
Simpson Manufacturing Co., Inc.	22,766	2,863,508
Trane Technologies PLC	179,557	33,363,486
UFP Industries, Inc.	28,345	2,225,649

		107,054,589

Capital Markets — 6.0%
Ameriprise Financial, Inc.	88,262	26,930,501
Bank of New York Mellon Corp.	1,217,480	51,852,473
BlackRock, Inc.(b)	242,559	162,805,601
CME Group, Inc., Class A	1,985,744	368,891,663
Cohen & Steers, Inc.	42,888	2,575,853
Evercore, Inc., Class A	44,522	5,078,625
FactSet Research Systems, Inc.	18,582	7,650,024
Goldman Sachs Group, Inc.	540,883	185,760,857
Hamilton Lane, Inc., Class A	41,094	3,027,806
Houlihan Lokey, Inc., Class A	65,918	6,023,587
Intercontinental Exchange, Inc.	460,551	50,167,820
Jefferies Financial Group, Inc.	341,754	10,946,381
MarketAxess Holdings, Inc.	16,870	5,370,902
Moody’s Corp.	92,235	28,880,623
Morgan Stanley	2,377,469	213,900,886
Morningstar, Inc.	10,137	1,807,528
MSCI, Inc., Class A	46,047	22,215,375

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2023	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Nasdaq, Inc.	274,989	$15,226,141
Northern Trust Corp.	376,491	29,426,537
Raymond James Financial, Inc.	170,687	15,452,294
S&P Global, Inc.	197,033	71,440,225
SEI Investments Co.	82,664	4,869,736
State Street Corp.	594,395	42,950,983
Stifel Financial Corp.	130,407	7,820,508
T Rowe Price Group, Inc.	530,336	59,572,643

		1,400,645,572

Chemicals — 1.9%
Air Products & Chemicals, Inc.	275,995	81,241,888
Albemarle Corp.	41,288	7,657,272
Ashland, Inc.	37,062	3,765,870
Avient Corp.	112,254	4,322,901
Balchem Corp.	11,314	1,486,660
Cabot Corp.	58,706	4,212,743
Celanese Corp., Class A	132,382	14,064,264
Eastman Chemical Co.	250,888	21,142,332
Ecolab, Inc.	183,850	30,857,384
HB Fuller Co.	33,815	2,237,539
Innospec, Inc.	16,914	1,718,970
International Flavors & Fragrances, Inc.	522,479	50,659,564
Linde PLC	363,724	134,377,832
NewMarket Corp.	9,150	3,656,340
PPG Industries, Inc.	248,337	34,831,748
Quaker Chemical Corp.	8,396	1,566,945
RPM International, Inc.	137,062	11,243,196
Sensient Technologies Corp.	52,588	3,915,702
Sherwin-Williams Co.	144,988	34,440,449
Stepan Co.	18,052	1,664,394
Westlake Corp.	23,188	2,638,331

		451,702,324

Commercial Services & Supplies — 0.5%
ABM Industries, Inc.	68,263	2,906,638
Brady Corp., Class A, NVS	43,794	2,234,808
Cintas Corp.	50,874	23,186,843
MSA Safety, Inc.	29,559	3,835,280
Republic Services, Inc.	177,659	25,693,045
Tetra Tech, Inc.	20,263	2,803,791
Waste Management, Inc.	360,853	59,919,641

		120,580,046

Communications Equipment — 1.6%
Cisco Systems, Inc.	7,090,083	335,006,422
Motorola Solutions, Inc.	122,969	35,833,166

		370,839,588

Construction & Engineering — 0.1%
Comfort Systems U.S.A., Inc.	8,056	1,204,291
MDU Resources Group, Inc.	331,894	9,697,943

		10,902,234

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	25,212	9,156,999
Vulcan Materials Co.	67,393	11,801,862

		20,958,861

Consumer Finance — 0.5%
American Express Co.	396,113	63,908,871
Discover Financial Services	331,451	34,295,235
FirstCash Holdings, Inc.	34,655	3,570,505
Nelnet, Inc., Class A	11,351	1,093,101
Synchrony Financial	672,041	19,831,930

		122,699,642

Security	Shares	Value

Consumer Staples Distribution & Retail — 2.2%
Casey’s General Stores, Inc.	14,568	$3,333,450
Costco Wholesale Corp.	182,994	92,086,241
Dollar General Corp.	127,454	28,225,963
Kroger Co.	798,152	38,814,132
Sysco Corp.	739,193	56,725,671
Target Corp.	678,514	107,035,583
Walmart, Inc.	1,277,228	192,823,111

		519,044,151

Containers & Packaging — 0.2%
AptarGroup, Inc.	48,107	5,701,160
Avery Dennison Corp.	76,220	13,298,866
Ball Corp.	252,931	13,450,871
Silgan Holdings, Inc.	59,258	2,919,049
Sonoco Products Co.	183,265	11,109,524

		46,479,470

Distributors — 0.2%
Genuine Parts Co.	167,214	28,143,788
Pool Corp.	24,480	8,600,314

		36,744,102

Diversified Consumer Services — 0.1%
Graham Holdings Co., Class B	2,273	1,308,271
H&R Block, Inc.	271,249	9,198,054
Service Corp. International	140,708	9,876,294

		20,382,619

Electric Utilities — 4.3%
ALLETE, Inc.	140,707	8,777,303
Alliant Energy Corp.	492,546	27,158,986
American Electric Power Co., Inc.	1,066,174	98,535,801
Duke Energy Corp.	1,824,330	180,389,750
Edison International	918,790	67,622,944
Entergy Corp.	467,289	50,270,951
Evergy, Inc.	534,666	33,208,105
Eversource Energy	660,087	51,229,352
IDACORP, Inc.	89,347	9,928,239
MGE Energy, Inc.	46,350	3,550,874
NextEra Energy, Inc.	2,792,162	213,963,374
Otter Tail Corp.	56,920	4,095,394
PNM Resources, Inc.	146,808	7,065,869
Portland General Electric Co.	191,394	9,688,364
Southern Co.	2,552,247	187,717,767
Xcel Energy, Inc.	922,911	64,520,708

		1,017,723,781

Electrical Equipment — 0.8%
AMETEK, Inc.	79,955	11,028,193
Eaton Corp. PLC	406,216	67,886,818
Emerson Electric Co.	802,447	66,811,737
Hubbell, Inc.	53,568	14,426,934
nVent Electric PLC	141,389	5,928,441
Regal Rexnord Corp.	32,497	4,229,810
Rockwell Automation, Inc.	100,240	28,409,018

		198,720,951

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	351,089	26,496,687
Avnet, Inc.	132,216	5,455,232
Badger Meter, Inc.	12,377	1,637,848
CDW Corp.	89,313	15,146,592
Cognex Corp.	55,653	2,654,092
Corning, Inc.	1,380,427	45,857,785
Littelfuse, Inc.	12,394	3,002,322
National Instruments Corp.	161,070	9,379,106

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
TD SYNNEX Corp.	35,216	$3,135,633
TE Connectivity Ltd.	306,181	37,467,369

		150,232,666

Financial Services — 1.6%
Equitable Holdings, Inc.	505,114	13,127,913
Fidelity National Information Services, Inc.	987,477	57,984,649
Jack Henry & Associates, Inc.	48,759	7,964,295
Mastercard, Inc., Class A	300,790	114,309,224
Visa, Inc., Class A	738,976	171,981,885
Walker & Dunlop, Inc.	47,543	3,200,119

		368,568,085

Food Products — 1.7%
Archer-Daniels-Midland Co.	691,753	54,012,074
Flowers Foods, Inc.	347,571	9,561,678
Hershey Co.	142,484	38,906,681
Hormel Foods Corp.	442,498	17,894,619
Ingredion, Inc.	106,366	11,292,878
J & J Snack Foods Corp.	17,170	2,630,444
J M Smucker Co.	160,907	24,845,650
Kellogg Co.	521,800	36,405,986
Lamb Weston Holdings, Inc.	89,780	10,038,302
Lancaster Colony Corp.	19,948	4,171,526
McCormick & Co., Inc., NVS	300,441	26,393,742
Mondelez International, Inc., Class A	1,802,593	138,294,935
Tyson Foods, Inc., Class A	531,316	33,201,937

		407,650,452

Gas Utilities — 0.4%
Atmos Energy Corp.	206,931	23,619,104
National Fuel Gas Co.	171,247	9,572,707
New Jersey Resources Corp.	163,637	8,450,215
ONE Gas, Inc.	101,344	7,798,421
Southwest Gas Holdings, Inc.	140,272	7,855,232
Spire, Inc.	125,295	8,486,230
UGI Corp.	460,652	15,606,890

		81,388,799

Ground Transportation — 1.3%
CSX Corp.	1,701,643	52,138,342
JB Hunt Transport Services, Inc.	44,008	7,714,162
Landstar System, Inc.	15,040	2,647,491
Norfolk Southern Corp.	321,898	65,354,951
Old Dominion Freight Line, Inc.	23,225	7,441,058
Ryder System, Inc.	72,766	5,760,157
Schneider National, Inc., Class B	33,543	877,820
Union Pacific Corp.	876,160	171,464,512
Werner Enterprises, Inc.	36,276	1,638,587

		315,037,080

Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	1,996,391	220,541,314
Baxter International, Inc.	828,891	39,521,523
Becton Dickinson & Co.	245,792	64,965,284
DENTSPLY SIRONA, Inc.	158,298	6,637,435
Medtronic PLC	2,572,709	233,987,884
ResMed, Inc.	68,022	16,390,581
STERIS PLC	60,062	11,324,690
Stryker Corp.	211,890	63,492,838

		656,861,549

Health Care Providers & Services — 2.5%
AmerisourceBergen Corp.	115,649	19,296,036
Cardinal Health, Inc.	397,932	32,670,217
Chemed Corp.	2,478	1,365,998

Security	Shares	Value

Health Care Providers & Services (continued)
Elevance Health, Inc.	145,937	$68,393,375
Encompass Health Corp.	61,480	3,943,942
Ensign Group, Inc.	8,678	842,547
HCA Healthcare, Inc.	105,619	30,347,507
Humana, Inc.	45,560	24,169,124
McKesson Corp.	50,629	18,441,107
Quest Diagnostics, Inc.	122,939	17,065,163
UnitedHealth Group, Inc.	731,078	359,756,173

		576,291,189

Hotels, Restaurants & Leisure — 2.1%
Domino’s Pizza, Inc.	27,897	8,856,461
McDonald’s Corp.	936,364	276,929,653
Starbucks Corp.	1,324,585	151,386,820
Texas Roadhouse, Inc.	65,928	7,292,955
Wingstop, Inc.	7,438	1,488,418
Yum! Brands, Inc.	299,480	42,100,898

		488,055,205

Household Durables — 0.2%
DR Horton, Inc.	186,570	20,489,117
Garmin Ltd.	255,057	25,038,946

		45,528,063

Household Products — 3.3%
Church & Dwight Co., Inc.	177,655	17,253,854
Colgate-Palmolive Co.	1,217,947	97,192,170
Kimberly-Clark Corp.	705,977	102,289,007
Procter & Gamble Co.	3,510,534	548,977,307
WD-40 Co.	15,287	2,910,645

		768,622,983

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	1,002,429	23,717,470

Industrial Conglomerates — 0.7%
Honeywell International, Inc.	790,188	157,911,170

Insurance — 2.9%
Aflac, Inc.	800,631	55,924,075
Allstate Corp.	429,452	49,713,364
American Equity Investment Life Holding Co.	34,116	1,314,831
American Financial Group, Inc.	77,749	9,542,135
Aon PLC, Class A	86,130	28,007,753
Arthur J. Gallagher & Co.	127,230	26,471,474
Assurant, Inc.	61,757	7,604,139
Assured Guaranty Ltd.	61,035	3,287,955
Axis Capital Holdings Ltd.	130,963	7,404,648
Brown & Brown, Inc.	105,890	6,818,257
Chubb Ltd.	378,382	76,266,676
Cincinnati Financial Corp.	207,302	22,065,225
CNA Financial Corp.	61,611	2,397,284
CNO Financial Group, Inc.	144,453	3,241,525
Erie Indemnity Co., Class A, NVS	28,221	6,133,270
Everest Re Group Ltd.	37,821	14,296,338
First American Financial Corp.	223,084	12,851,869
Globe Life, Inc.	36,944	4,009,163
Hanover Insurance Group, Inc.	48,184	5,760,879
Hartford Financial Services Group, Inc.	410,429	29,136,355
Kinsale Capital Group, Inc.	2,934	958,567
Marsh & McLennan Cos., Inc.	402,998	72,616,210
MetLife, Inc.	1,087,634	66,704,593
Old Republic International Corp.	576,921	14,578,794
Primerica, Inc.	30,175	5,507,239
Principal Financial Group, Inc.	389,831	29,116,477
Reinsurance Group of America, Inc.	84,000	11,954,880

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2023	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
RenaissanceRe Holdings Ltd.	17,141	$3,692,343
RLI Corp.	19,253	2,677,130
Selective Insurance Group, Inc.	41,346	3,982,860
Travelers Cos., Inc.	272,978	49,447,235
Unum Group	313,630	13,235,186
W. R. Berkley Corp.	70,336	4,144,197
Willis Towers Watson PLC	83,015	19,226,274

		670,089,200

IT Services — 0.7%
Accenture PLC, Class A	597,289	167,414,134

Leisure Products — 0.1%
Acushnet Holdings Corp.	25,539	1,280,270
Brunswick Corp.	73,372	6,221,212
Polaris, Inc.	66,726	7,249,780

		14,751,262

Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc.	105,726	14,318,472
Danaher Corp.	147,831	35,022,642
Thermo Fisher Scientific, Inc.	47,432	26,320,017
West Pharmaceutical Services, Inc.	9,840	3,554,602

		79,215,733

Machinery — 2.2%
AGCO Corp.	25,738	3,189,968
Caterpillar, Inc.	559,368	122,389,718
Cummins, Inc.	192,172	45,168,107
Donaldson Co., Inc.	95,440	6,065,212
Dover Corp.	103,960	15,194,794
EnPro Industries, Inc.	14,281	1,346,270
Franklin Electric Co., Inc.	22,708	2,031,685
Graco, Inc.	126,726	10,048,104
Hillenbrand, Inc.	73,465	3,351,473
IDEX Corp.	45,045	9,293,684
Illinois Tool Works, Inc.	344,049	83,239,215
Ingersoll Rand, Inc.	35,683	2,034,645
ITT, Inc.	53,257	4,497,021
Kadant, Inc.	3,142	583,878
Lincoln Electric Holdings, Inc.	48,123	8,075,039
Nordson Corp.	35,869	7,758,823
Oshkosh Corp.	67,980	5,201,830
Otis Worldwide Corp.	316,567	27,003,165
PACCAR, Inc.	383,908	28,674,088
Parker-Hannifin Corp.	105,312	34,213,763
Pentair PLC	145,098	8,427,292
Snap-on, Inc.	77,947	20,220,231
Stanley Black & Decker, Inc.	314,886	27,187,257
Terex Corp.	33,134	1,477,445
Timken Co.	51,982	3,994,817
Toro Co.	69,938	7,291,736
Trinity Industries, Inc.	180,037	4,311,886
Watts Water Technologies, Inc., Class A	10,435	1,687,653
Xylem, Inc.	130,684	13,570,227

		507,529,026

Marine Transportation — 0.0%
Matson, Inc.	40,258	2,738,752

Media — 1.6%
Cable One, Inc.	4,730	3,587,279
Comcast Corp., Class A	7,240,476	299,538,492
Interpublic Group of Cos., Inc.	770,630	27,534,610
John Wiley & Sons, Inc., Class A	76,696	2,958,165
Nexstar Media Group, Inc., Class A	66,265	11,493,664

Security	Shares	Value

Media (continued)
Omnicom Group, Inc.	354,434	$32,101,087
Sirius XM Holdings, Inc.	981,538	3,729,845

		380,943,142

Metals & Mining — 0.3%
Nucor Corp.	168,844	25,019,304
Reliance Steel & Aluminum Co.	44,234	10,961,185
Royal Gold, Inc.	49,872	6,605,048
Southern Copper Corp.	256,794	19,729,483
Steel Dynamics, Inc.	95,638	9,941,570
Worthington Industries, Inc.	34,790	2,066,178

		74,322,768

Multi-Utilities — 1.8%
Ameren Corp.	408,674	36,359,726
Black Hills Corp.	148,255	9,679,569
CMS Energy Corp.	529,483	32,965,612
Consolidated Edison, Inc.	698,405	68,771,940
DTE Energy Co.	384,468	43,218,048
NiSource, Inc.	817,871	23,276,609
Public Service Enterprise Group, Inc.	1,016,871	64,266,247
Sempra Energy	540,805	84,089,769
WEC Energy Group, Inc.	616,448	59,283,804

		421,911,324

Oil, Gas & Consumable Fuels — 7.2%
Chevron Corp.	3,677,911	620,022,237
ConocoPhillips	1,322,570	136,079,227
EOG Resources, Inc.	917,892	109,660,557
Exxon Mobil Corp.	6,081,100	719,637,374
Phillips 66	1,115,168	110,401,632
Texas Pacific Land Corp.	2,337	3,453,268

		1,699,254,295

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	61,936	3,700,057

Personal Care Products — 0.2%
Estee Lauder Cos., Inc., Class A	137,362	33,889,953
Inter Parfums, Inc.	14,672	2,227,063
Nu Skin Enterprises, Inc., Class A	110,785	4,371,576

		40,488,592

Pharmaceuticals — 9.4%
Bristol-Myers Squibb Co.	4,019,222	268,363,453
Eli Lilly & Co.	636,319	251,893,239
Johnson & Johnson	4,310,313	705,598,238
Merck & Co., Inc.	3,814,537	440,464,588
Perrigo Co. PLC	211,222	7,855,346
Pfizer, Inc.	12,801,600	497,854,224
Zoetis, Inc., Class A	231,758	40,738,421

		2,212,767,509

Professional Services — 0.8%
Automatic Data Processing, Inc.	520,444	114,497,680
Booz Allen Hamilton Holding Corp., Class A	150,213	14,378,388
Broadridge Financial Solutions, Inc.	133,937	19,475,779
CSG Systems International, Inc.	34,606	1,823,044
Exponent, Inc.	28,294	2,604,463
Genpact Ltd.	100,673	4,484,982
Insperity, Inc.	33,636	4,119,065
ManpowerGroup, Inc.	91,210	6,905,509
Robert Half International, Inc.	144,017	10,513,241
SS&C Technologies Holdings, Inc.	167,526	9,806,972
TTEC Holdings, Inc.	27,327	931,031

		189,540,154

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 5.0%
Analog Devices, Inc.	529,268	$95,204,728
Applied Materials, Inc.	419,907	47,462,088
Broadcom, Inc.	657,581	411,974,496
KLA Corp.	105,821	40,904,049
Lam Research Corp.	106,608	55,871,121
Microchip Technology, Inc.	518,534	37,847,797
Monolithic Power Systems, Inc.	14,805	6,839,466
NXP Semiconductors NV	267,290	43,766,065
Power Integrations, Inc.	32,504	2,365,641
QUALCOMM, Inc.	1,548,047	180,811,889
Skyworks Solutions, Inc.	193,904	20,534,434
Texas Instruments, Inc.	1,425,182	238,290,430
Universal Display Corp.	20,654	2,756,483

		1,184,628,687

Software — 4.3%
Dolby Laboratories, Inc., Class A	44,945	3,761,447
Intuit, Inc.	117,550	52,186,322
Microsoft Corp.	2,698,519	829,146,948
Oracle Corp.	1,240,254	117,476,859
Roper Technologies, Inc.	38,132	17,341,671

		1,019,913,247

Specialty Retail — 3.0%
Best Buy Co., Inc.	485,864	36,206,585
Dick’s Sporting Goods, Inc.	40,494	5,872,035
Group 1 Automotive, Inc.	6,454	1,448,794
Home Depot, Inc.	1,489,141	447,546,436
Lithia Motors, Inc., Class A	9,753	2,154,340
Lowe’s Cos., Inc.	723,099	150,281,665
Penske Automotive Group, Inc.	23,358	3,236,952
Ross Stores, Inc.	220,025	23,483,268
Tractor Supply Co.	111,372	26,551,085
Valvoline, Inc.	139,110	4,806,251
Williams-Sonoma, Inc.	93,926	11,368,803

		712,956,214

Technology Hardware, Storage & Peripherals — 3.6%
Apple Inc.	4,350,813	738,245,950
Hewlett Packard Enterprise Co.	2,278,072	32,621,991
HP, Inc.	1,838,075	54,609,208
NetApp, Inc.	374,693	23,564,443

		849,041,592

Textiles, Apparel & Luxury Goods — 0.5%
Carter’s, Inc.	87,389	6,097,131
Columbia Sportswear Co.	28,336	2,367,189
NIKE, Inc., Class B	797,696	101,084,037
Steven Madden Ltd.	96,377	3,377,050

		112,925,407

Security	Shares	Value

Trading Companies & Distributors — 0.5%
Air Lease Corp., Class A	117,724	$4,734,859
Applied Industrial Technologies, Inc.	21,194	2,875,178
Boise Cascade Co.	19,297	1,318,178
Fastenal Co.	842,844	45,378,721
GATX Corp.	39,524	4,502,179
McGrath RentCorp	26,750	2,377,540
MSC Industrial Direct Co., Inc., Class A	97,747	8,868,585
Rush Enterprises, Inc., Class A	39,635	2,105,015
Rush Enterprises, Inc., Class B	6,480	379,598
Watsco, Inc.	59,425	20,583,632
WW Grainger, Inc.	24,686	17,170,841

		110,294,326

Water Utilities — 0.2%
American States Water Co.	38,072	3,378,890
American Water Works Co., Inc.	192,648	28,560,066
California Water Service Group	59,798	3,353,472
Essential Utilities, Inc.	360,944	15,412,309
SJW Group	31,304	2,376,599

		53,081,336

Total Long-Term Investments — 99.7% (Cost: $20,350,435,803)		23,431,670,051

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(b)(c)(d)	644,581	644,774
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(b)(c)	46,636,422	46,636,422

Total Short-Term Securities — 0.2% (Cost: $47,281,196)		47,281,196

Total Investments — 99.9% (Cost: $20,397,716,999)		23,478,951,247

Other Assets Less Liabilities — 0.1%		32,251,788

Net Assets — 100.0%		$ 23,511,203,035

(a)	All or a portion of this security is on loan.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2023	iShares® Core Dividend Growth ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$618,622	(a)	$—		$26,152	$—	$644,774	644,581	$347,885	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	48,180,000	—		(1,543,578	)(a)	—	—	46,636,422	46,636,422	1,570,355		39
BlackRock, Inc.	146,773,563	56,094,714		(55,958,243)		943,676	14,951,891	162,805,601	242,559	4,034,692		—

						$969,828	$14,951,891	$210,086,797		$5,952,932		$39

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	367	06/16/23	$76,859	$4,611,360

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$4,611,360	$—	$—	$—	$4,611,360

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(7,825,050)	$—	$—	$—	$(7,825,050)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$6,667,797	$—	$—	$—	$6,667,797

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Core Dividend Growth ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$78,356,019

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$23,431,670,051	$—	$—	$23,431,670,051
Short-Term Securities
Money Market Funds	47,281,196	—	—	47,281,196

	$23,478,951,247	$—	$—	$23,478,951,247

Derivative Financial Instruments(a)
Assets
Equity Contracts	$4,611,360	$—	$—	$4,611,360

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments April 30, 2023	iShares® Core High Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Air Freight & Logistics — 2.5%
United Parcel Service, Inc., Class B	1,562,288	$280,915,005

Banks — 1.7%
Huntington Bancshares, Inc.	3,775,270	42,283,024
Prosperity Bancshares, Inc.	175,028	10,960,253
Truist Financial Corp.	3,838,630	125,062,565
United Bankshares, Inc.	311,967	10,335,467

		188,641,309

Beverages — 4.0%
Coca-Cola Co.	6,946,194	445,598,345

Biotechnology — 10.4%
AbbVie, Inc.	4,260,747	643,884,087
Amgen, Inc.	1,211,658	290,482,889
Gilead Sciences, Inc.	2,780,262	228,565,339

		1,162,932,315

Capital Markets — 2.4%
Artisan Partners Asset Management, Inc., Class A	286,397	9,929,384
Blackstone, Inc., Class A, NVS	1,699,533	151,819,283
Cohen & Steers, Inc.	46,933	2,818,796
Franklin Resources, Inc.	725,887	19,511,843
Janus Henderson Group PLC	468,643	12,161,286
Moelis & Co., Class A	224,388	8,499,817
T Rowe Price Group, Inc.	580,292	65,184,200

		269,924,609

Chemicals — 1.0%
Dow, Inc.	2,132,442	116,004,845

Communications Equipment — 3.3%
Cisco Systems, Inc.	7,737,213	365,583,314

Containers & Packaging — 0.5%
Amcor PLC	4,059,566	44,533,439
Sonoco Products Co.	199,822	12,113,210

		56,646,649

Diversified Telecommunication Services — 6.3%
Cogent Communications Holdings, Inc.	152,844	10,552,350
Verizon Communications, Inc.	17,782,282	690,486,010

		701,038,360

Electric Utilities — 6.3%
ALLETE, Inc.	153,434	9,571,213
Alliant Energy Corp.	538,244	29,678,774
American Electric Power Co., Inc.	1,163,135	107,496,937
Duke Energy Corp.	1,990,835	196,853,765
Evergy, Inc.	583,430	36,236,837
IDACORP, Inc.	95,780	10,643,074
Pinnacle West Capital Corp.	309,353	24,271,836
PNM Resources, Inc.	156,513	7,532,971
Southern Co.	2,785,197	204,851,239
Xcel Energy, Inc.	1,009,389	70,566,385

		697,703,031

Financial Services — 0.3%
MGIC Investment Corp.	534,579	7,949,190
Radian Group, Inc.	386,824	9,388,218
Western Union Co.	1,493,415	16,323,026

		33,660,434

Food Products — 0.6%
Campbell Soup Co.	341,098	18,521,622

Security	Shares	Value

Food Products (continued)
Flowers Foods, Inc.	377,765	$10,392,315
Kellogg Co.	569,065	39,703,665

		68,617,602

Gas Utilities — 0.2%
National Fuel Gas Co.	183,650	10,266,035
New Jersey Resources Corp.	178,050	9,194,502

		19,460,537

Health Care Equipment & Supplies — 2.3%
Medtronic PLC	2,807,521	255,344,035

Hotels, Restaurants & Leisure — 0.3%
Darden Restaurants, Inc.	247,849	37,655,699

Household Durables — 0.3%
Garmin Ltd.	278,861	27,375,784

Household Products — 1.4%
Clorox Co.	234,843	38,894,698
Kimberly-Clark Corp.	770,115	111,581,962
Reynolds Consumer Products, Inc.	113,820	3,190,375

		153,667,035

Insurance — 0.2%
Axis Capital Holdings Ltd.	143,380	8,106,705
CNA Financial Corp.	68,122	2,650,627
Old Republic International Corp.	630,004	15,920,201

		26,677,533

IT Services — 3.2%
International Business Machines Corp.	2,837,190	358,649,188

Media — 2.9%
Comcast Corp., Class A	7,901,344	326,878,601

Metals & Mining — 0.2%
Southern Copper Corp.	276,743	21,262,165

Multi-Utilities — 2.5%
DTE Energy Co.	418,937	47,092,708
Public Service Enterprise Group, Inc.	1,112,159	70,288,449
Sempra Energy	589,756	91,701,160
WEC Energy Group, Inc.	671,970	64,623,355

		273,705,672

Oil, Gas & Consumable Fuels — 25.8%
Antero Midstream Corp.	1,771,269	19,058,854
Chevron Corp.	4,013,604	676,613,362
Coterra Energy, Inc.	5,191,699	132,907,494
Diamondback Energy, Inc.	679,812	96,669,266
DT Midstream, Inc.	297,406	14,653,194
EOG Resources, Inc.	1,001,565	119,656,971
Exxon Mobil Corp.	8,298,508	982,045,437
Kinder Morgan, Inc.	7,717,903	132,362,037
ONEOK, Inc.	1,549,400	101,346,254
Phillips 66	1,216,956	120,478,644
Pioneer Natural Resources Co.	1,617,056	351,790,533
Williams Cos., Inc.	4,150,940	125,607,444

		2,873,189,490

Pharmaceuticals — 14.4%
Bristol-Myers Squibb Co.	4,386,069	292,857,827
Johnson & Johnson	4,703,723	769,999,455
Pfizer, Inc.	13,970,036	543,294,700

		1,606,151,982

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Core High Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 6.4%
Broadcom, Inc.	717,598	$449,575,147
Texas Instruments, Inc.	1,555,259	260,039,305

		709,614,452

Trading Companies & Distributors — 0.3%
MSC Industrial Direct Co., Inc., Class A	106,637	9,675,175
Watsco, Inc.	64,760	22,431,569

		32,106,744

Total Long-Term Investments — 99.7% (Cost: $10,878,378,036)		11,109,004,735

Short-Term Securities

Money Market Funds — 0.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(a)(b)	22,682,184	22,682,184

Total Short-Term Securities — 0.2% (Cost: $22,682,184)		22,682,184

Total Investments — 99.9% (Cost: $10,901,060,220)		11,131,686,919

Other Assets Less Liabilities — 0.1%		5,977,866

Net Assets — 100.0%		$ 11,137,664,785

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—		$(22,951	)(b)	$22,951	$—	$—	—	$210,968	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	14,010,000	8,672,184	(b)	—		—	—	22,682,184	22,682,184	595,499		11

						$22,951	$—	$22,682,184		$806,467		$11

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2023	iShares® Core High Dividend ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
E-Mini Consumer Staples Index	118	06/16/23	$9,234	$631,763
E-mini Dow Jones Industrial Average Index	67	06/16/23	11,457	568,214
E-mini Energy Select Sector Index	77	06/16/23	6,891	585,750

				$1,785,727

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,785,727	$—	$—	$—	$1,785,727

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,373,736)	$—	$—	$—	$(1,373,736)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$1,405,406	$—	$—	$—	$1,405,406

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$29,818,559

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Core High Dividend ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$11,109,004,735	$—	$—	$11,109,004,735
Short-Term Securities
Money Market Funds	22,682,184	—	—	22,682,184

	$11,131,686,919	$—	$—	$11,131,686,919

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,785,727	$—	$—	$1,785,727

(a) Derivative	financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments April 30, 2023	iShares® Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.8%
Lockheed Martin Corp.	355,314	$165,025,587

Automobiles — 1.4%
Ford Motor Co.	25,787,111	306,350,879

Banks — 10.5%
Citizens Financial Group, Inc.	7,113,533	220,092,711
Comerica, Inc.	3,506,206	152,064,154
Fifth Third Bancorp	7,255,041	190,082,074
First Horizon Corp.	7,639,443	134,072,225
FNB Corp.	9,549,410	109,627,227
Huntington Bancshares, Inc.	18,871,183	211,357,250
KeyCorp	17,439,596	196,369,851
New York Community Bancorp, Inc., Class A	18,517,276	197,949,680
Regions Financial Corp.	10,615,389	193,837,003
Truist Financial Corp.	6,815,296	222,042,344
U.S. Bancorp	5,954,255	204,111,861
United Bankshares, Inc.	3,630,906	120,291,916
Valley National Bancorp	11,476,996	107,654,222

		2,259,552,518

Beverages — 1.0%
Coca-Cola Co.	3,467,534	222,442,306

Biotechnology — 1.2%
Gilead Sciences, Inc.	3,127,683	257,126,819

Broadline Retail — 0.3%
Kohl’s Corp.	3,062,791	67,473,286

Capital Markets — 4.5%
Federated Hermes, Inc., Class B	2,144,386	88,756,136
Franklin Resources, Inc.	7,402,934	198,990,866
Invesco Ltd.	11,727,122	200,885,600
Janus Henderson Group PLC	3,476,639	90,218,782
Lazard Ltd., Class A	2,931,842	91,766,655
T Rowe Price Group, Inc.	2,597,882	291,820,085

		962,438,124

Chemicals — 2.7%
Chemours Co.	3,831,107	111,370,280
Huntsman Corp.	4,664,795	124,969,858
LyondellBasell Industries NV, Class A	3,558,932	336,710,557

		573,050,695

Consumer Staples Distribution & Retail — 1.7%
Walgreens Boots Alliance, Inc.	10,552,907	371,989,972

Containers & Packaging — 4.1%
International Paper Co.	8,899,691	294,668,769
Packaging Corp. of America	1,783,494	241,235,398
Sonoco Products Co.	2,500,995	151,610,317
Westrock Co.	6,428,085	192,392,584

		879,907,068

Distributors — 0.7%
Genuine Parts Co.	855,769	144,034,480

Diversified Consumer Services — 0.6%
H&R Block, Inc.	3,901,355	132,294,948

Diversified Telecommunication Services — 3.9%
AT&T Inc.	21,238,240	375,279,701
Verizon Communications, Inc.	12,065,678	468,510,277

		843,789,978

Electric Utilities — 15.4%
Alliant Energy Corp.	4,609,476	254,166,507

Security	Shares	Value

Electric Utilities (continued)
American Electric Power Co., Inc.	2,845,674	$262,997,191
Edison International	4,393,136	323,334,810
Entergy Corp.	2,699,966	290,462,342
Eversource Energy	3,220,021	249,905,830
Exelon Corp.	5,819,664	246,986,540
FirstEnergy Corp.	6,689,928	266,259,134
IDACORP, Inc.	1,310,371	145,608,426
NextEra Energy, Inc.	2,383,680	182,661,398
NRG Energy, Inc.	5,636,885	192,612,361
OGE Energy Corp.	5,074,421	190,493,764
Pinnacle West Capital Corp.	2,738,840	214,889,386
PPL Corp.	8,844,081	254,002,006
Xcel Energy, Inc.	3,368,062	235,461,215

		3,309,840,910

Electrical Equipment — 0.8%
Emerson Electric Co.	1,977,719	164,664,884

Financial Services — 0.4%
Western Union Co.	8,566,884	93,636,042

Food Products — 2.2%
Conagra Brands, Inc.	6,799,740	258,118,131
General Mills, Inc.	2,310,494	204,779,083

		462,897,214

Gas Utilities — 1.9%
New Jersey Resources Corp.	2,450,472	126,542,374
Southwest Gas Holdings, Inc.	1,586,240	88,829,440
UGI Corp.	5,368,889	181,897,959

		397,269,773

Hotels, Restaurants & Leisure — 1.3%
McDonald’s Corp.	584,649	172,909,942
Wendy’s Co.	4,410,034	97,461,751

		270,371,693

Household Durables — 3.0%
Garmin Ltd.	2,041,799	200,443,408
Leggett & Platt, Inc.	3,485,141	112,604,906
Newell Brands, Inc.	10,407,608	126,452,437
Whirlpool Corp.	1,392,288	194,349,482

		633,850,233

Household Products — 1.4%
Kimberly-Clark Corp.	2,052,914	297,446,709

Insurance — 6.8%
Cincinnati Financial Corp.	1,451,135	154,458,809
Fidelity National Financial, Inc., Class A	7,412,558	263,071,683
MetLife, Inc.	2,821,637	173,050,997
Old Republic International Corp.	7,488,814	189,242,330
Principal Financial Group, Inc.	2,327,508	173,841,573
Prudential Financial, Inc.	3,553,986	309,196,782
Unum Group	4,534,273	191,346,321

		1,454,208,495

IT Services — 1.6%
International Business Machines Corp.	2,684,106	339,297,840

Media — 3.5%
Interpublic Group of Cos., Inc.	6,721,875	240,172,594
Omnicom Group, Inc.	2,311,401	209,343,589
Paramount Global, Class B, NVS	12,523,265	292,167,772

		741,683,955

Metals & Mining — 1.3%
Newmont Corp.	5,859,580	277,744,092

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities — 10.7%
Avista Corp.	1,734,605	$76,444,042
Black Hills Corp.	1,660,116	108,388,974
CenterPoint Energy, Inc.	6,574,191	200,315,600
CMS Energy Corp.	3,725,858	231,971,919
Dominion Energy, Inc.	5,881,216	336,052,682
DTE Energy Co.	2,178,668	244,904,070
NiSource, Inc.	8,861,922	252,210,300
NorthWestern Corp.	1,488,345	87,246,784
Public Service Enterprise Group, Inc.	4,303,710	271,994,472
Sempra Energy	1,438,096	223,609,547
WEC Energy Group, Inc.	2,654,926	255,324,233

		2,288,462,623

Oil, Gas & Consumable Fuels — 5.7%
Chevron Corp.	1,552,047	261,644,083
Exxon Mobil Corp.	2,027,606	239,946,894
Marathon Petroleum Corp.	1,275,954	155,666,388
ONEOK, Inc.	5,857,730	383,154,120
Valero Energy Corp.	1,570,758	180,118,820

		1,220,530,305

Pharmaceuticals — 2.2%
Merck & Co., Inc.	1,709,151	197,355,666
Pfizer, Inc.	6,784,398	263,845,238

		461,200,904

Technology Hardware, Storage & Peripherals — 2.4%
HP, Inc.	8,471,897	251,700,060
Seagate Technology Holdings PLC	4,589,505	269,725,209

		521,425,269

Security	Shares	Value

Tobacco — 4.2%
Altria Group, Inc.	11,651,360	$553,556,114
Philip Morris International, Inc.	3,524,286	352,322,871

		905,878,985

Trading Companies & Distributors — 1.6%
MSC Industrial Direct Co., Inc., Class A	1,186,095	107,614,399
Watsco, Inc.	706,022	244,551,901

		352,166,300

Total Long-Term Investments — 99.8% (Cost: $20,486,117,535)		21,378,052,886

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(a)(b)	30,848,274	30,848,274

Total Short-Term Securities — 0.1% (Cost: $30,848,274)		30,848,274

Total Investments — 99.9% (Cost: $20,516,965,809)		21,408,901,160

Other Assets Less Liabilities — 0.1%		13,486,358

Net Assets — 100.0%		$ 21,422,387,518

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$24,690,000	$6,158,274	(a)	$—	$—	$—	$30,848,274	30,848,274	$1,131,705	$31

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-mini Energy Select Sector Index	56	06/16/23	$5,011	$410,216
E-Mini Financial Select Sector Index	232	06/16/23	23,821	976,738
E-Mini Utilities Select Sector Index	197	06/16/23	13,768	742,601

				$2,129,555

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) April 30, 2023	iShares® Select Dividend ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$2,129,555	$—	$—	$—	$2,129,555

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(15,402,860)	$—	$—	$—	$(15,402,860)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$2,993,958	$—	$—	$—	$2,993,958

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$43,990,064

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$21,378,052,886	$—	$—	$21,378,052,886
Short-Term Securities
Money Market Funds	30,848,274	—	—	30,848,274

	$21,408,901,160	$—	$—	$21,408,901,160

Derivative Financial Instruments(a)
Assets
Equity Contracts	$2,129,555	$—	$—	$2,129,555

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

April 30, 2023

	iShares Core Dividend ETF	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares Select Dividend ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$258,466,849	$23,268,864,450	$11,109,004,735	$21,378,052,886
Investments, at value — affiliated(c)	2,182,745	210,086,797	22,682,184	30,848,274
Cash	27	1,788	3,019	11,220,584
Cash pledged:
Futures contracts	41,000	3,778,400	1,264,600	2,332,200
Receivables:
Investments sold	—	54,734	—	—
Securities lending income — affiliated	—	38,248	22,951	—
Capital shares sold	—	—	—	163,762
Dividends — unaffiliated	499,642	29,808,281	27,275,983	40,471,740
Dividends — affiliated	2,507	199,426	69,797	104,945
Variation margin on futures contracts	6,536	603,460	199,349	291,058

Total assets	261,199,306	23,513,435,584	11,160,522,618	21,463,485,449

LIABILITIES
Collateral on securities loaned	—	644,774	—	—
Payables:
Investments purchased	489,057	50,174	22,012,243	33,422,139
Capital shares redeemed	—	—	104,915	842,259
Investment advisory fees	10,768	1,537,601	740,675	6,833,533

Total liabilities	499,825	2,232,549	22,857,833	41,097,931

NET ASSETS	$260,699,481	$23,511,203,035	$11,137,664,785	$21,422,387,518

NET ASSETS CONSIST OF:
Paid-in capital	$294,667,656	$21,630,932,128	$12,442,637,407	$21,831,688,920
Accumulated earnings (loss)	(33,968,175)	1,880,270,907	(1,304,972,622)	(409,301,402)

NET ASSETS	$260,699,481	$23,511,203,035	$11,137,664,785	$21,422,387,518

NET ASSET VALUE

Shares outstanding	6,950,000	462,050,000	108,400,000	182,150,000

Net asset value	$37.51	$50.88	$102.75	$117.61

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$265,454,374	$20,203,860,587	$10,878,378,036	$20,486,117,535
(b) Securities loaned, at value	$—	$348,178	$—	$—
(c) Investments, at cost — affiliated	$2,339,779	$193,856,412	$22,682,184	$30,848,274

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Operations

Year Ended April 30, 2023

	iShares Core Dividend ETF	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares Select Dividend ETF

INVESTMENT INCOME
Dividends — unaffiliated	$6,793,989	$588,051,257	$476,045,883	$862,494,768
Dividends — affiliated	42,216	5,605,047	595,499	1,131,705
Securities lending income — affiliated — net	—	347,885	210,968	—
Foreign taxes withheld	(3,728)	(80,601)	—	—

Total investment income	6,832,477	593,923,588	476,852,350	863,626,473

EXPENSES
Investment advisory	372,214	18,664,673	9,692,306	84,438,799

Total expenses	372,214	18,664,673	9,692,306	84,438,799

Net investment income	6,460,263	575,258,915	467,160,044	779,187,674

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(23,615,437)	(678,216,458)	(582,942,404)	(732,465,409)
Investments — affiliated	(78,635)	(8,262,192)	22,951	—
Capital gain distributions from underlying funds — affiliated	—	39	11	31
Futures contracts	(120,194)	(7,825,050)	(1,373,736)	(15,402,860)
In-kind redemptions — unaffiliated(a)	11,185,142	933,269,271	771,503,706	1,432,050,704
In-kind redemptions — affiliated(a)	11,443	9,232,020	—	—

	(12,617,681)	248,197,630	187,210,528	684,182,466

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(1,131,685)	(87,340,574)	(427,539,745)	(1,830,426,503)
Investments — affiliated	91,922	14,951,891	—	—
Futures contracts	77,277	6,667,797	1,405,406	2,993,958

	(962,486)	(65,720,886)	(426,134,339)	(1,827,432,545)

Net realized and unrealized gain (loss)	(13,580,167)	182,476,744	(238,923,811)	(1,143,250,079)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(7,119,904)	$757,735,659	$228,236,233	$(364,062,405)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Core Dividend ETF		iShares Core Dividend Growth ETF
	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/23	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,460,263	$2,926,970	$575,258,915	$445,718,048
Net realized gain (loss)	(12,617,681)	9,208,877	248,197,630	971,722,516
Net change in unrealized appreciation (depreciation)	(962,486)	(19,291,256)	(65,720,886)	(933,077,494)

Net increase (decrease) in net assets resulting from operations	(7,119,904)	(7,155,409)	757,735,659	484,363,070

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(6,069,221)	(2,605,463)	(566,321,278)	(433,784,061)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	13,625,180	202,844,254	576,990,646	4,289,062,601

NET ASSETS
Total increase in net assets	436,055	193,083,382	768,405,027	4,339,641,610
Beginning of year	260,263,426	67,180,044	22,742,798,008	18,403,156,398

End of year	$260,699,481	$260,263,426	$23,511,203,035	$22,742,798,008

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets (continued)

	iShares Core High Dividend ETF		iShares Select Dividend ETF
	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/23	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$467,160,044	$282,262,323	$779,187,674	$627,979,818
Net realized gain	187,210,528	479,090,410	684,182,466	1,169,713,678
Net change in unrealized appreciation (depreciation)	(426,134,339)	55,124,197	(1,827,432,545)	(420,759,814)

Net increase (decrease) in net assets resulting from operations	228,236,233	816,476,930	(364,062,405)	1,376,933,682

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(476,667,345)	(262,993,551)	(783,757,169)	(605,570,050)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	1,755,194,226	2,238,090,827	908,270,822	2,395,005,483

NET ASSETS
Total increase (decrease) in net assets	1,506,763,114	2,791,574,206	(239,548,752)	3,166,369,115
Beginning of year	9,630,901,671	6,839,327,465	21,661,936,270	18,495,567,155

End of year	$11,137,664,785	$9,630,901,671	$21,422,387,518	$21,661,936,270

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core Dividend ETF
	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of year	$39.14	$38.39	$25.94	$27.96	$25.30

Net investment income(a)	0.96	0.77	0.70	0.64	0.61
Net realized and unrealized gain (loss)(b)	(1.68)	0.68	12.43	(2.02)	2.67

Net increase (decrease) from investment operations	(0.72)	1.45	13.13	(1.38)	3.28

Distributions(c)
From net investment income	(0.91)	(0.70)	(0.68)	(0.64)	(0.58)
From net realized gain	—	—	—	—	(0.04)

Total distributions	(0.91)	(0.70)	(0.68)	(0.64)	(0.62)

Net asset value, end of year	$37.51	$39.14	$38.39	$25.94	$27.96

Total Return(d)
Based on net asset value	(1.75)%	3.71%	51.33%	(4.95)%	13.21%

Ratios to Average Net Assets(e)
Total expenses	0.15%	0.25%	0.25%	0.25%	0.25%

Net investment income	2.54%	1.87%	2.20%	2.31%	2.34%

Supplemental Data
Net assets, end of year (000)	$260,699	$260,263	$67,180	$24,645	$8,389

Portfolio turnover rate(f)	65%	25%	30%	33%	31%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core Dividend Growth ETF
	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of year	$50.58	$49.87	$36.39	$38.13	$33.86

Net investment income(a)	1.22	1.10	1.08	0.99	0.91
Net realized and unrealized gain (loss)(b)	0.28	0.68	13.44	(1.77)	4.20

Net increase (decrease) from investment operations	1.50	1.78	14.52	(0.78)	5.11

Distributions from net investment income(c)	(1.20)	(1.07)	(1.04)	(0.96)	(0.84)

Net asset value, end of year	$50.88	$50.58	$49.87	$36.39	$38.13

Total Return(d)
Based on net asset value	3.13%	3.51%	40.52%	(2.05)%	15.30%

Ratios to Average Net Assets(e)
Total expenses	0.08%	0.08%	0.08%	0.08%	0.08%

Net investment income	2.47%	2.10%	2.53%	2.55%	2.55%

Supplemental Data
Net assets, end of year (000)	$23,511,203	$22,742,798	$18,403,156	$9,355,727	$7,084,809

Portfolio turnover rate(f)	30%	22%	31%	24%	26%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core High Dividend ETF
	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of year	$103.67	$95.59	$81.85	$95.42	$84.44

Net investment income(a)	3.95	3.68	3.56	3.24	3.09
Net realized and unrealized gain (loss)(b)	(0.88)	7.80	13.72	(13.51)	11.01

Net increase (decrease) from investment operations	3.07	11.48	17.28	(10.27)	14.10

Distributions from net investment income(c)	(3.99)	(3.40)	(3.54)	(3.30)	(3.12)

Net asset value, end of year	$102.75	$103.67	$95.59	$81.85	$95.42

Total Return(d)
Based on net asset value	3.16%	12.21%	21.70%	(10.86)%	17.05%

Ratios to Average Net Assets(e)
Total expenses	0.08%	0.08%	0.08%	0.08%	0.08%

Net investment income	3.86%	3.68%	4.13%	3.53%	3.48%

Supplemental Data
Net assets, end of year (000)	$11,137,665	$9,630,902	$6,839,327	$6,036,798	$7,175,741

Portfolio turnover rate(f)	74%	74%	75%	62%	57%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Select Dividend ETF
	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of year	$123.50	$118.37	$80.66	$101.13	$96.31

Net investment income(a)	4.24	3.91	3.51	3.51	3.31
Net realized and unrealized gain (loss)(b)	(5.87)	4.97	37.74	(20.30)	4.80

Net increase (decrease) from investment operations	(1.63)	8.88	41.25	(16.79)	8.11

Distributions from net investment income(c)	(4.26)	(3.75)	(3.54)	(3.68)	(3.29)

Net asset value, end of year	$117.61	$123.50	$118.37	$80.66	$101.13

Total Return(d)
Based on net asset value	(1.23)%	7.63%	52.54%	(16.96)%	8.63%

Ratios to Average Net Assets(e)
Total expenses	0.38%	0.38%	0.38%	0.39%	0.39%

Net investment income	3.52%	3.23%	3.78%	3.60%	3.40%

Supplemental Data
Net assets, end of year (000)	$21,422,388	$21,666,936	$18,495,567	$13,257,023	$17,585,695

Portfolio turnover rate(f)	15%	15%	55%	6%	21%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Core Dividend(a)	Diversified
Core Dividend Growth	Diversified
Core High Dividend	Non-Diversified
Select Dividend	Diversified

(a)	Formerly the iShares U.S. Dividend and Buyback ETF.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdiction in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received	(a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount

Core Dividend Growth
J.P. Morgan Securities LLC	$348,178	$(348,178)		$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained to an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
Core Dividend	0.05%
Core Dividend Growth	0.08
Core High Dividend	0.08

Prior to October 25, 2022, BFA was entitled to an annual investment advisory fee of 0.25%, accrued daily and paid monthly by the iShares Core Dividend ETF, based on the average daily net assets of the Fund.

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

For its investment advisory services to the iShares Select Dividend ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees
First $46 billion	0.4000%
Over $46 billion, up to and including $81 billion	0.3800
Over $81 billion, up to and including $111 billion	0.3610
Over $111 billion, up to and including $141 billion	0.3430
Over $141 billion, up to and including $171 billion	0.3259
Over $171 billion	0.3096

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. Each Fund does not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended April 30, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
Core Dividend Growth	$85,696
Core High Dividend	52,652

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Core Dividend	$94,969,928	$76,161,801	$(16,925,550)
Core Dividend Growth	1,285,177,404	1,174,612,485	(118,224,806)
Core High Dividend	1,335,495,881	1,828,547,937	(85,312,331)
Select Dividend	218,257,809	481,992,957	(136,150,018)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

7.	PURCHASES AND SALES

For the year ended April 30, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Core Dividend	$165,564,826	$165,098,872
Core Dividend Growth	7,043,976,956	7,040,017,858
Core High Dividend	8,866,749,370	8,856,148,451
Select Dividend	3,517,995,980	3,347,858,226

For the year ended April 30, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core Dividend	$112,755,863	$99,353,089
Core Dividend Growth	3,493,981,587	2,918,382,552
Core High Dividend	6,683,682,001	4,951,692,725
Select Dividend	5,436,041,407	4,698,943,404

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)
Core Dividend	$11,113,666	$(11,113,666)
Core Dividend Growth	940,745,339	(940,745,339)
Core High Dividend	768,374,830	(768,374,830)
Select Dividend	1,420,840,792	(1,420,840,792)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended April 30, 2023	Year Ended April 30, 2022
Core Dividend
Ordinary income	$6,069,221	$2,605,463

Core Dividend Growth
Ordinary income	$566,321,278	$433,784,061

Core High Dividend
Ordinary income	$476,667,345	$262,993,551

Select Dividend
Ordinary income	$783,757,169	$605,570,050

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements  (continued)

As of April 30, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Core Dividend	$790,426	$(27,102,633)	$(7,655,968)	$(33,968,175)
Core Dividend Growth	46,746,271	(1,198,672,614)	3,032,197,250	1,880,270,907
Core High Dividend	18,169,628	(1,517,558,189)	194,415,939	(1,304,972,622)
Select Dividend	26,626,240	(1,183,909,294)	747,981,652	(409,301,402)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions, the timing and recognition of partnership income and the timing and recognition of realized gains (losses) for tax purposes.

As of April 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Dividend	$268,305,562	$9,192,641	$(16,848,609)	$(7,655,968)
Core Dividend Growth	20,446,753,997	3,567,284,035	(535,086,785)	3,032,197,250
Core High Dividend	10,937,270,980	781,563,591	(587,147,652)	194,415,939
Select Dividend	20,660,919,508	2,139,363,711	(1,391,382,059)	747,981,652

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/23		Year Ended 04/30/22
iShares ETF	Shares	Amount	Shares	Amount
Core Dividend
Shares sold	3,000,000	$113,592,280	5,700,000	$235,671,266
Shares redeemed	(2,700,000)	(99,967,100)	(800,000)	(32,827,012)

	300,000	$13,625,180	4,900,000	$202,844,254

Core Dividend Growth
Shares sold	70,700,000	$3,514,986,304	121,400,000	$6,428,227,610
Shares redeemed	(58,300,000)	(2,937,995,658)	(40,750,000)	(2,139,165,009)

	12,400,000	$576,990,646	80,650,000	$4,289,062,601

Core High Dividend
Shares sold	64,500,000	$6,706,128,749	39,450,000	$4,102,347,570
Shares redeemed	(49,000,000)	(4,950,934,523)	(18,100,000)	(1,864,256,743)

	15,500,000	$1,755,194,226	21,350,000	$2,238,090,827

Select Dividend
Shares sold	48,000,000	$5,672,978,227	48,950,000	$6,044,186,342
Shares redeemed	(41,250,000)	(4,764,707,405)	(29,800,000)	(3,649,180,859)

	6,750,000	$908,270,822	19,150,000	$2,395,005,483

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements  (continued)

Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2023 and each of the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares Core Dividend ETF iShares Core Dividend Growth ETF iShares Core High Dividend ETF iShares Select Dividend ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	51

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated are qualified dividend income for individuals for the fiscal year ended April 30, 2023:

iShares ETF	Qualified Dividend Income
Core Dividend	$6,495,642
Core Dividend Growth	588,412,433
Core High Dividend	469,772,321
Select Dividend	859,760,474

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2023:

iShares ETF	Qualified Business Income
Core Dividend	$75,933

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction
Core Dividend	98.15%
Core Dividend Growth	99.10
Core High Dividend	99.55
Select Dividend	100.00

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Core Dividend ETF, iShares Core Dividend Growth ETF, iShares Core High Dividend ETF and iShares Select Dividend ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, the imposition of capital controls in certain non-U.S. countries, Russian sanctions and the closure of the Russian securities market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size ("RATS"). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	53

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

April 30, 2023

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Core High Dividend	$3.987997	$—	$—	$3.987997	100%	—%	—%	100%
Select Dividend	4.258177	—	—	4.258177	100	—	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (“AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares Select Dividend ETF (the “Fund”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

The Company is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2022 was USD 4,121 million. This figure is comprised of fixed remuneration of USD 685 million and variable remuneration of USD 3,436 million. There was a total of 8 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2022, to its senior management was USD 2,958 million, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 970 million. These figures relate to the entire Company and not to the Fund.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

iShares Select Dividend ETF is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

iShares Select Dividend ETF has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	55

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of April 30, 2023. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (1957)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).
Salim Ramji(b) (1970)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).
(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).
Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).
Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)  (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Chair (1994-2005) and Member (1992-2021) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015- 2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020); Director of the Jackson Hole Center for the Arts (since 2021); Member of the Wyoming State Investment Funds Committee (since 2022).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).
Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).
John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).
Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	57

Trustee and Officer Information (unaudited)  (continued)

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years
Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019- 2023).
Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (1967)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).
Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).
James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary. Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	59

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc. or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-409-0423

APRIL 30, 2023

2023 Annual Report

iShares Trust

•	iShares Morningstar Mid-Cap Value ETF | IMCV | NASDAQ

•	iShares Morningstar Small-Cap ETF | ISCB | NYSE Arca

•	iShares Morningstar U.S. Equity ETF | ILCB | NYSE Arca

•	iShares Morningstar Value ETF | ILCV | NYSE Arca

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended April 30, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced strongly, while emerging market stocks declined, pressured by higher interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bonds posted a positive return as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and indicated a pause could be its next step, we believe that the Fed still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the rapid increase in interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. We also see selective, long-term opportunities in credit, where we believe that valuations are appealing, and higher yields offer attractive income. However, we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most significant opportunities in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	8.63%	2.66%

U.S. small cap equities (Russell 2000® Index)	(3.45)	(3.65)

International equities (MSCI Europe, Australasia, Far East Index)	24.19	8.42

Emerging market equities (MSCI Emerging Markets Index)	16.36	(6.51)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.09	2.83

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	7.14	(1.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	6.91	(0.43)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.65	2.87

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.21	1.21

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended April 30, 2023 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 1.50%. Despite headwinds, including elevated inflation and rapid tightening of monetary policy, equities were supported by the economy’s continued resilience. While inflation was high throughout the reporting period, the pace of inflationary growth slackened, driving investor optimism. Markets endured in the face of disruption from the banking industry late in the reporting period. In March 2023, two banks suddenly failed, representing the second and third largest bank failures in U.S. history by asset value and leading to concern about the stability of a third bank. However, government agencies acted swiftly to organize a sale of the failed banks’ assets and inject liquidity, and equity prices recovered.

Inflation was a significant driver of the economic outlook. As the reporting period began, the consumer price index, a widely followed measure of inflation, stood at a multi-decade high. Strong consumer spending and a tight labor market, along with continued supply chain disruptions in Asia, combined to drive prices higher. The rate of inflation began to decline beginning in July 2022, continuing to decelerate for 10 consecutive months. Nonetheless, inflation remained elevated by historic standards, and higher prices negatively impacted both consumers and businesses.

The U.S. economy recovered from a contraction in the first half of 2022 to post modest growth in the second half of 2022 and the first quarter of 2023. Consumers continued to power the economy with growing spending, despite higher prices for many consumer goods and services. The strong labor market supported spending, as unemployment remained very low, at one point dropping to the lowest posted level since 1969. Furthermore, the labor force participation rate — which measures the total proportion of working age persons employed or looking for work — rose, indicating that more people were being drawn into the labor force. Amid tightening labor supply, wages rose significantly, with the largest gains at the lower end of the wage spectrum.

To contain inflation, the U.S. Federal Reserve Bank (“Fed”) tightened monetary policy rapidly, raising short-term interest rates eight times over the course of the reporting period. The pace of tightening accelerated as the Fed twice stepped up the increment of increase before reducing it again as inflation began to subside. The Fed also started to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While the Fed indicated that more tightening could be needed to achieve its long-term inflation goal, it sounded a more cautious note about the potential for further interest rate increases near the end of the reporting period.

Despite economic headwinds, corporate profits remained robust, as many companies were able to sufficiently raise prices to preserve profit margins even in the face of rising labor and input costs. Nonetheless, profits declined overall in the fourth quarter of 2022, and the yield curve (a graphical representation of U.S. Treasury rates at different maturities) inverted, a sign that markets were concerned about the impact of higher borrowing costs on the economy. Furthermore, dwindling personal savings and rising household debt raised questions about the sustainability of consumer spending as an engine of economic growth.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023	iShares® Morningstar Mid-Cap Value ETF

Investment Objective

The iShares Morningstar Mid-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® US Mid Cap Broad Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(2.60)%	6.08%	9.36%	(2.60)%	34.35%	144.66%
Fund Market	(2.65)	6.10	9.36	(2.65)	34.44	144.75
Index	(2.61)	6.25	9.60	(2.61)	35.38	150.14

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through March 21, 2021 reflects the performance of the Morningstar US Mid Value IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Mid Cap Broad Value IndexSM.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,023.10	$ 0.31		$ 1,000.00	$ 1,024.49	$ 0.30		0.06%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2023 (continued)	iShares® Morningstar Mid-Cap Value ETF

Portfolio Management Commentary

Value-oriented mid-capitalization U.S. stocks declined for the reporting period, as slower economic growth and elevated inflation and interest rates precipitated a shift toward larger, less expensive stocks and away from smaller and less liquid stocks. The real estate sector detracted the most from the Index’s return, as higher interest rates and changing usage patterns weighed on equity real estate investment trusts (“REITs”). REITs typically take on substantial debt to finance the purchase of the properties they manage, and higher interest rates made financing more expensive for REITs. Furthermore, higher interest rates meant increased bond yields, making dividend yields from REITs comparatively less attractive to income-oriented investors.

The financials sector detracted significantly from the Index’s performance amid tightening financial conditions. Persistently high inflation led to significant tightening from the Fed, and investors became concerned about the long-term effect of this tightening on loan growth and credit losses in the banking industry. Bank stocks were further pressured late in the reporting period after the sudden failure of two regional banks.

The materials sector also detracted notably, led by the chemicals industry. As the price of food commodities declined from the highs reached immediately following Russia’s invasion of Ukraine, makers of fertilizer products faced headwinds. The containers and packaging industry also declined amid softening demand for containerboard.

On the upside, industrials stocks contributed the most to the Index’s return, as the capital goods industry benefited from government incentives that encouraged investments in additional industrial capacity. Pandemic-related supply chain disruptions led some manufacturers to add domestic production capacity to increase speed and flexibility. The machinery industry was a notable source of strength, as the manufacturing resurgence drove strong demand for industrial machinery, enabling significant price increases.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)
Financials	15.7%
Industrials	12.5
Utilities	12.2
Materials	10.6
Consumer Discretionary	10.6
Real Estate	9.3
Health Care	9.0
Information Technology	7.2
Consumer Staples	6.0
Energy	4.3
Communication Services	2.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Biogen, Inc.	1.2%
Dow, Inc.	1.0
Xcel Energy, Inc.	1.0
Newmont Corp.	1.0
Simon Property Group, Inc.	1.0
Consolidated Edison, Inc.	0.9
DR Horton, Inc.	0.9
Cummins, Inc.	0.9
PPG Industries, Inc.	0.9
DuPont de Nemours, Inc.	0.8

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023	iShares® Morningstar Small-Cap ETF

Investment Objective

The iShares Morningstar Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities, as represented by the Morningstar® US Small Cap Extended IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	(2.85)%	3.33%	7.13%	(2.85)%	17.79%	99.04%
Fund Market	(3.00)	3.27	7.09	(3.00)	17.46	98.44
Index	(3.06)	3.35	7.19	(3.06)	17.90	100.29

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Small Core IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar US Small Cap Extended IndexSM.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 995.70	$ 0.20		$ 1,000.00	$ 1,024.60	$ 0.20		0.04%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2023 (continued)	iShares® Morningstar Small-Cap ETF

Portfolio Management Commentary

Small-capitalization U.S. stocks declined for the reporting period, as slower economic growth and elevated inflation and interest rates precipitated a shift toward larger, less expensive stocks and away from smaller and less liquid stocks. The real estate sector detracted the most from the Index’s return, as higher interest rates and changing usage patterns weighed on stocks in the sector. Equity real estate investment trusts (“REITs”) were the largest source of weakness. REITs typically take on substantial debt in order to finance the purchase of the properties they manage, and higher interest rates made financing more expensive for REITs. Furthermore, higher interest rates meant increased bond yields, making dividend yields from REITs comparatively less attractive to income-oriented investors, although many REITs raised dividends during the reporting period.

The financials sector detracted significantly from the Index’s performance amid tightening financial conditions. The banking industry faced significant challenges as the potential impact of a slowing economy outweighed the benefits of being able to charge more for loans. Persistently high inflation led to significant tightening from the Fed, and investors became concerned about the long-term effect of this tightening on loan growth and credit losses. Bank stocks were further pressured late in the reporting period after the liquidation of a key bank for cryptocurrency firms followed by the sudden failure of two regional banks.

On the upside, industrials stocks contributed the most to the Index’s return, as the capital goods industry benefited from government incentives that encouraged investments in additional industrial capacity. Furthermore, some manufacturers added domestic production capacity following pandemic-related supply chain disruptions. The machinery industry was a notable source of strength, as the manufacturing resurgence drove strong demand for industrial machinery, enabling significant price increases.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)
Industrials	18.2%
Financials	15.7
Health Care	15.2
Consumer Discretionary	14.1
Information Technology	12.3
Real Estate	5.7
Materials	5.3
Energy	4.0
Consumer Staples	3.6
Communication Services	3.3
Utilities	2.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)
Exact Sciences Corp.	0.4%
Lattice Semiconductor Corp.	0.3
Penumbra, Inc.	0.3
DraftKings, Inc., Class A	0.3
RenaissanceRe Holdings Ltd.	0.3
Masimo Corp.	0.3
Royal Gold, Inc.	0.3
Dick’s Sporting Goods, Inc.	0.3
EMCOR Group, Inc.	0.3
Iridium Communications, Inc.	0.2

(a)	Excludes money market funds.

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023	iShares® Morningstar U.S. Equity ETF

Investment Objective

The iShares Morningstar U.S. Equity ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities, as represented by the Morningstar® US Large-Mid Cap IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that re included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years
Fund NAV	1.77%	10.38%	11.31%	1.77%	63.86%	191.90%
Fund Market	1.84	10.38	11.31	1.84	63.82	191.93
Index	1.78	10.52	11.49	1.78	64.87	196.81

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Large Core IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar US Large-Mid Cap IndexSM.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,081.90	$ 0.16		$ 1,000.00	$ 1,024.64	$ 0.15		0.03%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2023 (continued)	iShares® Morningstar U.S. Equity ETF

Portfolio Management Commentary

Large- and mid-capitalization U.S. stocks advanced for the reporting period, as slower economic growth and elevated inflation and interest rates precipitated a shift toward larger, less expensive stocks and away from smaller and less liquid stocks. The information technology sector contributed the most to the Index’s return. The semiconductors and semiconductor equipment industry advanced strongly amid optimism about the impact of artificial intelligence (“AI”) applications. The launch and rapid growth of a prominent, consumer-facing AI product captured investors’ attention. Because AI products require substantial computational resources, analysts considered certain semiconductor makers well positioned to benefit from continued AI growth. Late in the reporting period, a series of partnerships between chipmakers and AI companies solidified investors’ optimism. The technology hardware, storage, and peripherals industry also gained amid resilient sales of premium smartphones and rising demand in Asia. Higher revenue from services also boosted earnings, as a large and growing installed base of devices provided a significant pool of customers for advertising and subscription products.

The energy sector also contributed significantly to the Index’s return. The price of oil and natural gas surged following Russia’s invasion of Ukraine. While prices subsequently fell as markets stabilized, the relatively high average prices of energy commodities supported profitability in the oil, gas, and consumable fuels industry.

On the downside, the consumer discretionary sector detracted the most from the Index’s return, as elevated inflation drove up costs for companies and consumer spending growth tapered off. Stocks in the automobiles industry declined amid concerns about the market for electric vehicles (“EVs”) in the weakening economy. While EV sales continued to grow, production did not meet analysts’ expectations, and price discounts negatively impacted revenues. Increased competition also weighed on the industry, as more automakers expanded their EV offerings.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Information Technology	25.6%

Health Care	14.2

Financials	13.3

Consumer Discretionary	10.1

Industrials	8.9

Communication Services	8.0

Consumer Staples	7.0

Energy	4.7

Real Estate	2.8

Utilities	2.8

Materials	2.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Apple Inc.	6.8%

Microsoft Corp.	6.2

Amazon.com, Inc.	2.5

NVIDIA Corp.	1.8

Alphabet, Inc., Class A	1.7

Berkshire Hathaway, Inc., Class B	1.6

Alphabet, Inc., Class C, NVS	1.5

Meta Platforms, Inc., Class A	1.4

Exxon Mobil Corp.	1.3

UnitedHealth Group, Inc.	1.2

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023	iShares® Morningstar Value ETF

Investment Objective

The iShares Morningstar Value ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® US Large-Mid Cap Broad Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	2.53%	8.02%	8.97%	2.53%	47.09%	135.99%

Fund Market	2.49	8.02	8.97	2.49	47.09	136.17

Index	2.56	8.19	9.18	2.56	48.25	140.78

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Large Value IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar US Large-Mid Cap Broad Value IndexSM.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,050.20	$ 0.20		$ 1,000.00	$ 1,024.60	$ 0.20		0.04%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2023 (continued)	iShares® Morningstar Value ETF

Portfolio Management Commentary

Value-oriented large- and mid-capitalization U.S. stocks gained for the reporting period, as slower economic growth and elevated inflation and interest rates precipitated a shift toward larger, less expensive stocks and away from smaller and less liquid stocks. The energy sector contributed the most to the Index’s return. The price of oil and natural gas surged following Russia’s invasion of Ukraine. While prices subsequently fell as markets stabilized, the relatively high average prices of energy commodities supported profitability in the oil, gas, and consumable fuels industry. A sharp reduction in Russian gas exports to Europe benefited U.S. gas producers, who increased their European exports.

The communication services sector also contributed to the Index’s return amid strength in the interactive media and services industry. Cost-cutting measures reassured investors who were concerned about bloated expenses. New investments in artificial intelligence technologies drove optimism about improved advertising services, and active user growth helped reverse declining revenues.

The consumer discretionary sector also contributed. Periodic rebalancing of the Index meant that the Index added to a position in the internet and direct marketing retail industry, which subsequently advanced amid an increased focus on managing costs.

On the downside, the information technology sector detracted from the Index’s performance. Periodic rebalancing of the Index meant that the Index held a technology hardware, storage, and peripherals stock for an interval when it was declining and subsequently sold the stock. During this interval, the stock faced headwinds due to production disruptions in Chinese factories following the implementation of COVID-19 protocols.

The real estate sector also detracted, particularly equity real estate investment trusts (“REITs”). REITs typically take on substantial debt to finance the purchase of the properties they manage, and higher interest rates made financing more expensive.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments(a)

Financials	18.2%

Health Care	15.1

Industrials	10.8

Consumer Staples	10.5

Communication Services	9.6

Information Technology	8.8

Consumer Discretionary	8.5

Energy	7.3

Utilities	5.0

Materials	3.6

Real Estate	2.6

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Berkshire Hathaway, Inc., Class B	3.3%

Meta Platforms, Inc., Class A	2.9

Exxon Mobil Corp.	2.7

Amazon.com, Inc.	2.5

Johnson & Johnson	2.4

JPMorgan Chase & Co.	2.2

Procter & Gamble Co.	2.0

AbbVie, Inc.	1.5

Alphabet, Inc., Class A	1.4

Alphabet, Inc., Class C, NVS	1.2

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	13

Schedule of Investments April 30, 2023	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.5%
Textron, Inc.	10,386	$695,239
TransDigm Group, Inc.	2,852	2,181,780

		2,877,019

Air Freight & Logistics — 0.7%
CH Robinson Worldwide, Inc.(a)	10,060	1,014,752
Expeditors International of Washington, Inc.(a)	21,747	2,475,679

		3,490,431

Automobile Components — 0.6%
Aptiv PLC(b)	14,895	1,532,100
BorgWarner, Inc.	21,514	1,035,469
Lear Corp.	4,548	580,597

		3,148,166

Banks — 4.0%
BOK Financial Corp.	3,948	331,119
Citizens Financial Group, Inc.	67,327	2,083,097
Comerica, Inc.	12,196	528,941
Commerce Bancshares, Inc.	10,744	600,053
Cullen/Frost Bankers, Inc.	5,568	613,872
East West Bancorp, Inc.	19,315	998,392
Fifth Third Bancorp	93,380	2,446,556
First Citizens BancShares, Inc., Class A	850	856,103
First Horizon Corp.	73,324	1,286,836
Huntington Bancshares, Inc.	197,210	2,208,752
KeyCorp	127,678	1,437,654
M&T Bank Corp.	23,131	2,909,880
Regions Financial Corp.	127,628	2,330,487
Webster Financial Corp.	23,864	890,127
Western Alliance Bancorp	9,183	340,873
Zions Bancorp N.A	20,572	573,136

		20,435,878

Beverages — 0.3%
Molson Coors Beverage Co., Class B	25,631	1,524,532

Biotechnology — 1.6%
Biogen, Inc.(b)	19,677	5,986,334
Horizon Therapeutics PLC(b)	12,740	1,416,178
United Therapeutics Corp.(b)	4,206	967,927

		8,370,439

Broadline Retail — 1.1%
Coupang, Inc., Class A(b)	139,561	2,339,042
eBay, Inc.	74,151	3,442,831

		5,781,873

Building Products — 2.5%
A O Smith Corp.	9,618	656,813
Allegion PLC	6,587	727,732
Builders FirstSource, Inc.(b)	12,187	1,154,962
Carlisle Cos., Inc.	2,380	513,723
Carrier Global Corp.	77,234	3,229,926
Fortune Brands Innovations, Inc.	17,577	1,137,056
Lennox International, Inc.	2,273	640,782
Masco Corp.	30,813	1,648,804
Owens Corning	8,719	931,276
Trane Technologies PLC	13,414	2,492,455

		13,133,529

Capital Markets — 4.4%
Ameriprise Financial, Inc.	8,599	2,623,727
Bank of New York Mellon Corp.	100,505	4,280,508
Carlyle Group, Inc.	29,968	908,929

Security	Shares	Value

Capital Markets (continued)
Coinbase Global, Inc., Class A(a)(b)	21,778	$1,171,439
Franklin Resources, Inc.	39,076	1,050,363
Invesco Ltd.	62,328	1,067,679
Jefferies Financial Group, Inc.	24,804	794,472
Nasdaq, Inc.	24,247	1,342,556
Northern Trust Corp.	28,481	2,226,075
SEI Investments Co.	6,383	376,022
State Street Corp.	47,691	3,446,152
T Rowe Price Group, Inc.	30,649	3,442,802

		22,730,724

Chemicals — 5.6%
Celanese Corp., Class A	13,649	1,450,070
CF Industries Holdings, Inc.	26,817	1,919,561
Dow, Inc.	96,317	5,239,645
DuPont de Nemours, Inc.	62,599	4,364,402
Eastman Chemical Co.	16,262	1,370,399
FMC Corp.	11,076	1,368,772
International Flavors & Fragrances, Inc.	34,839	3,377,990
LyondellBasell Industries NV, Class A	22,512	2,129,860
Mosaic Co.	46,535	1,994,025
Olin Corp.	6,811	377,329
PPG Industries, Inc.	32,114	4,504,310
RPM International, Inc.	6,712	550,585
Westlake Corp.	2,262	257,370

		28,904,318

Communications Equipment — 0.4%
F5, Inc.(b)	4,726	634,985
Juniper Networks, Inc.	44,325	1,336,399

		1,971,384

Construction & Engineering — 0.4%
AECOM	9,954	826,680
Quanta Services, Inc.	7,708	1,307,585

		2,134,265

Consumer Finance — 0.8%
Ally Financial, Inc.	41,033	1,082,450
Discover Financial Services	14,263	1,475,793
Synchrony Financial	59,762	1,763,577

		4,321,820

Consumer Staples Distribution & Retail — 1.9%
Albertsons Cos., Inc., Class A	22,010	460,009
BJ’s Wholesale Club Holdings, Inc.(b)	10,695	816,777
Casey’s General Stores, Inc.	2,058	470,912
Kroger Co.	89,009	4,328,508
U.S. Foods Holding Corp.(b)	13,951	535,718
Walgreens Boots Alliance, Inc.	97,819	3,448,120

		10,060,044

Containers & Packaging — 2.3%
Amcor PLC	202,581	2,222,314
AptarGroup, Inc.	4,747	562,567
Avery Dennison Corp.	5,325	929,106
Ball Corp.	42,901	2,281,475
Crown Holdings, Inc.	9,272	795,352
International Paper Co.	48,636	1,610,338
Packaging Corp. of America	12,653	1,711,445
Sealed Air Corp.	12,983	623,054
Westrock Co.	34,931	1,045,485

		11,781,136

Distributors — 0.7%
Genuine Parts Co.	10,903	1,835,084

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Distributors (continued)
LKQ Corp.	22,967	$1,325,885
Pool Corp.	1,853	650,996

		3,811,965

Diversified Consumer Services — 0.1%
ADT, Inc.	28,950	193,965
Service Corp. International	7,986	560,537

		754,502

Diversified REITs — 0.4%
WP Carey, Inc.	28,788	2,136,070

Diversified Telecommunication Services — 0.1%
Lumen Technologies, Inc.	126,333	299,409

Electric Utilities — 6.3%
Alliant Energy Corp.	34,321	1,892,460
Avangrid, Inc.	9,566	385,127
Edison International	52,180	3,840,448
Entergy Corp.	27,804	2,991,154
Evergy, Inc.	31,380	1,949,012
Eversource Energy	47,594	3,693,770
FirstEnergy Corp.	74,220	2,953,956
NRG Energy, Inc.	14,113	482,241
OGE Energy Corp.	27,431	1,029,760
PG&E Corp.(b)	220,000	3,764,200
Pinnacle West Capital Corp.	15,427	1,210,403
PPL Corp.	100,612	2,889,577
Xcel Energy, Inc.	74,777	5,227,660

		32,309,768

Electrical Equipment — 0.7%
Generac Holdings, Inc.(a)(b)	4,396	449,359
Regal Rexnord Corp.	9,018	1,173,783
Rockwell Automation, Inc.	6,258	1,773,580

		3,396,722

Electronic Equipment, Instruments & Components — 1.3%
Arrow Electronics, Inc.(b)	7,990	914,296
Corning, Inc.	71,701	2,381,907
Flex Ltd.(a)(b)	39,993	822,656
Jabil, Inc.	7,029	549,316
TD SYNNEX Corp.	5,720	509,309
Trimble, Inc.(b)	14,164	667,124
Zebra Technologies Corp., Class A(b)	2,697	776,817

		6,621,425

Energy Equipment & Services — 0.9%
Baker Hughes Co., Class A	56,047	1,638,814
Halliburton Co.	60,602	1,984,715
NOV, Inc.	53,838	901,787

		4,525,316

Entertainment — 0.5%
Electronic Arts, Inc.	14,762	1,878,908
Liberty Media Corp. - Liberty Formula One, Class A(b)	1,359	88,036
Liberty Media Corp. - Liberty Formula One, Class C, NVS(b)	11,844	855,018

		2,821,962

Financial Services — 1.3%
Apollo Global Management, Inc.	24,583	1,558,316
Equitable Holdings, Inc.	47,181	1,226,234
FleetCor Technologies, Inc.(b)	5,042	1,078,585
Global Payments, Inc.	19,964	2,250,142
WEX, Inc.(b)	2,465	437,168

		6,550,445

Security	Shares	Value

Food Products — 3.2%
Bunge Ltd.	20,479	$1,916,835
Campbell Soup Co.	27,450	1,490,535
Conagra Brands, Inc.	65,127	2,472,221
Darling Ingredients, Inc.(b)	13,397	798,059
Hormel Foods Corp.	19,052	770,463
J M Smucker Co.	14,574	2,250,371
Kellogg Co.	34,975	2,440,206
McCormick & Co., Inc., NVS	19,894	1,747,688
Tyson Foods, Inc., Class A	39,027	2,438,797

		16,325,175

Gas Utilities — 0.4%
Atmos Energy Corp.	12,078	1,378,583
UGI Corp.	28,777	974,965

		2,353,548

Ground Transportation — 0.3%
Avis Budget Group, Inc.(b)	3,422	604,565
Hertz Global Holdings, Inc.(b)	12,846	214,271
Knight-Swift Transportation Holdings, Inc.	13,553	763,305
U-Haul Holding Co.	929	56,725

		1,638,866

Health Care Equipment & Supplies — 2.3%
Baxter International, Inc.	68,959	3,287,965
Cooper Cos., Inc.	2,696	1,028,389
DENTSPLY SIRONA, Inc.	29,413	1,233,287
Hologic, Inc.(b)	14,629	1,258,241
Teleflex, Inc.	3,414	930,383
Zimmer Biomet Holdings, Inc.	28,675	3,969,767

		11,708,032

Health Care Providers & Services — 3.2%
AmerisourceBergen Corp.	22,109	3,688,887
Cardinal Health, Inc.	35,204	2,890,248
Chemed Corp.	1,071	590,389
DaVita, Inc.(b)	7,493	677,067
Henry Schein, Inc.(a)(b)	18,543	1,498,460
Laboratory Corp. of America Holdings	12,107	2,744,778
Molina Healthcare, Inc.(b)	3,036	904,394
Quest Diagnostics, Inc.	15,170	2,105,748
Universal Health Services, Inc., Class B	8,793	1,322,027

		16,421,998

Health Care REITs — 1.4%
Healthpeak Properties, Inc.	35,777	786,021
Medical Properties Trust, Inc.	81,670	716,246
Omega Healthcare Investors, Inc.	32,122	859,585
Ventas, Inc.	36,302	1,744,311
Welltower, Inc.	39,998	3,168,641

		7,274,804

Hotels, Restaurants & Leisure — 2.5%
Aramark	20,961	727,347
Carnival Corp.(a)(b)	0	—
Carnival Corp.(b)	136,638	1,258,436
Darden Restaurants, Inc.	9,779	1,485,723
Domino’s Pizza, Inc.	1,642	521,286
Expedia Group, Inc.(b)	20,211	1,899,026
Las Vegas Sands Corp.(b)	18,236	1,164,369
Norwegian Cruise Line Holdings Ltd.(a)(b)	57,782	771,390
Royal Caribbean Cruises Ltd.(b)	14,203	929,302
Wyndham Hotels & Resorts, Inc.	4,202	286,660
Wynn Resorts Ltd.(b)	14,108	1,612,262
Yum! Brands, Inc.	15,479	2,176,038

		12,831,839

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables — 2.9%
DR Horton, Inc.	42,699	$4,689,204
Garmin Ltd.	20,959	2,057,545
Lennar Corp., Class A	22,926	2,586,282
Lennar Corp., Class B	1,313	128,438
NVR, Inc.(b)	413	2,411,920
PulteGroup, Inc.	30,846	2,071,309
Whirlpool Corp.	7,471	1,042,877

		14,987,575

Household Products — 0.6%
Church & Dwight Co., Inc.	18,380	1,785,065
Clorox Co.	6,830	1,131,185

		2,916,250

Independent Power and Renewable Electricity Producers — 0.6%
AES Corp.	91,278	2,159,638
Vistra Corp.	31,027	740,304

		2,899,942

Industrial REITs — 0.2%
Americold Realty Trust, Inc.	36,916	1,092,344

Insurance — 5.0%
Allstate Corp.	35,937	4,160,067
American Financial Group, Inc.	5,771	708,275
Arch Capital Group Ltd.(b)	28,407	2,132,513
Assurant, Inc.	5,713	703,442
Cincinnati Financial Corp.	14,190	1,510,384
CNA Financial Corp.	3,713	144,473
Everest Re Group Ltd.	3,639	1,375,542
Fidelity National Financial, Inc., Class A	36,960	1,311,710
Globe Life, Inc.	12,382	1,343,695
Hartford Financial Services Group, Inc.	43,056	3,056,545
Lincoln National Corp.	21,290	462,632
Loews Corp.	26,686	1,536,313
Old Republic International Corp.	37,819	955,686
Principal Financial Group, Inc.	31,095	2,322,485
Reinsurance Group of America, Inc.	9,130	1,299,382
Unum Group	25,629	1,081,544
Willis Towers Watson PLC	6,632	1,535,971

		25,640,659

IT Services — 1.1%
Akamai Technologies, Inc.(a)(b)	10,985	900,440
Cognizant Technology Solutions Corp., Class A	69,551	4,152,890
DXC Technology Co.(b)	31,216	744,502

		5,797,832

Leisure Products — 0.3%
Hasbro, Inc.	17,801	1,054,175
Mattel, Inc.(b)	25,303	455,454

		1,509,629

Life Sciences Tools & Services — 0.7%
Avantor, Inc.(b)	33,677	656,028
PerkinElmer, Inc.	17,263	2,252,649
Waters Corp.(b)	2,885	866,538

		3,775,215

Machinery — 4.5%
AGCO Corp.	8,485	1,051,631
Cummins, Inc.	19,307	4,537,917
Dover Corp.	9,467	1,383,697
Fortive Corp.	20,145	1,270,948
Middleby Corp.(b)	4,148	584,370
Otis Worldwide Corp.	35,381	3,017,999
PACCAR, Inc.	32,927	2,459,318

Security	Shares	Value

Machinery (continued)
Parker-Hannifin Corp.	9,132	$2,966,804
Pentair PLC	22,428	1,302,618
Snap-on, Inc.	7,265	1,884,614
Stanley Black & Decker, Inc.	20,239	1,747,435
Westinghouse Air Brake Technologies Corp.	9,998	976,505

		23,183,856

Media — 2.0%
Fox Corp., Class A, NVS	40,484	1,346,498
Fox Corp., Class B	18,793	573,938
Interpublic Group of Cos., Inc.	53,113	1,897,728
Liberty Media Corp. - Liberty SiriusXM, Class A(a)(b)	10,285	289,009
Liberty Media Corp. - Liberty SiriusXM, Class C, NVS(b)	20,862	582,884
News Corp., Class A, NVS	52,134	918,080
News Corp., Class B	16,270	288,793
Omnicom Group, Inc.	27,699	2,508,698
Paramount Global, Class A(a)	1,442	38,155
Paramount Global, Class B, NVS	69,086	1,611,776
Sirius XM Holdings, Inc.(a)	46,749	177,646

		10,233,205

Metals & Mining — 2.7%
Alcoa Corp.	24,256	900,868
Cleveland-Cliffs, Inc.(a)(b)	70,259	1,080,584
Newmont Corp.	108,458	5,140,909
Nucor Corp.	15,318	2,269,821
Reliance Steel & Aluminum Co.	8,023	1,988,099
Steel Dynamics, Inc.	22,791	2,369,125

		13,749,406

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Annaly Capital Management, Inc.	64,123	1,281,178

Multi-Utilities — 4.5%
Ameren Corp.	23,217	2,065,616
CenterPoint Energy, Inc.	58,522	1,783,165
CMS Energy Corp.	26,295	1,637,127
Consolidated Edison, Inc.	48,489	4,774,712
DTE Energy Co.	26,473	2,975,830
NiSource, Inc.	55,557	1,581,152
Public Service Enterprise Group, Inc.	68,178	4,308,850
WEC Energy Group, Inc.	43,102	4,145,119

		23,271,571

Office REITs — 0.5%
Alexandria Real Estate Equities, Inc.	12,128	1,506,055
Boston Properties, Inc.	19,582	1,044,896

		2,550,951

Oil, Gas & Consumable Fuels — 3.4%
Antero Resources Corp.(a)(b)	37,861	870,424
APA Corp.	20,438	753,140
Chesapeake Energy Corp.	14,708	1,216,058
Coterra Energy, Inc.	54,687	1,399,987
Diamondback Energy, Inc.	25,112	3,570,926
EQT Corp.	24,772	863,057
HF Sinclair Corp.	12,320	543,435
Marathon Oil Corp.	43,707	1,055,961
Matador Resources Co.	5,201	255,005
Murphy Oil Corp.	11,015	404,361
ONEOK, Inc.	61,073	3,994,785
Ovintiv, Inc.	16,885	609,211
Range Resources Corp.	17,489	462,584

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Southwestern Energy Co.(b)	98,078	$509,025
Targa Resources Corp.	13,306	1,005,002

		17,512,961

Passenger Airlines — 1.0%
American Airlines Group, Inc.(b)	41,828	570,534
Delta Air Lines, Inc.(a)(b)	45,327	1,555,169
Southwest Airlines Co.	37,844	1,146,295
United Airlines Holdings, Inc.(a)(b)	44,693	1,957,553

		5,229,551

Pharmaceuticals — 1.1%
Catalent, Inc.(a)(b)	10,993	550,969
Jazz Pharmaceuticals PLC(b)	8,586	1,206,076
Organon & Co.	34,899	859,562
Royalty Pharma PLC, Class A	50,661	1,780,734
Viatris, Inc.	165,867	1,547,539

		5,944,880

Professional Services — 1.8%
Booz Allen Hamilton Holding Corp., Class A	7,421	710,338
Clarivate PLC(a)(b)	31,489	278,993
Concentrix Corp.	3,447	332,670
Equifax, Inc.	5,594	1,165,678
Genpact Ltd.	11,226	500,118
Jacobs Solutions, Inc.	9,797	1,131,162
Leidos Holdings, Inc.	18,693	1,743,309
Robert Half International, Inc.	14,752	1,076,896
SS&C Technologies Holdings, Inc.	29,973	1,754,619
TransUnion	10,413	716,518

		9,410,301

Real Estate Management & Development — 0.6%
CBRE Group, Inc., Class A(b)	29,029	2,225,363
Jones Lang LaSalle, Inc.(a)(b)	6,509	905,011

		3,130,374

Residential REITs — 1.3%
American Homes 4 Rent, Class A	15,561	517,559
AvalonBay Communities, Inc.	7,690	1,387,045
Equity LifeStyle Properties, Inc.	8,900	613,210
Equity Residential	18,190	1,150,518
Essex Property Trust, Inc.	5,104	1,121,502
Mid-America Apartment Communities, Inc.	7,604	1,169,495
UDR, Inc.	16,843	696,121

		6,655,450

Retail REITs — 2.4%
Brixmor Property Group, Inc.	28,091	599,181
Federal Realty Investment Trust	4,367	431,853
Kimco Realty Corp.	84,597	1,623,416
National Retail Properties, Inc.	24,879	1,082,236
Realty Income Corp.	48,159	3,026,312
Regency Centers Corp.	12,593	773,588
Simon Property Group, Inc.	44,675	5,062,571

		12,599,157

Semiconductors & Semiconductor Equipment — 1.9%
First Solar, Inc.(b)	13,548	2,473,594
Microchip Technology, Inc.	44,240	3,229,077
Qorvo, Inc.(b)	13,619	1,254,037
Skyworks Solutions, Inc.	14,882	1,576,004
Teradyne, Inc.	8,357	763,663
Wolfspeed, Inc.(a)(b)	9,414	438,222

		9,734,597

Security	Shares	Value

Software — 0.3%
Gen Digital, Inc.	77,557	$1,370,432

Specialized REITs — 2.4%
CubeSmart	10,898	495,750
Digital Realty Trust, Inc.	18,425	1,826,839
Gaming & Leisure Properties, Inc.	24,196	1,258,192
Iron Mountain, Inc.	24,411	1,348,464
Lamar Advertising Co., Class A	8,232	869,958
Life Storage, Inc.	4,676	628,361
VICI Properties, Inc.	92,278	3,131,915
Weyerhaeuser Co.	100,131	2,994,918

		12,554,397

Specialty Retail — 1.8%
Advance Auto Parts, Inc.	8,124	1,019,806
Bath & Body Works, Inc.	31,145	1,093,190
Best Buy Co., Inc.	26,920	2,006,078
Burlington Stores, Inc.(b)	4,031	777,217
CarMax, Inc.(a)(b)	21,619	1,513,979
GameStop Corp., Class A(a)(b)	34,470	664,926
Murphy U.S.A., Inc.	1,761	484,680
Penske Automotive Group, Inc.(a)	3,418	473,666
Williams-Sonoma, Inc.	9,120	1,103,885

		9,137,427

Technology Hardware, Storage & Peripherals — 2.3%
Dell Technologies, Inc., Class C	33,037	1,436,779
Hewlett Packard Enterprise Co.	175,151	2,508,162
HP, Inc.	118,098	3,508,692
NetApp, Inc.	19,608	1,233,147
Seagate Technology Holdings PLC	26,261	1,543,359
Western Digital Corp.(b)	43,673	1,504,098

		11,734,237

Textiles, Apparel & Luxury Goods — 0.5%
Tapestry, Inc.	32,189	1,313,633
VF Corp.	45,381	1,066,907

		2,380,540

Water Utilities — 0.4%
American Water Works Co., Inc.	10,047	1,489,468
Essential Utilities, Inc.	14,199	606,297

		2,095,765

Total Long-Term Investments — 99.7% (Cost: $491,005,295)		514,827,086

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(c)(d)(e)	11,871,132	$11,874,694
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(c)(d)	872,368	872,368

Total Short-Term Securities — 2.5% (Cost: $12,741,518)		12,747,062

Total Investments — 102.2% (Cost: $503,746,813)		527,574,148

Liabilities in Excess of Other Assets — (2.2)%		(11,359,289)

Net Assets — 100.0%		$516,214,859

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$10,213,576	$1,658,740	(a)	$—	$(643)	$3,021	$11,874,694	11,871,132	$143,732	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	865,000	7,368	(a)	—	—	—	872,368	872,368	28,072		—

					$(643)	$3,021	$12,747,062		$171,804		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Utilities Select Sector Index	8	06/16/23	$559	$172
S&P Mid 400 E-Mini Index	3	06/16/23	750	6,962

				$7,134

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Mid-Cap Value ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$7,134	$—	$—	$—	$7,134

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(61,860)	$—	$—	$—	$(61,860)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$40,990	$—	$—	$—	$40,990

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,355,943

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$514,827,086	$—	$—	$514,827,086
Short-Term Securities
Money Market Funds	12,747,062	—	—	12,747,062

	$527,574,148	$—	$—	$527,574,148

Derivative Financial Instruments(a)
Assets
Equity Contracts	$7,134	$—	$—	$7,134

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments April 30, 2023	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.6%
AAR Corp.(a)	1,993	$105,191
Aerojet Rocketdyne Holdings, Inc.(a)	4,562	257,342
AeroVironment, Inc.(a)	1,510	152,042
AerSale Corp.(a)(b)	999	16,164
Archer Aviation, Inc., Class A(a)(b)	8,418	16,668
BWX Technologies, Inc.	5,485	354,221
Cadre Holdings, Inc.	904	19,038
Curtiss-Wright Corp.	2,315	393,156
Ducommun, Inc.(a)	679	33,950
Hexcel Corp.	5,069	365,373
Kaman Corp.	1,668	36,813
Kratos Defense & Security Solutions, Inc.(a)	7,616	98,246
Maxar Technologies, Inc.	4,504	237,451
Mercury Systems, Inc.(a)	3,513	167,465
Moog, Inc., Class A	1,742	156,972
National Presto Industries, Inc.	331	22,515
Parsons Corp.(a)	2,014	87,609
Rocket Lab U.S.A., Inc., Class A(a)(b)	13,260	51,979
Spirit AeroSystems Holdings, Inc., Class A	6,331	188,411
Triumph Group, Inc.(a)	3,871	41,845
V2X, Inc.(a)	653	28,210
Virgin Galactic Holdings, Inc., Class A(a)	14,403	52,427
Woodward, Inc.	3,610	346,632

		3,229,720

Air Freight & Logistics — 0.4%
Air Transport Services Group, Inc.(a)(b)	3,442	69,907
Forward Air Corp.	1,605	169,344
GXO Logistics, Inc.(a)	7,163	380,570
Hub Group, Inc., Class A(a)	1,973	148,764

		768,585

Automobile Components — 1.5%
Adient PLC(a)	5,745	212,220
American Axle & Manufacturing Holdings, Inc.(a)	6,884	49,221
Autoliv, Inc.	4,678	401,419
Dana, Inc.	7,729	114,312
Dorman Products, Inc.(a)	1,700	146,472
Fox Factory Holding Corp.(a)	2,544	282,053
Garrett Motion, Inc.(a)(b)	3,470	28,662
Gentex Corp.	14,143	390,205
Gentherm, Inc.(a)	2,009	119,837
Goodyear Tire & Rubber Co.(a)	16,989	181,273
Holley, Inc.(a)	2,976	7,172
LCI Industries	1,537	173,620
Luminar Technologies, Inc., Class A(a)(b)	14,166	85,279
Mobileye Global, Inc., Class A(a)(b)	2,844	107,048
Modine Manufacturing Co.(a)	3,109	65,009
Patrick Industries, Inc.	1,307	89,700
QuantumScape Corp., Class A(a)(b)	16,690	116,830
Solid Power, Inc., Class A(a)(b)	6,694	15,195
Standard Motor Products, Inc.	1,136	40,907
Stoneridge, Inc.(a)(b)	1,633	30,750
Visteon Corp.(a)	1,702	238,944
XPEL, Inc.(a)(b)	1,197	87,453

		2,983,581

Automobiles — 0.4%
Fisker, Inc., Class A(a)(b)	9,597	61,805
Harley-Davidson, Inc.	8,012	297,245
Thor Industries, Inc.	3,231	255,314

Security	Shares	Value

Automobiles (continued)
Winnebago Industries, Inc.	1,853	$107,733
Workhorse Group, Inc.(a)(b)	9,705	9,144

		731,241

Banks — 6.6%
1st Source Corp.	1,061	44,222
Amalgamated Financial Corp.	1,224	19,927
Amerant Bancorp, Inc., Class A	1,667	31,006
Ameris Bancorp	3,932	131,722
Arrow Financial Corp.	1,093	23,598
Associated Banc-Corp.	9,452	168,529
Atlantic Union Bankshares Corp.	4,565	130,650
Axos Financial, Inc.(a)(b)	3,217	130,835
Banc of California, Inc.	3,601	40,871
BancFirst Corp.	1,056	84,364
Bancorp, Inc.(a)	2,833	90,401
Bank First Corp.(b)	450	30,775
Bank of Hawaii Corp.	2,437	118,024
Bank of Marin Bancorp	982	17,313
Bank OZK	6,718	239,967
BankUnited, Inc.	4,284	96,604
Banner Corp.	1,687	84,215
Bar Harbor Bankshares	1,023	25,370
Berkshire Hills Bancorp, Inc.	2,458	52,282
Bridgewater Bancshares, Inc.(a)(b)	1,283	12,766
Brookline Bancorp, Inc.	3,486	33,256
Business First Bancshares, Inc.	1,521	23,454
Byline Bancorp, Inc.	1,588	30,728
Cadence Bank	9,893	200,036
Cambridge Bancorp	522	26,961
Camden National Corp.	1,032	32,972
Capital City Bank Group, Inc.	980	29,851
Capitol Federal Financial, Inc.	7,999	49,594
Capstar Financial Holdings, Inc.	1,228	16,431
Carter Bankshares, Inc.(a)	1,602	20,586
Cathay General Bancorp	4,628	147,494
Central Pacific Financial Corp.	531	8,432
City Holding Co.	825	75,232
CNB Financial Corp.	1,513	28,384
Coastal Financial Corp.(a)	704	25,520
Columbia Banking System, Inc.	12,661	270,439
Columbia Financial, Inc.(a)(b)	2,057	34,516
Community Bank System, Inc.	3,105	155,126
Community Trust Bancorp, Inc.	1,049	37,774
ConnectOne Bancorp, Inc.	2,226	35,126
CrossFirst Bankshares, Inc.(a)	2,734	27,422
Customers Bancorp, Inc.(a)	1,796	39,225
CVB Financial Corp.	7,715	115,494
Dime Community Bancshares, Inc.	1,983	40,850
Eagle Bancorp, Inc.	1,806	45,331
Eastern Bankshares, Inc.	9,764	113,751
Enterprise Financial Services Corp.	2,368	101,256
Equity Bancshares, Inc., Class A	922	21,713
Farmers & Merchants Bancorp, Inc.	807	18,400
Farmers National Banc Corp.	2,241	26,197
FB Financial Corp.	2,246	66,100
First Bancorp	2,396	73,749
First BanCorp	9,988	117,359
First Bancshares, Inc.	1,871	46,962
First Busey Corp.	3,378	61,412
First Commonwealth Financial Corp.	5,575	69,576
First Community Bankshares, Inc.	1,009	23,621
First Financial Bancorp	5,250	108,675

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
First Financial Bankshares, Inc.	7,864	$230,101
First Financial Corp.	803	27,744
First Foundation, Inc.	3,095	19,468
First Hawaiian, Inc.	7,821	149,459
First Interstate BancSystem, Inc., Class A	5,432	139,005
First Merchants Corp.	3,753	109,513
First Mid Bancshares, Inc.	1,213	31,975
First of Long Island Corp.	1,465	17,141
Flushing Financial Corp.	1,944	23,386
FNB Corp.	22,226	255,154
Fulton Financial Corp.	10,380	123,833
German American Bancorp, Inc.	2,062	59,942
Glacier Bancorp, Inc.	6,695	222,475
Great Southern Bancorp, Inc.	629	32,004
Greene County Bancorp, Inc.	390	8,015
Hancock Whitney Corp.	5,227	190,890
Hanmi Financial Corp.	1,167	18,859
HarborOne Bancorp, Inc.	2,820	30,315
Heartland Financial U.S.A., Inc.	2,520	82,051
Heritage Commerce Corp.	4,006	34,051
Heritage Financial Corp.	1,430	25,182
Hilltop Holdings, Inc.	2,872	89,089
Hingham Institution For Savings	100	19,456
Home BancShares, Inc.	11,571	251,901
HomeStreet, Inc.	1,070	10,443
Hope Bancorp, Inc.	5,422	49,340
Horizon Bancorp, Inc.	2,400	25,272
Independent Bank Corp.	2,573	144,088
Independent Bank Corp.	1,516	27,015
Independent Bank Group, Inc.	2,184	79,454
International Bancshares Corp.	3,235	138,037
John Marshall Bancorp, Inc.	686	12,499
Kearny Financial Corp.	4,148	32,313
Lakeland Bancorp, Inc.	4,291	61,533
Lakeland Financial Corp.	1,551	78,589
Live Oak Bancshares, Inc.	2,023	47,662
Mercantile Bank Corp.	1,091	30,613
Metrocity Bankshares, Inc.	1,165	19,048
Metropolitan Bank Holding Corp.(a)	700	22,463
Midland States Bancorp, Inc.	1,479	29,580
MidWestOne Financial Group, Inc.	1,014	20,990
National Bank Holdings Corp., Class A	2,053	65,285
NBT Bancorp, Inc.	2,022	65,189
New York Community Bancorp, Inc., Class A	41,247	440,930
Nicolet Bankshares, Inc.(a)(b)	838	48,026
Northfield Bancorp, Inc.	2,668	27,801
Northwest Bancshares, Inc.	6,509	76,090
OceanFirst Financial Corp.	3,869	61,904
OFG Bancorp	2,383	60,933
Old National Bancorp	17,870	239,637
Old Second Bancorp, Inc.	2,552	31,364
Origin Bancorp, Inc.	1,878	55,270
Pacific Premier Bancorp, Inc.	5,451	121,230
PacWest Bancorp	7,064	71,700
Park National Corp.	862	93,372
Pathward Financial, Inc.	1,555	69,244
Peapack-Gladstone Financial Corp.	1,131	30,039
Peoples Bancorp, Inc.	1,953	50,895
Pinnacle Financial Partners, Inc.	4,644	251,844
Popular, Inc.	4,369	262,184
Premier Financial Corp.	2,258	37,505
Prosperity Bancshares, Inc.	5,585	349,733

Security	Shares	Value

Banks (continued)
Provident Financial Services, Inc.	4,581	$80,076
QCR Holdings, Inc.	1,096	45,374
RBB Bancorp	1,041	12,950
Republic Bancorp, Inc., Class A	588	23,108
S&T Bancorp, Inc.	2,069	56,960
Sandy Spring Bancorp, Inc.	2,817	63,326
Seacoast Banking Corp. of Florida	5,016	111,305
ServisFirst Bancshares, Inc.	2,967	149,833
Shore Bancshares, Inc.	1,229	16,321
Simmons First National Corp., Class A	6,638	110,921
SmartFinancial, Inc.	1,155	24,879
South Plains Financial, Inc.	913	18,744
Southern Missouri Bancorp, Inc.	627	22,748
Southside Bancshares, Inc.	1,959	62,159
SouthState Corp.	4,599	317,239
Stellar Bancorp, Inc.	2,751	63,108
Stock Yards Bancorp, Inc.	1,815	88,209
Synovus Financial Corp.	8,812	271,410
Texas Capital Bancshares, Inc.(a)	2,978	149,644
Tompkins Financial Corp.	816	47,834
Towne Bank	4,340	102,815
TriCo Bancshares	2,147	76,884
Triumph Financial, Inc.(a)	1,243	64,586
TrustCo Bank Corp.	786	23,454
Trustmark Corp.	3,772	90,113
UMB Financial Corp.	2,647	168,376
United Bankshares, Inc.	8,081	267,724
United Community Banks, Inc.	6,324	157,468
Univest Financial Corp.	2,009	40,421
Valley National Bancorp	25,752	241,554
Veritex Holdings, Inc.	3,247	55,881
Washington Federal, Inc.	3,982	111,655
Washington Trust Bancorp, Inc.	1,168	32,832
WesBanco, Inc.	3,714	98,867
Westamerica BanCorp	1,491	60,400
Wintrust Financial Corp.	3,737	255,499
WSFS Financial Corp.	3,344	117,608

		13,204,854

Beverages — 0.4%
Boston Beer Co., Inc., Class A, NVS(a)	568	180,346
Celsius Holdings, Inc.(a)(b)	2,428	232,044
Coca-Cola Consolidated, Inc.	279	164,459
Duckhorn Portfolio, Inc.(a)	2,518	38,022
MGP Ingredients, Inc.(b)	939	92,660
National Beverage Corp.(a)	1,390	69,083
Vita Coco Co., Inc.(a)	1,423	30,808

		807,422

Biotechnology — 5.7%
2seventy bio, Inc.(a)	2,252	21,417
ACADIA Pharmaceuticals, Inc.(a)	7,223	154,067
Adicet Bio, Inc.(a)(b)	1,844	10,769
ADMA Biologics, Inc.(a)(b)	12,321	41,275
Agenus, Inc.(a)	16,382	24,737
Agios Pharmaceuticals, Inc.(a)	3,324	76,020
Akero Therapeutics, Inc.(a)	1,889	84,514
Alector, Inc.(a)	3,615	23,859
Alkermes PLC(a)	9,916	283,102
Allogene Therapeutics, Inc.(a)(b)	5,387	29,251
ALX Oncology Holdings, Inc.(a)(b)	1,300	7,722
Amicus Therapeutics, Inc.(a)	15,010	173,215
AnaptysBio, Inc.(a)	1,221	25,421
Anavex Life Sciences Corp.(a)(b)	4,735	38,543

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Apellis Pharmaceuticals, Inc.(a)	5,664	$472,547
Arcellx, Inc.(a)	1,675	71,489
Arcturus Therapeutics Holdings, Inc.(a)(b)	1,465	38,998
Arcus Biosciences, Inc.(a)(b)	3,201	57,138
Arcutis Biotherapeutics, Inc.(a)(b)	2,368	32,773
Arrowhead Pharmaceuticals, Inc.(a)	6,516	230,732
Atara Biotherapeutics, Inc.(a)	5,774	15,648
Aurinia Pharmaceuticals, Inc.(a)	8,616	96,930
Avid Bioservices, Inc.(a)(b)	3,783	68,283
Avidity Biosciences, Inc.(a)	4,039	50,084
Beam Therapeutics, Inc.(a)	3,567	109,543
Biohaven Ltd.(a)	3,919	51,261
Blueprint Medicines Corp.(a)	3,596	183,576
Bridgebio Pharma, Inc.(a)	7,020	101,930
C4 Therapeutics, Inc.(a)	2,551	7,704
CareDx, Inc.(a)	3,187	25,783
Caribou Biosciences, Inc.(a)	3,200	13,760
Catalyst Pharmaceuticals, Inc.(a)	5,737	91,333
Celldex Therapeutics, Inc.(a)	2,833	89,070
Century Therapeutics, Inc.(a)	1,204	3,769
Cerevel Therapeutics Holdings, Inc.(a)(b)	3,860	112,094
Chinook Therapeutics, Inc.(a)	2,711	54,247
Cogent Biosciences, Inc.(a)(b)	4,230	45,515
Coherus Biosciences, Inc.(a)	3,948	28,544
Crinetics Pharmaceuticals, Inc.(a)	2,622	51,234
CRISPR Therapeutics AG(a)(b)	4,708	230,409
CTI BioPharma Corp.(a)(b)	6,329	30,759
Cullinan Oncology, Inc.(a)(b)	1,564	15,218
Cytokinetics, Inc.(a)	5,687	212,694
Day One Biopharmaceuticals, Inc.(a)	1,615	20,026
Deciphera Pharmaceuticals, Inc.(a)	3,349	47,589
Denali Therapeutics, Inc.(a)(b)	6,647	165,111
Design Therapeutics, Inc.(a)(b)	1,761	11,358
Dynavax Technologies Corp.(a)	7,166	74,598
Dyne Therapeutics, Inc.(a)	1,519	15,737
Eagle Pharmaceuticals, Inc.(a)	602	16,904
Editas Medicine, Inc.(a)(b)	4,094	33,407
Emergent BioSolutions, Inc.(a)	2,641	23,320
Enanta Pharmaceuticals, Inc.(a)	1,204	42,802
EQRx, Inc.(a)(b)	13,782	23,154
Erasca, Inc.(a)(b)	4,575	12,627
Exact Sciences Corp.(a)	10,716	686,574
Exelixis, Inc.(a)	19,491	356,685
Fate Therapeutics, Inc.(a)	4,976	30,204
FibroGen, Inc.(a)	5,293	90,616
Geron Corp.(a)	23,287	57,286
Gossamer Bio, Inc.(a)	4,581	5,909
Halozyme Therapeutics, Inc.(a)	8,141	261,570
Heron Therapeutics, Inc.(a)	6,744	16,118
HilleVax, Inc.(a)	777	10,878
Ideaya Biosciences, Inc.(a)	2,429	44,354
IGM Biosciences, Inc.(a)(b)	526	5,697
ImmunoGen, Inc.(a)	11,840	63,818
Immunovant, Inc.(a)	3,426	55,296
Inhibrx, Inc.(a)	1,790	37,590
Inovio Pharmaceuticals, Inc.(a)(b)	14,813	11,443
Insmed, Inc.(a)(b)	8,212	160,134
Instil Bio, Inc.(a)	4,372	2,857
Intellia Therapeutics, Inc.(a)(b)	5,004	188,901
Intercept Pharmaceuticals, Inc.(a)(b)	2,248	38,935
Ionis Pharmaceuticals, Inc.(a)(b)	8,541	302,095
Iovance Biotherapeutics, Inc.(a)	8,174	46,101

Security	Shares	Value

Biotechnology (continued)
Ironwood Pharmaceuticals, Inc., Class A(a)	8,072	$84,030
iTeos Therapeutics, Inc.(a)	1,458	20,033
IVERIC bio, Inc.(a)	7,772	255,621
Janux Therapeutics, Inc.(a)	1,017	15,580
Karyopharm Therapeutics, Inc.(a)	6,338	22,690
Keros Therapeutics, Inc.(a)	1,032	45,774
Kezar Life Sciences, Inc.(a)(b)	3,089	7,506
Krystal Biotech, Inc.(a)(b)	1,298	109,032
Kura Oncology, Inc.(a)	3,844	37,441
Kymera Therapeutics, Inc.(a)(b)	2,374	74,876
Lyell Immunopharma, Inc.(a)(b)	8,505	17,265
Madrigal Pharmaceuticals, Inc.(a)	737	229,944
MannKind Corp.(a)(b)	15,676	60,353
MiNK Therapeutics, Inc.(a)	239	428
Mirati Therapeutics, Inc.(a)	3,132	138,779
Mirum Pharmaceuticals, Inc.(a)	1,503	40,356
Monte Rosa Therapeutics, Inc.(a)	1,945	8,830
Morphic Holding, Inc.(a)	1,764	83,367
Myriad Genetics, Inc.(a)	4,907	104,470
Natera, Inc.(a)	6,555	332,470
Nkarta, Inc.(a)(b)	1,932	9,563
Novavax, Inc.(a)(b)	5,272	40,436
Nurix Therapeutics, Inc.(a)	2,600	25,038
Nuvalent, Inc., Class A(a)(b)	1,594	56,412
Organogenesis Holdings, Inc., Class A(a)	4,584	9,397
PMV Pharmaceuticals, Inc.(a)(b)	1,931	8,902
Point Biopharma Global, Inc.(a)(b)	4,795	37,113
Prime Medicine, Inc.(a)(b)	568	7,821
Prometheus Biosciences, Inc.(a)	2,062	399,925
Protagonist Therapeutics, Inc.(a)	2,778	62,783
PTC Therapeutics, Inc.(a)(b)	4,337	239,142
RAPT Therapeutics, Inc.(a)	1,514	27,555
Recursion Pharmaceuticals, Inc., Class A(a)(b)	7,776	37,092
REGENXBIO, Inc.(a)	2,242	43,405
Relay Therapeutics, Inc.(a)(b)	5,369	61,046
Replimune Group, Inc.(a)	2,240	37,475
REVOLUTION Medicines, Inc.(a)(b)	5,347	125,601
Rocket Pharmaceuticals, Inc.(a)	3,571	63,992
Roivant Sciences Ltd.(a)	6,541	55,926
Sage Therapeutics, Inc.(a)	3,124	152,607
Sana Biotechnology, Inc.(a)(b)	5,315	28,116
Sangamo Therapeutics, Inc.(a)	8,220	12,083
Seres Therapeutics, Inc.(a)(b)	5,430	26,471
SpringWorks Therapeutics, Inc.(a)(b)	2,698	63,079
Stoke Therapeutics, Inc.(a)	1,351	12,010
Syndax Pharmaceuticals, Inc.(a)	3,929	80,741
Tango Therapeutics, Inc.(a)	2,631	8,945
TG Therapeutics, Inc.(a)(b)	8,322	206,635
Travere Therapeutics, Inc.(a)	3,825	82,505
Twist Bioscience Corp.(a)(b)	3,472	43,331
Ultragenyx Pharmaceutical, Inc.(a)	4,213	183,982
uniQure NV(a)	2,441	47,380
Vanda Pharmaceuticals, Inc.(a)	3,334	20,471
Vaxcyte, Inc.(a)	4,454	190,765
Vera Therapeutics, Inc., Class A(a)	1,732	11,518
Veracyte, Inc.(a)	4,365	98,824
Vericel Corp.(a)	2,820	88,858
Verve Therapeutics, Inc.(a)(b)	2,512	40,016
Vir Biotechnology, Inc.(a)	4,585	115,313
Viridian Therapeutics, Inc.(a)	2,422	67,889
Xencor, Inc.(a)(b)	3,622	95,766

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Zentalis Pharmaceuticals, Inc.(a)(b)	2,616	$57,630
Zymeworks, Inc.(a)(b)	3,198	26,863

		11,345,938

Broadline Retail — 0.4%
Big Lots, Inc.	1,849	16,623
ContextLogic, Inc., Class A(a)	1,124	8,104
Dillard’s, Inc., Class A(b)	203	60,573
Kohl’s Corp.	6,661	146,742
Macy’s, Inc.	16,401	267,992
Nordstrom, Inc.	6,727	103,999
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	3,494	227,984
Qurate Retail, Inc., Series A(a)	20,439	16,282

		848,299

Building Products — 1.4%
AAON, Inc.	2,537	248,626
American Woodmark Corp.(a)	993	50,166
Apogee Enterprises, Inc.	1,351	57,499
Armstrong World Industries, Inc.	2,762	189,639
AZEK Co., Inc., Class A(a)	6,569	178,283
AZZ, Inc.	1,522	57,425
Gibraltar Industries, Inc.(a)	1,900	95,076
Griffon Corp.	2,892	82,277
Hayward Holdings, Inc.(a)(b)	6,972	83,943
Insteel Industries, Inc.	1,149	31,632
Janus International Group, Inc.(a)	4,814	43,326
JELD-WEN Holding, Inc.(a)	5,034	64,335
Masonite International Corp.(a)(b)	1,354	123,769
PGT Innovations, Inc.(a)	3,647	93,582
Quanex Building Products Corp.	2,001	38,219
Resideo Technologies, Inc.(a)	8,844	157,423
Simpson Manufacturing Co., Inc.	2,561	322,123
Tecnoglass, Inc.	1,206	52,883
Trex Co., Inc.(a)	6,632	362,505
UFP Industries, Inc.	3,708	291,152
Zurn Elkay Water Solutions Corp.	8,719	187,894

		2,811,777

Capital Markets — 2.2%
Affiliated Managers Group, Inc.	2,280	329,186
Artisan Partners Asset Management, Inc., Class A	4,133	143,291
AssetMark Financial Holdings, Inc.(a)	1,284	39,393
Avantax, Inc.(a)	2,450	62,157
B Riley Financial, Inc.(b)	959	30,209
BGC Partners, Inc., Class A	19,531	88,475
Blue Owl Capital, Inc., Class A	21,585	243,047
Bridge Investment Group Holdings, Inc., Class A	1,803	18,012
Brightsphere Investment Group, Inc.	2,014	45,476
CION Investment Corp.	3,369	31,938
Cohen & Steers, Inc.	1,501	90,150
Diamond Hill Investment Group, Inc., Class A	198	32,100
Donnelley Financial Solutions, Inc.(a)(b)	1,521	65,783
Evercore, Inc., Class A	2,164	246,848
Federated Hermes, Inc., Class B	5,098	211,006
Focus Financial Partners, Inc., Class A(a)	3,506	182,102
Freedom Holding Corp.(a)(b)	1,020	77,959
Hamilton Lane, Inc., Class A	2,149	158,338
Houlihan Lokey, Inc., Class A	3,048	278,526
Janus Henderson Group PLC	8,018	208,067
Moelis & Co., Class A	3,881	147,012
Open Lending Corp., Class A(a)	6,529	45,899
Oppenheimer Holdings, Inc., Class A, NVS	463	17,312
Piper Sandler Cos.	829	112,280

Security	Shares	Value

Capital Markets (continued)
PJT Partners, Inc., Class A	1,495	$102,811
StepStone Group, Inc., Class A	2,964	65,297
Stifel Financial Corp.	6,356	381,169
StoneX Group, Inc.(a)	1,073	105,229
TPG, Inc., Class A	3,090	89,517
Tradeweb Markets, Inc., Class A	6,717	472,944
Victory Capital Holdings, Inc., Class A	1,646	50,269
Virtu Financial, Inc., Class A	5,587	112,019
Virtus Investment Partners, Inc.	409	74,524
WisdomTree, Inc.	6,941	43,312

		4,401,657

Chemicals — 2.3%
AdvanSix, Inc.	1,688	63,604
American Vanguard Corp.	1,726	33,225
Amyris, Inc.(a)(b)	15,822	12,936
Ashland, Inc.	3,006	305,440
Aspen Aerogels, Inc.(a)(b)	3,305	20,689
Avient Corp.	5,151	198,365
Axalta Coating Systems Ltd.(a)	13,311	420,228
Balchem Corp.	1,937	254,522
Cabot Corp.	3,393	243,482
Chase Corp.	455	49,745
Chemours Co.	8,925	259,450
Diversey Holdings Ltd.(a)(b)	4,578	37,219
Ecovyst, Inc.(a)	3,943	44,753
Element Solutions, Inc.	13,551	245,951
Ginkgo Bioworks Holdings, Inc., Class A(a)(b)	61,022	74,447
Hawkins, Inc.	1,132	45,665
HB Fuller Co.	3,231	213,795
Huntsman Corp.	10,862	290,993
Ingevity Corp.(a)	2,112	151,515
Innospec, Inc.	1,501	152,547
Intrepid Potash, Inc.(a)(b)	614	15,829
Koppers Holdings, Inc.	1,291	42,358
Kronos Worldwide, Inc.	1,376	12,797
Livent Corp.(a)(b)	10,797	235,914
LSB Industries, Inc.(a)	3,147	28,103
Mativ Holdings, Inc.	3,332	64,541
Minerals Technologies, Inc.	1,944	115,201
NewMarket Corp.	407	162,637
Origin Materials, Inc., Class A(a)(b)	7,367	29,100
Perimeter Solutions SA(a)	8,805	65,861
PureCycle Technologies, Inc.(a)	8,145	53,513
Quaker Chemical Corp.	825	153,970
Scotts Miracle-Gro Co.	2,467	164,820
Sensient Technologies Corp.	2,537	188,905
Stepan Co.	1,280	118,016
Trinseo PLC	2,088	37,834
Tronox Holdings PLC, Class A	6,966	95,364

		4,703,334

Commercial Services & Supplies — 1.6%
ABM Industries, Inc.	4,003	170,448
ACCO Brands Corp.	5,763	26,394
ACV Auctions, Inc., Class A(a)	7,181	93,568
Aris Water Solutions, Inc., Class A	1,651	12,003
Aurora Innovation, Inc., Class A(a)(b)	23,133	33,080
Brady Corp., Class A, NVS	2,777	141,710
BrightView Holdings, Inc.(a)	2,291	12,669
Brink’s Co.	2,803	176,169
Casella Waste Systems, Inc., Class A(a)	3,051	271,539
CECO Environmental Corp.(a)	1,807	20,979
Cimpress PLC(a)(b)	1,209	62,808

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Commercial Services & Supplies (continued)
Clean Harbors, Inc.(a)	3,030	$439,835
CoreCivic, Inc.(a)	7,044	61,917
Deluxe Corp.	2,578	39,057
Driven Brands Holdings, Inc.(a)(b)	3,348	102,784
Ennis, Inc.	1,657	32,195
GEO Group, Inc.(a)	7,426	55,918
Harsco Corp.(a)	4,732	32,509
Healthcare Services Group, Inc.	4,455	69,543
Heritage-Crystal Clean, Inc.(a)	977	34,156
HNI Corp.	2,559	66,483
Interface, Inc., Class A	3,572	28,004
KAR Auction Services, Inc.(a)	6,533	88,457
Liquidity Services, Inc.(a)	1,480	19,344
Matthews International Corp., Class A	1,836	69,529
MillerKnoll, Inc.	4,609	78,399
Montrose Environmental Group, Inc.(a)(b)	1,647	50,168
MSA Safety, Inc.	2,218	287,785
SP Plus Corp.(a)(b)	1,200	41,004
Steelcase, Inc., Class A	5,623	44,984
Stericycle, Inc.(a)	5,583	254,864
UniFirst Corp.	911	149,112
Viad Corp.(a)	1,245	23,692
VSE Corp.	627	26,516

		3,117,622

Communications Equipment — 0.6%
ADTRAN Holdings, Inc.	4,222	38,505
Calix, Inc.(a)	3,444	157,391
Cambium Networks Corp.(a)	696	10,537
Clearfield, Inc.(a)(b)	766	33,459
Digi International, Inc.(a)	2,167	65,357
DZS, Inc.(a)	961	6,535
Extreme Networks, Inc.(a)	7,721	137,279
Harmonic, Inc.(a)	6,636	93,501
Infinera Corp.(a)(b)	11,531	72,991
Lumentum Holdings, Inc.(a)	4,116	198,597
NETGEAR, Inc.(a)	1,723	24,346
NetScout Systems, Inc.(a)	4,099	111,534
Ribbon Communications, Inc.(a)	5,250	13,440
Viasat, Inc.(a)(b)	4,596	160,998
Viavi Solutions, Inc.(a)	13,502	120,978

		1,245,448

Construction & Engineering — 1.7%
Ameresco, Inc., Class A(a)(b)	2,042	84,947
API Group Corp.(a)	12,106	275,533
Arcosa, Inc.	2,912	196,676
Argan, Inc.	864	34,759
Comfort Systems U.S.A., Inc.	2,160	322,898
Construction Partners, Inc., Class A(a)	2,537	65,810
Dycom Industries, Inc.(a)(b)	1,774	164,308
EMCOR Group, Inc.	2,871	490,941
Fluor Corp.(a)	8,553	248,550
Granite Construction, Inc.	2,646	100,892
Great Lakes Dredge & Dock Corp.(a)	3,938	22,565
IES Holdings, Inc.(a)	500	21,595
MasTec, Inc.(a)	3,581	318,029
MDU Resources Group, Inc.	12,250	357,945
MYR Group, Inc.(a)	1,001	128,118
Primoris Services Corp.	3,191	80,732
Sterling Infrastructure, Inc.(a)	1,835	67,748

Security	Shares	Value

Construction & Engineering (continued)
Tutor Perini Corp.(a)	2,519	$13,351
Valmont Industries, Inc.	1,283	372,788

		3,368,185

Construction Materials — 0.3%
Eagle Materials, Inc.	2,172	321,912
Summit Materials, Inc., Class A(a)(b)	7,142	195,762

		517,674

Consumer Finance — 1.0%
Atlanticus Holdings Corp.(a)(b)	338	9,856
Bread Financial Holdings, Inc.	2,962	81,751
Credit Acceptance Corp.(a)(b)	367	179,646
Encore Capital Group, Inc.(a)(b)	1,418	72,857
Enova International, Inc.(a)	1,890	83,009
EZCORP, Inc., Class A, NVS(a)	3,354	28,878
FirstCash Holdings, Inc.	2,267	233,569
Green Dot Corp., Class A(a)	2,814	48,373
LendingClub Corp.(a)(b)	6,487	46,577
Navient Corp.	6,123	101,274
Nelnet, Inc., Class A	1,092	105,160
NerdWallet, Inc., Class A(a)(b)	2,013	27,316
OneMain Holdings, Inc.	7,318	280,792
PRA Group, Inc.(a)	2,357	85,488
PROG Holdings, Inc.(a)	3,078	93,048
SLM Corp.	14,611	219,457
SoFi Technologies, Inc.(a)(b)	49,753	309,961
Upstart Holdings, Inc.(a)(b)	4,243	58,978
World Acceptance Corp.(a)	220	22,198

		2,088,188

Consumer Staples Distribution & Retail — 0.5%
Andersons, Inc.	1,884	84,215
Chefs’ Warehouse, Inc.(a)(b)	2,058	68,449
Fresh Market, Inc. Escrow(a)(c)	16,033	—
Grocery Outlet Holding Corp.(a)(b)	5,318	158,370
Ingles Markets, Inc., Class A(b)	875	80,535
PriceSmart, Inc.	1,520	111,994
SpartanNash Co.	2,163	53,037
Sprouts Farmers Market, Inc.(a)	6,372	220,853
United Natural Foods, Inc.(a)	3,616	98,608
Weis Markets, Inc.	992	81,830

		957,891

Containers & Packaging — 1.0%
Berry Global Group, Inc.	7,359	425,424
Graphic Packaging Holding Co.	18,483	455,791
Greif, Inc., Class A, NVS	1,549	97,262
Greif, Inc., Class B	328	25,827
Myers Industries, Inc.	2,194	41,576
O-I Glass, Inc.(a)	9,269	208,274
Pactiv Evergreen, Inc.	2,367	18,699
Silgan Holdings, Inc.	5,035	248,024
Sonoco Products Co.	5,880	356,446
TriMas Corp.	2,545	64,668

		1,941,991

Distributors — 0.0%
Funko, Inc., Class A(a)(b)	2,004	19,759

Diversified Consumer Services — 1.0%
2U, Inc.(a)	4,672	25,883
Adtalem Global Education, Inc.(a)	2,738	111,081
Bright Horizons Family Solutions, Inc.(a)	3,477	264,669
Chegg, Inc.(a)	7,638	137,331
Coursera, Inc.(a)	5,165	64,253

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Consumer Services (continued)
European Wax Center, Inc., Class A(a)	1,795	$33,818
Frontdoor, Inc.(a)(b)	4,909	134,310
Graham Holdings Co., Class B	232	133,532
Grand Canyon Education, Inc.(a)	1,846	219,120
H&R Block, Inc.	9,181	311,328
Laureate Education, Inc., Class A	8,096	100,309
Mister Car Wash, Inc.(a)(b)	4,784	42,195
OneSpaWorld Holdings Ltd.(a)	3,534	42,408
Perdoceo Education Corp.(a)	4,024	52,231
Rover Group, Inc., Class A(a)	5,684	25,749
Strategic Education, Inc.	1,338	117,744
Stride, Inc.(a)	2,456	105,510
Udemy, Inc.(a)	3,842	34,924

		1,956,395

Diversified REITs — 0.4%
Alexander & Baldwin, Inc.	4,339	83,439
American Assets Trust, Inc.	3,105	56,511
Armada Hoffler Properties, Inc.	4,033	47,267
Broadstone Net Lease, Inc.	10,409	168,314
Empire State Realty Trust, Inc., Class A(b)	7,655	46,772
Essential Properties Realty Trust, Inc.	8,579	212,330
Gladstone Commercial Corp.	2,359	28,166
Global Net Lease, Inc.	6,226	70,105
One Liberty Properties, Inc.	948	20,875

		733,779

Diversified Telecommunication Services — 0.7%
Anterix, Inc.(a)	1,154	36,443
ATN International, Inc.	641	23,185
Charge Enterprises, Inc.(a)	5,680	6,021
Cogent Communications Holdings, Inc.	2,578	177,985
Consolidated Communications Holdings, Inc.(a)	4,496	17,400
EchoStar Corp., Class A(a)(b)	2,165	36,957
Frontier Communications Parent, Inc.(a)	13,412	302,306
Globalstar, Inc.(a)(b)	41,896	37,958
IDT Corp., Class B(a)	1,244	41,313
Iridium Communications, Inc.	7,557	479,643
Liberty Latin America Ltd., Class A(a)	2,318	20,561
Liberty Latin America Ltd., Class C, NVS(a)	8,906	79,085
Radius Global Infrastructure, Inc., Class A(a)	4,660	68,455

		1,327,312

Electric Utilities — 0.8%
ALLETE, Inc.	3,459	215,772
Hawaiian Electric Industries, Inc.	6,620	259,570
IDACORP, Inc.	3,046	338,472
MGE Energy, Inc.	2,176	166,703
Otter Tail Corp.	2,518	181,170
PNM Resources, Inc.	5,161	248,399
Portland General Electric Co.	5,395	273,095

		1,683,181

Electrical Equipment — 1.6%
Acuity Brands, Inc.	1,931	303,901
Allied Motion Technologies, Inc.	822	28,293
Amprius Technologies, Inc.(a)(b)	742	6,960
Atkore, Inc.(a)(b)	2,374	299,907
Babcock & Wilcox Enterprises, Inc.(a)(b)	4,315	26,839
Blink Charging Co.(a)(b)	2,962	21,119
Bloom Energy Corp., Class A(a)(b)	10,834	180,386
ChargePoint Holdings, Inc., Class A(a)(b)	16,009	138,798
Encore Wire Corp.	1,110	173,526
Energy Vault Holdings, Inc.(a)(b)	3,972	6,713
EnerSys	2,467	204,687

Security	Shares	Value

Electrical Equipment (continued)
ESS Tech, Inc.(a)(b)	3,259	$3,487
Fluence Energy, Inc., Class A(a)(b)	2,282	41,213
FREYR Battery SA(a)(b)	6,142	43,424
FuelCell Energy, Inc.(a)(b)	24,094	45,297
GrafTech International Ltd.(b)	11,460	53,977
NuScale Power Corp., Class A(a)(b)	1,246	11,052
nVent Electric PLC	10,060	421,816
Preformed Line Products Co.	173	21,501
Sensata Technologies Holding PLC	9,202	399,827
SES AI Corp., Class A(a)(b)	8,470	13,806
SunPower Corp.(a)(b)	5,142	67,977
Sunrun, Inc.(a)(b)	12,895	271,311
Thermon Group Holdings, Inc.(a)	2,039	42,370
Vertiv Holdings Co., Class A	18,201	271,559
Vicor Corp.(a)	1,366	58,697

		3,158,443

Electronic Equipment, Instruments & Components — 2.4%
908 Devices, Inc.(a)(b)	1,293	8,741
Advanced Energy Industries, Inc.	2,253	194,885
Aeva Technologies, Inc.(a)	6,471	6,419
Arlo Technologies, Inc.(a)(b)	5,358	34,506
Avnet, Inc.	5,494	226,682
Badger Meter, Inc.	1,764	233,430
Bel Fuse, Inc., Class B, NVS	610	24,784
Belden, Inc.	2,575	203,142
Benchmark Electronics, Inc.	2,138	45,646
Coherent Corp.(a)(b)	8,374	285,888
CTS Corp.	1,924	75,440
ePlus, Inc.(a)	1,619	70,491
Fabrinet(a)	2,202	209,080
FARO Technologies, Inc.(a)	1,165	27,203
Focus Universal, Inc.(a)(b)	1,629	3,470
Insight Enterprises, Inc.(a)(b)	1,842	222,790
IPG Photonics Corp.(a)	1,933	222,256
Itron, Inc.(a)	2,734	145,996
Kimball Electronics, Inc.(a)	1,493	30,054
Knowles Corp.(a)(b)	5,592	94,393
Lightwave Logic, Inc.(a)(b)	6,681	30,065
Littelfuse, Inc.	1,495	362,149
Methode Electronics, Inc.	2,203	90,301
MicroVision, Inc.(a)(b)	10,239	20,478
Mirion Technologies, Inc., Class A(a)(b)	7,416	60,070
Napco Security Technologies, Inc.(a)	1,792	55,552
National Instruments Corp.	7,878	458,736
nLight, Inc.(a)	2,704	23,714
Novanta, Inc.(a)	2,145	327,842
OSI Systems, Inc.(a)	948	107,086
PAR Technology Corp.(a)(b)	1,625	49,709
PC Connection, Inc.	747	30,082
Plexus Corp.(a)	1,669	145,987
Sanmina Corp.(a)	3,536	184,791
ScanSource, Inc.(a)	1,541	42,146
SmartRent, Inc., Class A(a)(b)	7,342	18,942
TTM Technologies, Inc.(a)	6,203	73,257
Vishay Intertechnology, Inc.	7,851	167,148
Vishay Precision Group, Inc.(a)	754	28,305
Vontier Corp.	9,511	258,033

		4,899,689

Energy Equipment & Services — 1.3%
Archrock, Inc.	8,147	83,833
Bristow Group, Inc.(a)	1,389	31,072
Cactus, Inc., Class A	3,859	156,212

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
ChampionX Corp.	11,972	$324,202
Core Laboratories NV	2,773	62,420
Diamond Offshore Drilling, Inc.(a)	6,057	69,595
DMC Global, Inc.(a)	1,102	20,872
Dril-Quip, Inc.(a)	2,072	56,524
Helix Energy Solutions Group, Inc.(a)	8,663	62,807
Helmerich & Payne, Inc.	6,329	209,870
Liberty Energy, Inc., Class A	9,027	115,636
Nabors Industries Ltd.(a)	548	54,657
NexTier Oilfield Solutions, Inc.(a)	9,603	77,592
Oceaneering International, Inc.(a)	6,040	107,089
Oil States International, Inc.(a)	3,969	27,942
Patterson-UTI Energy, Inc.	12,912	144,485
ProFrac Holding Corp., Class A(a)	1,945	21,784
ProPetro Holding Corp.(a)	5,729	39,759
RPC, Inc.	4,942	36,521
Select Energy Services, Inc., Class A	5,002	37,165
Solaris Oilfield Infrastructure, Inc., Class A	1,942	14,915
TETRA Technologies, Inc.(a)	6,819	19,434
Tidewater, Inc.(a)(b)	3,056	137,612
Transocean Ltd.(a)(b)	40,044	236,260
U.S. Silica Holdings, Inc.(a)	4,620	60,291
Valaris Ltd.(a)	3,644	218,640
Weatherford International PLC(a)	3,896	251,798

		2,678,987

Entertainment — 0.8%
AMC Entertainment Holdings, Inc., Class A(a)(b)	31,142	171,281
Cinemark Holdings, Inc.(a)	6,547	110,513
Endeavor Group Holdings, Inc., Class A(a)	10,444	269,246
IMAX Corp.(a)	2,794	58,534
Liberty Media Corp. - Liberty Braves, Class A(a)(b)	632	24,755
Liberty Media Corp. - Liberty Braves, Class C, NVS(a)(b)	2,266	86,153
Lions Gate Entertainment Corp., Class A(a)(b)	3,726	42,849
Lions Gate Entertainment Corp., Class B, NVS(a)	7,668	81,818
Madison Square Garden Sports Corp., Class A(b)	1,073	215,137
Playstudios, Inc., Class A(a)	5,367	23,508
Playtika Holding Corp.(a)(b)	5,506	55,060
Sphere Entertainment Co., Class A(a)(b)	1,584	44,574
Vivid Seats, Inc., Class A(a)(b)	1,368	9,822
Warner Music Group Corp., Class A	7,078	215,667
World Wrestling Entertainment, Inc., Class A	2,610	279,714

		1,688,631

Financial Services — 2.0%
Affirm Holdings, Inc., Class A(a)(b)	12,987	128,052
Alerus Financial Corp.	1,174	16,894
A-Mark Precious Metals, Inc.	1,128	40,382
AvidXchange Holdings, Inc.(a)	8,090	60,109
Cannae Holdings, Inc.(a)	4,444	81,059
Cass Information Systems, Inc.	737	26,959
Compass Diversified Holdings	3,758	71,628
Enact Holdings, Inc.	1,864	44,997
Essent Group Ltd.	6,541	277,796
Euronet Worldwide, Inc.(a)(b)	2,847	315,277
EVERTEC, Inc.	3,981	138,101
Federal Agricultural Mortgage Corp., Class C, NVS	567	75,575
Flywire Corp.(a)	3,807	111,050
I3 Verticals, Inc., Class A(a)	1,407	32,713
International Money Express, Inc.(a)(b)	2,027	52,256
Jackson Financial, Inc., Class A	3,595	129,456
Marqeta, Inc., Class A(a)	26,569	107,604
Merchants Bancorp	1,570	36,424

Security	Shares	Value

Financial Services (continued)
MGIC Investment Corp.	17,789	$264,522
MoneyGram International, Inc.(a)(b)	5,704	57,953
Mr. Cooper Group, Inc.(a)	4,203	194,599
NMI Holdings, Inc., Class A(a)	5,131	120,065
PennyMac Financial Services, Inc., Class A	1,829	114,294
Radian Group, Inc.	9,482	230,128
Remitly Global, Inc.(a)(b)	5,901	99,137
Repay Holdings Corp., Class A(a)	4,788	30,021
Rocket Cos., Inc., Class A(a)	7,307	65,105
Shift4 Payments, Inc., Class A(a)(b)	3,194	216,457
TFS Financial Corp.	3,039	36,590
Voya Financial, Inc.	5,859	448,096
Walker & Dunlop, Inc.	1,860	125,197
Waterstone Financial, Inc.	1,463	20,263
Western Union Co.	17,516	191,450

		3,960,209

Food Products — 1.5%
B&G Foods, Inc.	4,292	68,844
Benson Hill, Inc.(a)(b)	7,567	8,021
Beyond Meat, Inc.(a)(b)	3,692	49,990
BRC, Inc., Class A(a)(b)	2,127	11,082
Calavo Growers, Inc.	1,066	34,069
Cal-Maine Foods, Inc.	2,276	108,110
Flowers Foods, Inc.	11,553	317,823
Fresh Del Monte Produce, Inc.	1,835	52,683
Freshpet, Inc.(a)(b)	2,904	200,289
Hain Celestial Group, Inc.(a)(b)	5,460	97,898
Hostess Brands, Inc., Class A(a)	8,039	207,085
Ingredion, Inc.	3,954	419,796
J & J Snack Foods Corp.	907	138,952
John B. Sanfilippo & Son, Inc.	540	56,133
Lancaster Colony Corp.	1,200	250,944
Mission Produce, Inc.(a)(b)	2,367	26,960
Pilgrim’s Pride Corp.(a)	2,702	61,633
Post Holdings, Inc.(a)(b)	3,228	292,102
Seaboard Corp.	16	63,057
Seneca Foods Corp., Class A(a)	312	14,851
Simply Good Foods Co.(a)	5,084	184,905
Sovos Brands, Inc.(a)(b)	2,260	38,759
Tattooed Chef, Inc., Class A(a)(b)	2,814	4,333
Tootsie Roll Industries, Inc.	1,090	44,559
TreeHouse Foods, Inc.(a)	3,045	162,146
Utz Brands, Inc., Class A	3,993	75,508
Vital Farms, Inc.(a)	1,688	21,741
Westrock Coffee Co.(a)	664	8,121

		3,020,394

Gas Utilities — 0.8%
Chesapeake Utilities Corp.	1,060	130,910
National Fuel Gas Co.	5,535	309,407
New Jersey Resources Corp.	5,833	301,216
Northwest Natural Holding Co.	2,151	101,011
ONE Gas, Inc.	3,256	250,549
Southwest Gas Holdings, Inc.	3,929	220,024
Spire, Inc.	3,176	215,110

		1,528,227

Ground Transportation — 1.0%
ArcBest Corp.	1,461	137,919
Heartland Express, Inc.	2,786	40,341
Landstar System, Inc.(b)	2,163	380,753
Lyft, Inc., Class A(a)	19,355	198,389
Marten Transport Ltd.	3,469	70,039

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ground Transportation (continued)
PAM Transportation Services, Inc.(a)	412	$9,249
Ryder System, Inc.	3,040	240,647
Saia, Inc.(a)	1,594	474,645
Schneider National, Inc., Class B	2,218	58,045
TuSimple Holdings, Inc., Class A(a)	9,130	11,047
Universal Logistics Holdings, Inc.	392	10,035
Werner Enterprises, Inc.	3,548	160,263
XPO, Inc.(a)	6,944	306,786

		2,098,158

Health Care Equipment & Supplies — 4.0%
Alphatec Holdings, Inc.(a)	4,263	61,558
AngioDynamics, Inc.(a)	2,334	19,419
Artivion, Inc.(a)	2,508	34,786
AtriCure, Inc.(a)	2,822	124,140
Atrion Corp.	81	49,839
Avanos Medical, Inc.(a)	2,783	82,210
Axonics, Inc.(a)	2,990	171,805
Bioventus, Inc., Class A(a)	1,826	1,844
Butterfly Network, Inc., Class A(a)(b)	8,564	18,498
Cerus Corp.(a)	10,994	25,396
CONMED Corp.	1,845	231,677
Cue Health, Inc.(a)(b)	5,548	4,366
Cutera, Inc.(a)	1,068	24,350
Embecta Corp.	3,440	95,460
Enovis Corp.(a)	2,885	168,051
Envista Holdings Corp.(a)	9,812	377,664
Establishment Labs Holdings, Inc.(a)	1,347	93,872
Figs, Inc., Class A(a)(b)	7,543	54,310
Glaukos Corp.(a)	2,902	137,874
Globus Medical, Inc., Class A(a)	4,681	272,153
Haemonetics Corp.(a)	3,052	255,483
Heska Corp.(a)	623	72,991
ICU Medical, Inc.(a)(b)	1,217	230,183
Inari Medical, Inc.(a)(b)	2,921	194,013
Inogen, Inc.(a)	1,358	18,075
Inspire Medical Systems, Inc.(a)(b)	1,747	467,550
Integer Holdings Corp.(a)	2,003	164,947
Integra LifeSciences Holdings Corp.(a)	4,373	241,914
iRhythm Technologies, Inc.(a)(b)	1,820	239,148
Lantheus Holdings, Inc.(a)	4,145	354,190
LeMaitre Vascular, Inc.	1,153	62,262
LivaNova PLC(a)	3,253	155,819
Masimo Corp.(a)	2,910	550,398
Merit Medical Systems, Inc.(a)	3,422	278,174
Mesa Laboratories, Inc.	300	49,953
Neogen Corp.(a)	13,022	224,239
Nevro Corp.(a)	2,160	63,223
NuVasive, Inc.(a)	3,139	135,103
Omnicell, Inc.(a)(b)	2,701	164,140
OrthoPediatrics Corp.(a)	985	49,683
Outset Medical, Inc.(a)(b)	2,935	52,801
Paragon 28, Inc.(a)	1,502	27,667
Penumbra, Inc.(a)	2,292	651,203
PROCEPT BioRobotics Corp.(a)	1,990	60,476
Pulmonx Corp.(a)	2,276	26,743
QuidelOrtho Corp.(a)	3,223	289,909
Senseonics Holdings, Inc.(a)(b)	27,672	16,468
SI-BONE, Inc.(a)	1,809	39,979
Silk Road Medical, Inc.(a)	2,301	101,290
STAAR Surgical Co.(a)	2,920	205,772
Surmodics, Inc.(a)	832	19,169
Tandem Diabetes Care, Inc.(a)	3,860	152,779

Security	Shares	Value

Health Care Equipment & Supplies (continued)
TransMedics Group, Inc.(a)(b)	1,937	$153,217
Treace Medical Concepts, Inc.(a)	2,092	51,233
UFP Technologies, Inc.(a)	423	58,306
Varex Imaging Corp.(a)	2,370	42,044
Vicarious Surgical, Inc., Class A(a)	2,182	4,909
ViewRay, Inc.(a)(b)	8,659	10,218

		7,984,943

Health Care Providers & Services — 2.5%
23andMe Holding Co., Class A(a)(b)	17,853	35,170
Accolade, Inc.(a)(b)	3,759	50,859
Addus HomeCare Corp.(a)	967	79,043
Agiliti, Inc.(a)(b)	1,963	32,821
Amedisys, Inc.(a)	1,953	156,826
AMN Healthcare Services, Inc.(a)	2,615	225,805
Apollo Medical Holdings, Inc.(a)(b)	2,363	83,863
Brookdale Senior Living, Inc.(a)(b)	11,118	47,696
Cano Health, Inc., Class A(a)(b)	11,976	13,892
CareMax, Inc., Class A(a)	4,559	11,489
Castle Biosciences, Inc.(a)	1,465	33,153
Clover Health Investments Corp., Class A(a)(b)	19,446	14,363
Community Health Systems, Inc.(a)	7,587	48,102
CorVel Corp.(a)(b)	548	110,712
Cross Country Healthcare, Inc.(a)	2,099	46,136
DocGo, Inc.(a)(b)	5,037	42,815
Encompass Health Corp.	6,031	386,889
Enhabit, Inc.(a)	3,072	37,632
Ensign Group, Inc.	3,361	326,319
Fulgent Genetics, Inc.(a)	1,164	34,419
GeneDx Holdings Corp., Class A(a)(b)	35,952	9,836
Guardant Health, Inc.(a)(b)	6,217	140,256
HealthEquity, Inc.(a)	5,085	271,793
Hims & Hers Health, Inc., Class A(a)	7,259	84,132
Innovage Holding Corp.(a)	1,198	7,320
Invitae Corp.(a)(b)	13,374	18,189
LifeStance Health Group, Inc.(a)(b)	5,556	45,281
ModivCare, Inc.(a)	767	48,781
National HealthCare Corp.	815	47,197
National Research Corp., Class A	849	36,957
NeoGenomics, Inc.(a)	7,609	111,244
Oak Street Health, Inc.(a)	7,038	274,271
OPKO Health, Inc.(a)	24,510	36,030
Option Care Health, Inc.(a)	10,104	324,844
Owens & Minor, Inc.(a)	4,600	71,484
Patterson Cos., Inc.	5,254	142,436
Pediatrix Medical Group, Inc.(a)	4,895	70,145
Premier, Inc., Class A	7,147	238,210
Privia Health Group, Inc.(a)(b)	3,042	84,050
Progyny, Inc.(a)	4,543	151,009
RadNet, Inc.(a)	2,965	82,012
Select Medical Holdings Corp.	6,279	191,509
Surgery Partners, Inc.(a)(b)	4,071	161,456
Tenet Healthcare Corp.(a)	6,505	476,947
U.S. Physical Therapy, Inc.	781	83,145

		5,026,538

Health Care REITs — 0.4%
CareTrust REIT, Inc.	6,066	118,226
Community Healthcare Trust, Inc.	1,406	50,321
Global Medical REIT, Inc.	3,741	34,716
LTC Properties, Inc.	2,482	83,023
National Health Investors, Inc.	2,641	131,443
Physicians Realty Trust	13,737	198,088

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care REITs (continued)
Sabra Health Care REIT, Inc.	13,896	$158,414
Universal Health Realty Income Trust	769	33,452

		807,683

Health Care Technology — 0.7%
American Well Corp., Class A(a)	14,295	31,306
Certara, Inc.(a)(b)	6,386	154,350
Computer Programs & Systems, Inc.(a)	869	22,490
Definitive Healthcare Corp., Class A(a)	2,313	24,749
Doximity, Inc., Class A(a)(b)	7,131	262,064
Evolent Health, Inc., Class A(a)	5,450	198,435
GoodRx Holdings, Inc., Class A(a)	4,548	21,239
Health Catalyst, Inc.(a)	3,292	41,479
HealthStream, Inc.	1,483	36,541
Multiplan Corp., Class A(a)	15,100	14,772
NextGen Healthcare, Inc.(a)	3,203	53,618
Phreesia, Inc.(a)	3,184	100,742
Schrodinger, Inc.(a)	3,198	94,405
Sharecare, Inc., Class A(a)(b)	18,808	28,964
Simulations Plus, Inc.	991	41,374
Teladoc Health, Inc.(a)(b)	9,770	259,198
Veradigm, Inc.(a)	6,542	81,710

		1,467,436

Hotel & Resort REITs — 0.7%
Apple Hospitality REIT, Inc.	12,795	190,518
Chatham Lodging Trust	2,951	30,218
DiamondRock Hospitality Co.	12,617	102,324
Park Hotels & Resorts, Inc.	13,522	162,940
Pebblebrook Hotel Trust(b)	7,927	112,801
RLJ Lodging Trust	9,807	99,051
Ryman Hospitality Properties, Inc.	3,315	297,223
Service Properties Trust	9,927	87,060
Summit Hotel Properties, Inc.	6,367	41,003
Sunstone Hotel Investors, Inc.	12,616	120,230
Xenia Hotels & Resorts, Inc.	6,659	84,303

		1,327,671

Hotels, Restaurants & Leisure — 3.2%
Accel Entertainment, Inc., Class A(a)	3,266	28,904
Bally’s Corp.(a)(b)	1,635	28,122
BJ’s Restaurants, Inc.(a)	1,395	45,393
Bloomin’ Brands, Inc.	5,305	131,405
Bowlero Corp.(a)(b)	2,041	29,860
Boyd Gaming Corp.	4,781	331,802
Brinker International, Inc.(a)(b)	2,638	105,309
Cheesecake Factory, Inc.	2,919	98,341
Chuy’s Holdings, Inc.(a)	1,075	37,496
Cracker Barrel Old Country Store, Inc.	1,344	142,679
Dave & Buster’s Entertainment, Inc.(a)	2,526	89,572
Denny’s Corp.(a)	3,427	38,417
Dine Brands Global, Inc.	939	60,969
DraftKings, Inc., Class A(a)	27,034	592,315
Dutch Bros, Inc., Class A(a)(b)	1,816	56,568
Everi Holdings, Inc.(a)	5,355	81,396
First Watch Restaurant Group, Inc.(a)	667	10,725
Golden Entertainment, Inc.(a)	1,314	55,398
Hilton Grand Vacations, Inc.(a)	4,773	204,284
Hyatt Hotels Corp., Class A(a)	2,910	332,613
Jack in the Box, Inc.	1,246	115,492
Krispy Kreme, Inc.	4,089	62,889
Kura Sushi U.S.A., Inc., Class A(a)	222	15,300
Life Time Group Holdings, Inc.(a)(b)	3,442	71,559
Light & Wonder, Inc., Class A(a)	5,655	340,940

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Lindblad Expeditions Holdings, Inc.(a)(b)	1,946	$22,009
Marriott Vacations Worldwide Corp.	2,311	310,968
Monarch Casino & Resort, Inc.	792	54,933
Papa John’s International, Inc.	1,943	145,317
Penn Entertainment, Inc.(a)	9,375	279,281
Planet Fitness, Inc., Class A(a)	5,017	417,113
Portillo’s, Inc., Class A(a)	2,590	55,996
RCI Hospitality Holdings, Inc.(b)	506	37,899
Red Rock Resorts, Inc., Class A	2,961	144,497
Ruth’s Hospitality Group, Inc.	1,880	30,381
Sabre Corp.(a)(b)	19,604	78,416
SeaWorld Entertainment, Inc.(a)(b)	2,377	127,550
Shake Shack, Inc., Class A(a)	2,261	123,926
Six Flags Entertainment Corp.(a)	4,482	108,778
Sonder Holdings, Inc., Class A(a)(b)	8,332	3,417
Sweetgreen, Inc., Class A(a)(b)	4,556	36,175
Target Hospitality Corp.(a)	1,439	18,146
Texas Roadhouse, Inc.	4,031	445,909
Travel + Leisure Co.	4,892	187,217
Vacasa, Inc., Class A(a)(b)	4,909	3,911
Wendy’s Co.	10,273	227,033
Wingstop, Inc.	1,808	361,799
Xponential Fitness, Inc., Class A(a)	1,359	44,956

		6,373,375

Household Durables — 2.4%
Cavco Industries, Inc.(a)	486	145,907
Century Communities, Inc.	1,715	115,488
Cricut, Inc., Class A(b)	2,415	22,049
Ethan Allen Interiors, Inc.	1,387	38,739
GoPro, Inc., Class A(a)	7,829	33,508
Green Brick Partners, Inc.(a)	1,635	60,936
Helen of Troy Ltd.(a)	1,442	144,690
Installed Building Products, Inc.	1,423	176,836
iRobot Corp.(a)	1,621	63,754
KB Home	4,940	216,471
La-Z-Boy, Inc.	2,588	74,353
Legacy Housing Corp.(a)	563	12,161
Leggett & Platt, Inc.	7,962	257,252
LGI Homes, Inc.(a)(b)	1,239	147,193
M/I Homes, Inc.(a)	1,664	112,553
MDC Holdings, Inc.	3,514	143,969
Meritage Homes Corp.	2,199	281,582
Mohawk Industries, Inc.(a)(b)	3,184	337,186
Newell Brands, Inc.	22,613	274,748
Skyline Champion Corp.(a)	3,213	238,308
Snap One Holdings Corp.(a)(b)	1,012	9,877
Sonos, Inc.(a)(b)	7,698	162,736
Taylor Morrison Home Corp., Class A(a)	6,514	280,688
Tempur Sealy International, Inc.	10,250	384,067
Toll Brothers, Inc.	6,183	395,156
TopBuild Corp.(a)	1,930	435,176
Traeger, Inc.(a)(b)	3,314	10,075
Tri Pointe Homes, Inc.(a)	6,067	174,002
Vizio Holding Corp., Class A(a)(b)	3,322	28,470

		4,777,930

Household Products — 0.3%
Central Garden & Pet Co.(a)	582	21,441
Central Garden & Pet Co., Class A, NVS(a)	2,515	88,855
Energizer Holdings, Inc.	4,014	134,188
Reynolds Consumer Products, Inc.	3,283	92,022

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
Spectrum Brands Holdings, Inc.	2,471	$164,322
WD-40 Co.	825	157,080

		657,908

Independent Power and Renewable Electricity Producers — 0.3%
Altus Power, Inc., Class A(a)(b)	2,103	9,548
Clearway Energy, Inc., Class A	2,133	61,814
Clearway Energy, Inc., Class C	4,943	150,119
Montauk Renewables, Inc.(a)	3,722	24,751
Ormat Technologies, Inc.(b)	3,170	272,018
Sunnova Energy International, Inc.(a)(b)	5,970	107,221

		625,471

Industrial REITs — 0.7%
First Industrial Realty Trust, Inc.	7,945	416,874
Indus Realty Trust, Inc.	312	20,770
Innovative Industrial Properties, Inc.	1,696	116,261
LXP Industrial Trust	16,649	156,501
Plymouth Industrial REIT, Inc.	2,322	46,997
STAG Industrial, Inc.	10,791	365,491
Terreno Realty Corp.	4,387	270,195

		1,393,089

Insurance — 2.6%
American Equity Investment Life Holding Co.	4,183	161,213
AMERISAFE, Inc.	1,273	70,842
Argo Group International Holdings Ltd.	2,186	64,290
Assured Guaranty Ltd.	3,633	195,710
Axis Capital Holdings Ltd.	4,666	263,816
Bright Health Group, Inc.(a)	14,673	2,358
Brighthouse Financial, Inc.(a)	4,151	183,474
BRP Group, Inc., Class A(a)(b)	3,764	94,815
CNO Financial Group, Inc.	6,942	155,778
Donegal Group, Inc., Class A	1,210	17,037
Employers Holdings, Inc.	1,020	40,382
Enstar Group Ltd.(a)	836	201,142
First American Financial Corp.	6,233	359,083
Goosehead Insurance, Inc., Class A(a)	1,269	72,968
Hagerty, Inc., Class A(a)(b)	1,899	19,009
Hanover Insurance Group, Inc.	2,172	259,684
Hippo Holdings, Inc.(a)(b)	900	16,416
Horace Mann Educators Corp.	1,984	62,060
James River Group Holdings Ltd.	2,320	45,170
Kemper Corp.	3,852	187,400
Lemonade, Inc.(a)(b)	2,837	30,753
MBIA, Inc.(a)(b)	3,070	30,884
Mercury General Corp.	1,672	50,846
National Western Life Group, Inc., Class A	150	38,247
Oscar Health, Inc., Class A(a)	6,922	46,585
Palomar Holdings, Inc.(a)(b)	1,536	77,199
Primerica, Inc.	2,222	405,537
ProAssurance Corp.	2,298	41,272
RenaissanceRe Holdings Ltd.	2,642	569,113
RLI Corp.	2,459	341,924
Ryan Specialty Holdings, Inc., Class A(a)(b)	5,027	205,403
Safety Insurance Group, Inc.	676	49,409
Selective Insurance Group, Inc.	3,656	352,183
SiriusPoint Ltd.(a)	5,293	45,996
Stewart Information Services Corp.	1,375	57,269
Tiptree, Inc.	1,235	17,006
Trupanion, Inc.(a)(b)	2,131	74,819
United Fire Group, Inc.	1,321	35,535
White Mountains Insurance Group Ltd.(b)	153	219,117

		5,161,744

Security	Shares	Value

Interactive Media & Services — 0.6%
Bumble, Inc., Class A(a)	5,601	$101,994
Cargurus, Inc., Class A(a)	5,676	93,314
Cars.com, Inc.(a)	3,781	73,994
Eventbrite, Inc., Class A(a)(b)	4,931	35,848
fuboTV, Inc.(a)(b)	11,920	13,589
IAC, Inc.(a)(b)	4,702	243,423
MediaAlpha, Inc., Class A(a)	1,337	9,894
Nextdoor Holdings, Inc., Class A(a)(b)	7,668	16,180
QuinStreet, Inc.(a)	3,025	33,608
Rumble, Inc., Class A(a)(b)	4,774	38,001
Shutterstock, Inc.	1,445	96,815
System1, Inc., Class A(a)	1,231	3,545
TripAdvisor, Inc.(a)	6,280	111,344
Vimeo, Inc.(a)	9,300	30,597
Yelp, Inc.(a)	4,221	126,292
Ziff Davis, Inc.(a)(b)	2,843	207,937
ZipRecruiter, Inc., Class A(a)	3,149	53,344

		1,289,719

IT Services — 0.4%
BigCommerce Holdings, Inc., Series 1(a)	3,623	26,774
Cerberus Cyber Sentinel Corp.(a)	6,525	1,384
Cyxtera Technologies, Inc., Class A(a)	3,297	1,072
DigitalOcean Holdings, Inc.(a)(b)	3,661	115,468
Edgio, Inc.(a)(b)	7,732	5,111
Fastly, Inc., Class A(a)(b)	6,736	99,558
Grid Dynamics Holdings, Inc., Class A(a)	3,065	33,317
Hackett Group, Inc.	1,468	27,246
Kyndryl Holdings, Inc.(a)	12,419	179,579
Perficient, Inc.(a)	2,093	135,878
Rackspace Technology, Inc.(a)(b)	3,374	4,926
Squarespace, Inc., Class A(a)	2,482	77,190
Thoughtworks Holding, Inc.(a)(b)	4,110	25,605
Tucows, Inc., Class A(a)	596	13,344
Unisys Corp.(a)(b)	4,048	12,994

		759,446

Leisure Products — 0.9%
Acushnet Holdings Corp.	1,942	97,352
Brunswick Corp.	4,360	369,684
Clarus Corp.	1,669	16,239
Johnson Outdoors, Inc., Class A	345	20,010
Latham Group, Inc.(a)(b)	2,511	6,052
Malibu Boats, Inc., Class A(a)	1,219	69,178
MasterCraft Boat Holdings, Inc.(a)(b)	1,060	31,026
Peloton Interactive, Inc., Class A(a)(b)	19,667	174,643
Polaris, Inc.	3,283	356,698
Smith & Wesson Brands, Inc.	2,748	33,031
Sturm Ruger & Co., Inc.	1,051	60,496
Topgolf Callaway Brands Corp.(a)(b)	8,353	185,186
Vista Outdoor, Inc.(a)(b)	3,406	82,085
YETI Holdings, Inc.(a)	5,199	205,101

		1,706,781

Life Sciences Tools & Services — 0.8%
10X Genomics, Inc., Class A(a)(b)	5,780	303,045
AbCellera Biologics, Inc.(a)(b)	12,556	85,130
Adaptive Biotechnologies Corp.(a)(b)	6,587	47,031
Azenta, Inc.(a)	4,158	180,831
BioLife Solutions, Inc.(a)	2,024	35,541
Bionano Genomics, Inc.(a)(b)	17,368	11,948
CryoPort, Inc.(a)(b)	2,910	61,226
Maravai LifeSciences Holdings, Inc., Class A(a)(b)	6,604	91,069
Medpace Holdings, Inc.(a)	1,518	303,813

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
NanoString Technologies, Inc.(a)	2,549	$24,980
OmniAb, Inc., 12.50 Earnout Shares(c)	359	—
OmniAb, Inc., 15.00 Earnout Shares(c)	359	—
Pacific Biosciences of California, Inc.(a)(b)	13,730	145,538
Quanterix Corp.(a)	2,157	27,265
Seer, Inc., Class A(a)	2,197	7,338
SomaLogic, Inc., Class A(a)(b)	8,997	25,192
Sotera Health Co.(a)(b)	5,985	100,369
Syneos Health, Inc., Class A(a)	6,185	242,823

		1,693,139

Machinery — 3.4%
3D Systems Corp.(a)	7,964	72,950
Alamo Group, Inc.	623	110,103
Albany International Corp., Class A	1,877	171,201
Allison Transmission Holdings, Inc.	5,567	271,614
Astec Industries, Inc.	1,366	56,388
Barnes Group, Inc.	3,062	128,696
CIRCOR International, Inc.(a)	1,252	34,856
Columbus McKinnon Corp.	1,712	59,423
Crane NXT Co.	2,876	136,207
Desktop Metal, Inc., Class A(a)(b)	13,832	30,430
Donaldson Co., Inc.	7,348	466,965
Douglas Dynamics, Inc.	1,382	40,506
Energy Recovery, Inc.(a)	3,405	76,715
Enerpac Tool Group Corp., Class A	3,464	82,305
EnPro Industries, Inc.	1,263	119,063
Esab Corp.	3,136	183,017
Evoqua Water Technologies Corp.(a)	7,374	364,644
Federal Signal Corp.	3,646	187,331
Flowserve Corp.	7,851	262,145
Franklin Electric Co., Inc.	2,339	209,270
Gates Industrial Corp. PLC(a)	6,125	82,504
Gorman-Rupp Co.	1,352	33,192
Greenbrier Cos., Inc.	1,953	51,657
Helios Technologies, Inc.	1,976	118,837
Hillenbrand, Inc.	4,187	191,011
Hillman Solutions Corp.(a)	8,751	73,508
Hyliion Holdings Corp., Class A(a)(b)	7,956	10,900
Hyster-Yale Materials Handling, Inc., Class A	641	33,755
Hyzon Motors, Inc., Class A(a)(b)	5,417	4,505
ITT, Inc.	4,994	421,693
John Bean Technologies Corp.	1,913	207,962
Kadant, Inc.	701	130,267
Kennametal, Inc.	4,874	126,529
Lindsay Corp.	661	79,809
Luxfer Holdings PLC	1,605	24,476
Markforged Holding Corp.(a)(b)	5,169	5,039
Microvast Holdings, Inc.(a)(b)	11,221	11,782
Mueller Industries, Inc.	3,439	247,092
Mueller Water Products, Inc., Class A	9,425	126,295
Nikola Corp.(a)(b)	22,142	19,607
Omega Flex, Inc.(b)	178	19,582
Oshkosh Corp.	3,936	301,183
Proterra, Inc.(a)(b)	11,548	13,511
Proto Labs, Inc.(a)	1,666	47,931
REV Group, Inc.	1,911	20,505
Shyft Group, Inc.	1,970	49,408
SPX Technologies, Inc.(a)	2,720	173,210
Standex International Corp.	725	89,037
Symbotic, Inc., Class A(a)	894	23,745
Tennant Co.	1,145	87,501
Terex Corp.	4,093	182,507

Security	Shares	Value

Machinery (continued)
Timken Co.	3,983	$306,094
Titan International, Inc.(a)	3,063	29,895
Trinity Industries, Inc.	4,961	118,816
Velo3D, Inc.(a)(b)	3,714	8,691
Wabash National Corp.	2,850	73,159
Watts Water Technologies, Inc., Class A	1,652	267,178

		6,876,202

Marine Transportation — 0.2%
Eagle Bulk Shipping, Inc.	571	25,535
Genco Shipping & Trading Ltd.	2,284	35,197
Kirby Corp.(a)	3,618	259,917
Matson, Inc.	2,276	154,836

		475,485

Media — 1.1%
Advantage Solutions, Inc., Class A(a)	5,629	7,205
Altice U.S.A., Inc., Class A(a)(b)	12,880	45,080
AMC Networks, Inc., Class A(a)	1,665	29,454
Boston Omaha Corp., Class A(a)	1,146	23,447
Cable One, Inc.	292	221,456
Clear Channel Outdoor Holdings, Inc.(a)(b)	28,122	35,715
DISH Network Corp., Class A(a)	15,213	114,250
EW Scripps Co., Class A, NVS(a)	3,454	29,117
Gray Television, Inc.	5,093	39,267
iHeartMedia, Inc., Class A(a)(b)	6,220	21,583
Innovid Corp.(a)	4,401	4,133
Integral Ad Science Holding Corp.(a)(b)	2,206	34,700
John Wiley & Sons, Inc., Class A	2,564	98,893
Magnite, Inc.(a)	7,129	67,013
New York Times Co., Class A	9,909	393,883
Nexstar Media Group, Inc., Class A	2,271	393,905
PubMatic, Inc., Class A(a)	2,668	36,445
Scholastic Corp., NVS	1,796	69,092
Sinclair Broadcast Group, Inc., Class A	2,690	53,504
Stagwell, Inc., Class A(a)	6,118	38,054
TechTarget, Inc.(a)	1,600	54,544
TEGNA, Inc.	13,502	230,884
Thryv Holdings, Inc.(a)	1,828	41,057
WideOpenWest, Inc.(a)	3,142	35,913

		2,118,594

Metals & Mining — 1.5%
5E Advanced Materials, Inc.(a)	1,787	7,541
Alpha Metallurgical Resources, Inc.	876	128,387
Arconic Corp.(a)	6,115	151,346
ATI, Inc.(a)(b)	7,778	300,386
Carpenter Technology Corp.	2,920	154,001
Century Aluminum Co.(a)	3,120	26,801
Coeur Mining, Inc.(a)(b)	17,142	58,283
Commercial Metals Co.	7,050	329,164
Compass Minerals International, Inc.	2,035	66,606
Haynes International, Inc.	763	35,869
Hecla Mining Co.	33,995	205,670
Ivanhoe Electric, Inc.(a)(b)	859	10,231
Kaiser Aluminum Corp.	971	63,814
Materion Corp.	1,234	133,654
MP Materials Corp., Class A(a)(b)	5,556	120,398
Piedmont Lithium, Inc.(a)	976	56,120
Ramaco Resources, Inc.	1,439	11,699
Royal Gold, Inc.	3,956	523,933
Ryerson Holding Corp.	1,234	46,608
Schnitzer Steel Industries, Inc., Class A	1,571	45,386
SunCoke Energy, Inc.	5,163	40,168

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
TimkenSteel Corp.(a)	2,386	$39,942
United States Steel Corp.	13,640	312,083
Warrior Met Coal, Inc.	3,135	108,377
Worthington Industries, Inc.	1,828	108,565

		3,085,032

Mortgage Real Estate Investment Trusts (REITs) — 1.2%
AGNC Investment Corp.	34,774	344,610
Apollo Commercial Real Estate Finance, Inc.	7,971	80,667
Arbor Realty Trust, Inc.	10,360	118,829
Ares Commercial Real Estate Corp.	3,479	29,954
ARMOUR Residential REIT, Inc.	10,213	52,086
Blackstone Mortgage Trust, Inc., Class A	10,475	191,064
BrightSpire Capital, Inc., Class A	7,738	44,107
Broadmark Realty Capital, Inc.	8,025	39,403
Chimera Investment Corp.	14,215	80,741
Claros Mortgage Trust, Inc.	7,379	88,253
Dynex Capital, Inc.	3,351	39,743
Ellington Financial, Inc.	3,834	48,960
Franklin BSP Realty Trust, Inc.	4,964	62,695
Granite Point Mortgage Trust, Inc.	3,520	15,735
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	5,351	151,861
Invesco Mortgage Capital, Inc.	2,251	23,883
KKR Real Estate Finance Trust, Inc.	3,497	37,558
Ladder Capital Corp., Class A	6,753	63,141
MFA Financial, Inc.	5,626	60,142
New York Mortgage Trust, Inc.	5,568	57,239
PennyMac Mortgage Investment Trust	5,493	68,278
Ready Capital Corp.	6,047	64,884
Redwood Trust, Inc.	7,012	44,035
Rithm Capital Corp.	28,746	234,567
Starwood Property Trust, Inc.	18,377	328,765
TPG RE Finance Trust, Inc.	3,711	26,460
Two Harbors Investment Corp.	5,898	82,159

		2,479,819

Multi-Utilities — 0.3%
Avista Corp.	4,204	185,270
Black Hills Corp.	3,922	256,067
NorthWestern Corp.	3,482	204,115
Unitil Corp.	979	54,423

		699,875

Office REITs — 0.8%
Brandywine Realty Trust	10,122	39,780
City Office REIT, Inc.	2,409	14,020
Corporate Office Properties Trust	6,769	154,942
Cousins Properties, Inc.	9,177	200,150
Douglas Emmett, Inc.	10,699	137,803
Easterly Government Properties, Inc.	5,478	77,076
Equity Commonwealth	6,660	137,995
Highwoods Properties, Inc.	6,398	146,642
Hudson Pacific Properties, Inc.	7,660	42,590
JBG SMITH Properties	5,989	85,463
Kilroy Realty Corp.	6,326	184,972
Office Properties Income Trust	2,948	19,221
Orion Office REIT, Inc.	3,389	20,808
Paramount Group, Inc.	9,841	42,612
Piedmont Office Realty Trust, Inc., Class A	7,472	48,643
SL Green Realty Corp.	3,878	91,792
Vornado Realty Trust	9,671	145,162

		1,589,671

Security	Shares	Value

Oil, Gas & Consumable Fuels — 2.6%
Amplify Energy Corp.(a)	2,270	$15,686
Antero Midstream Corp.	20,443	219,967
Arch Resources, Inc., Class A	1,093	133,619
Berry Corp.	3,910	29,872
California Resources Corp.	4,427	179,293
Callon Petroleum Co.(a)	3,084	102,204
Centrus Energy Corp., Class A(a)	620	18,166
Chord Energy Corp.	2,517	358,245
Civitas Resources, Inc.	3,141	216,886
Clean Energy Fuels Corp.(a)(b)	10,508	44,869
CNX Resources Corp.(a)	10,241	159,043
Comstock Resources, Inc.	5,504	63,296
CONSOL Energy, Inc.	1,980	117,493
Crescent Energy Co., Class A	2,244	26,075
CVR Energy, Inc.	1,963	51,705
Delek U.S. Holdings, Inc.	4,452	96,831
Denbury, Inc.(a)	3,005	280,607
Dorian LPG Ltd.	1,926	42,796
DT Midstream, Inc.	5,851	288,279
Earthstone Energy, Inc., Class A(a)(b)	2,250	30,510
Enviva, Inc.	1,846	39,689
Equitrans Midstream Corp.	26,278	135,332
Excelerate Energy, Inc., Class A	1,053	22,640
Gevo, Inc.(a)(b)	16,965	19,679
Gran Tierra Energy, Inc.(a)	22,326	17,892
Green Plains, Inc.(a)(b)	1,656	56,586
Gulfport Energy Corp.(a)	696	62,960
HighPeak Energy, Inc.(b)	849	16,776
International Seaways, Inc.	2,442	97,240
Kinetik Holdings, Inc., Class A	1,306	40,225
Kosmos Energy Ltd.(a)	27,583	176,531
Magnolia Oil & Gas Corp., Class A	10,126	213,861
NextDecade Corp.(a)(b)	3,707	23,095
Northern Oil & Gas, Inc.	4,461	147,971
Par Pacific Holdings, Inc.(a)	3,533	82,778
PBF Energy, Inc., Class A	6,923	241,336
PDC Energy, Inc.	5,551	361,093
Peabody Energy Corp.(a)(b)	7,012	168,428
Permian Resources Corp., Class A	14,198	148,369
Ranger Oil Corp., Class A	1,185	48,822
REX American Resources Corp.(a)	1,125	31,826
Riley Exploration Permian, Inc.	272	11,427
SandRidge Energy, Inc.(a)	1,829	25,917
SilverBow Resources, Inc.(a)(b)	801	19,104
SM Energy Co.	7,443	208,999
Talos Energy, Inc.(a)	3,986	54,329
Tellurian, Inc.(a)(b)	31,979	45,410
Uranium Energy Corp.(a)(b)	22,226	58,010
VAALCO Energy, Inc.	6,282	26,887
Vertex Energy, Inc.(a)(b)	3,650	28,835
Vital Energy, Inc.(a)	1,009	46,949
W&T Offshore, Inc.(a)(b)	5,726	25,023
World Fuel Services Corp.	3,777	89,288

		5,268,749

Paper & Forest Products — 0.2%
Clearwater Paper Corp.(a)	988	35,667
Louisiana-Pacific Corp.	4,308	257,360
Mercer International, Inc.	2,429	23,634
Sylvamo Corp.	1,927	88,295

		404,956

Passenger Airlines — 0.5%
Alaska Air Group, Inc.(a)	7,668	333,251

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Passenger Airlines (continued)
Allegiant Travel Co.(a)	951	$98,819
Frontier Group Holdings, Inc.(a)(b)	2,215	21,020
Hawaiian Holdings, Inc.(a)(b)	3,058	25,473
JetBlue Airways Corp.(a)	19,638	140,215
Joby Aviation, Inc., Class A(a)(b)	17,507	75,805
SkyWest, Inc.(a)	3,033	85,834
Spirit Airlines, Inc.	6,601	112,877
Sun Country Airlines Holdings, Inc.(a)	1,924	37,961
Wheels Up Experience, Inc., Class A(a)(b)	10,104	4,673

		935,928

Personal Care Products — 0.8%
Beauty Health Co., Class A(a)	5,601	64,187
BellRing Brands, Inc.(a)	8,066	290,295
Coty, Inc., Class A(a)	22,106	262,398
Edgewell Personal Care Co.	3,096	135,202
elf Beauty, Inc.(a)	3,062	284,031
Herbalife Ltd.(a)(b)	5,860	87,080
Inter Parfums, Inc.	1,080	163,933
Medifast, Inc.	659	60,397
Nu Skin Enterprises, Inc., Class A	3,006	118,617
Olaplex Holdings, Inc.(a)	4,917	18,193
USANA Health Sciences, Inc.(a)	672	44,601
Veru, Inc.(a)(b)	3,113	3,954

		1,532,888

Pharmaceuticals — 1.5%
Aclaris Therapeutics, Inc.(a)	3,073	27,319
Amphastar Pharmaceuticals, Inc.(a)	2,293	82,021
Amylyx Pharmaceuticals, Inc.(a)	2,391	67,904
ANI Pharmaceuticals, Inc.(a)	723	27,272
Arvinas, Inc.(a)	2,918	76,481
Atea Pharmaceuticals, Inc.(a)(b)	4,484	14,663
Axsome Therapeutics, Inc.(a)(b)	2,064	147,638
Cara Therapeutics, Inc.(a)(b)	2,670	11,214
Cassava Sciences, Inc.(a)(b)	2,372	55,078
Collegium Pharmaceutical, Inc.(a)	2,013	46,842
Corcept Therapeutics, Inc.(a)	5,407	121,820
DICE Therapeutics, Inc.(a)	2,030	65,975
Edgewise Therapeutics, Inc.(a)(b)	2,396	21,013
Elanco Animal Health, Inc.(a)	26,974	255,444
Esperion Therapeutics, Inc.(a)(b)	4,232	5,586
Evolus, Inc.(a)	2,272	19,857
Harmony Biosciences Holdings, Inc.(a)	1,768	57,000
Innoviva, Inc.(a)	3,739	43,858
Intra-Cellular Therapies, Inc.(a)	5,304	329,644
Ligand Pharmaceuticals, Inc.(a)	959	73,220
Nektar Therapeutics(a)	11,469	8,628
NGM Biopharmaceuticals, Inc.(a)(b)	2,191	9,881
Pacira BioSciences, Inc.(a)	2,789	126,370
Perrigo Co. PLC	8,104	301,388
Phathom Pharmaceuticals, Inc.(a)	1,427	15,269
Prestige Consumer Healthcare, Inc.(a)(b)	2,996	184,344
Reata Pharmaceuticals, Inc., Class A(a)(b)	1,696	167,666
Revance Therapeutics, Inc.(a)	4,946	157,431
Scilex Holding Co. (Acquired 01/09/23, cost $19,912)(a)(d)	3,943	27,548
SIGA Technologies, Inc.	2,371	13,823
Supernus Pharmaceuticals, Inc.(a)	3,289	121,232
Tarsus Pharmaceuticals, Inc.(a)	1,091	16,278
Theravance Biopharma, Inc.(a)(b)	3,433	37,179
Third Harmonic Bio, Inc.(a)(b)	664	3,008
Tilray Brands, Inc.(a)(b)	36,851	86,600

Security	Shares	Value

Pharmaceuticals (continued)
Ventyx Biosciences, Inc.(a)	1,647	$61,927
WaVe Life Sciences Ltd.(a)	3,723	14,855

		2,903,276

Professional Services — 2.7%
Alight, Inc., Class A(a)	19,104	176,712
ASGN, Inc.(a)	2,997	214,555
Barrett Business Services, Inc.	421	35,200
CACI International, Inc., Class A(a)(b)	1,415	443,348
CBIZ, Inc.(a)	3,023	159,282
Conduent, Inc.(a)	10,097	35,440
CRA International, Inc.	427	44,895
CSG Systems International, Inc.	1,804	95,035
Dun & Bradstreet Holdings, Inc.	13,120	146,550
ExlService Holdings, Inc.(a)	1,990	354,976
Exponent, Inc.	3,063	281,949
First Advantage Corp.(a)(b)	3,543	45,563
FiscalNote Holdings, Inc., Class A(a)	4,255	7,702
Forrester Research, Inc.(a)	666	20,606
Franklin Covey Co.(a)	723	26,549
FTI Consulting, Inc.(a)	2,075	374,537
Heidrick & Struggles International, Inc.	1,224	30,735
HireRight Holdings Corp.(a)(b)	1,138	12,063
Huron Consulting Group, Inc.(a)(b)	1,194	101,239
ICF International, Inc.	1,023	116,622
Insperity, Inc.	2,147	262,922
KBR, Inc.	8,261	468,646
Kelly Services, Inc., Class A, NVS	2,076	34,067
Kforce, Inc.	1,186	70,140
Korn Ferry	3,193	153,328
Legalzoom.com, Inc.(a)(b)	5,766	54,085
ManpowerGroup, Inc.	3,043	230,385
Maximus, Inc.	3,675	307,414
NV5 Global, Inc.(a)	747	70,763
Paycor HCM, Inc.(a)(b)	2,898	68,103
Planet Labs PBC, Class A(a)(b)	11,838	48,299
Resources Connection, Inc.	1,936	28,246
Science Applications International Corp.	3,288	335,475
Sterling Check Corp.(a)(b)	1,354	15,219
TaskUS, Inc., Class A(a)(b)	1,570	21,132
TriNet Group, Inc.(a)(b)	2,228	206,714
TrueBlue, Inc.(a)	1,924	29,149
TTEC Holdings, Inc.	1,118	38,090
Upwork, Inc.(a)	7,210	69,000
Verra Mobility Corp., Class A(a)(b)	8,382	142,075

		5,376,810

Real Estate Management & Development — 0.5%
Anywhere Real Estate, Inc.(a)	6,575	41,883
Compass, Inc., Class A(a)	15,649	36,619
Cushman & Wakefield PLC(a)	9,751	96,047
DigitalBridge Group, Inc., Class A	8,725	108,452
eXp World Holdings, Inc.	4,495	52,547
Forestar Group, Inc.(a)(b)	1,130	21,854
FRP Holdings, Inc.(a)	380	22,040
Howard Hughes Corp.(a)(b)	2,069	160,079
Kennedy-Wilson Holdings, Inc.	7,092	119,004
Marcus & Millichap, Inc.	1,533	48,243
Newmark Group, Inc., Class A	7,480	47,423
Opendoor Technologies, Inc.(a)(b)	30,182	41,651
Redfin Corp.(a)(b)	6,581	49,028
RMR Group, Inc., Class A	930	22,087
Seritage Growth Properties, Class A(a)	2,142	16,044

32	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
St. Joe Co.	2,065	$84,871
WeWork, Inc., Class A(a)(b)	13,914	5,865

		973,737

Residential REITs — 0.5%
Apartment Income REIT Corp.	8,942	330,675
Apartment Investment & Management Co., Class A	9,087	71,151
BRT Apartments Corp.	747	12,946
Centerspace	923	52,039
Elme Communities	5,314	91,560
Independence Realty Trust, Inc.	13,458	224,076
NexPoint Residential Trust, Inc.	1,356	58,213
UMH Properties, Inc.	3,375	51,300
Veris Residential, Inc.(a)	4,844	79,199

		971,159

Retail REITs — 1.2%
Acadia Realty Trust	5,700	77,007
Agree Realty Corp.	5,325	362,047
Alexander’s, Inc.	127	23,631
CBL & Associates Properties, Inc.	1,463	33,839
Getty Realty Corp.	2,462	82,058
InvenTrust Properties Corp.	4,100	92,455
Kite Realty Group Trust	13,247	274,478
Macerich Co.(b)	12,810	127,972
Necessity Retail REIT, Inc., Class A	7,994	44,047
NETSTREIT Corp.	3,268	59,543
Phillips Edison & Co., Inc.	7,089	223,587
Retail Opportunity Investments Corp.	7,510	97,855
RPT Realty	5,115	47,570
Saul Centers, Inc.	796	28,680
SITE Centers Corp.	11,147	137,554
Spirit Realty Capital, Inc.	8,421	323,872
Tanger Factory Outlet Centers, Inc.	6,271	122,974
Urban Edge Properties	7,400	108,558
Urstadt Biddle Properties, Inc., Class A	1,853	31,909
Whitestone REIT	2,794	25,006

		2,324,642

Semiconductors & Semiconductor Equipment — 2.6%
Allegro MicroSystems, Inc.(a)	3,942	141,005
Alpha & Omega Semiconductor Ltd.(a)(b)	1,368	32,668
Ambarella, Inc.(a)	2,216	137,348
Amkor Technology, Inc.	6,076	135,920
Axcelis Technologies, Inc.(a)	1,981	234,352
CEVA, Inc.(a)	1,383	34,755
Cirrus Logic, Inc.(a)	3,341	286,624
Cohu, Inc.(a)	2,863	96,884
Credo Technology Group Holding Ltd.(a)(b)	5,480	44,443
Diodes, Inc.(a)	2,735	217,979
FormFactor, Inc.(a)	4,672	127,592
Ichor Holdings Ltd.(a)(b)	1,710	47,624
Impinj, Inc.(a)	1,287	113,784
indie Semiconductor, Inc., Class A(a)	4,145	31,378
Kulicke & Soffa Industries, Inc.	3,407	162,378
Lattice Semiconductor Corp.(a)	8,263	658,561
MACOM Technology Solutions Holdings, Inc.(a)	3,128	182,488
Magnachip Semiconductor Corp.(a)	2,571	22,830
MaxLinear, Inc.(a)	4,367	105,376
MKS Instruments, Inc.	3,436	288,177
Navitas Semiconductor Corp.(a)(b)	4,686	24,976
Onto Innovation, Inc.(a)	2,979	241,239
PDF Solutions, Inc.(a)	1,771	63,845
Photronics, Inc.(a)	3,687	53,314

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Power Integrations, Inc.	3,423	$249,126
Rambus, Inc.(a)	6,480	287,323
Semtech Corp.(a)	3,809	74,237
Silicon Laboratories, Inc.(a)(b)	1,917	267,038
SiTime Corp.(a)	978	106,084
SMART Global Holdings, Inc.(a)	3,022	46,599
Synaptics, Inc.(a)(b)	2,376	210,419
Ultra Clean Holdings, Inc.(a)	2,774	79,170
Universal Display Corp.	2,624	350,199
Veeco Instruments, Inc.(a)	3,092	56,955

		5,212,690

Software — 5.9%
8x8, Inc.(a)(b)	6,976	20,021
A10 Networks, Inc.	3,837	54,255
ACI Worldwide, Inc.(a)	6,802	172,295
Adeia, Inc.	6,409	48,965
Agilysys, Inc.(a)	1,204	93,960
Alarm.com Holdings, Inc.(a)	3,037	144,835
Alkami Technology, Inc.(a)	2,153	25,814
Altair Engineering, Inc., Class A(a)(b)	3,148	217,369
Alteryx, Inc., Class A(a)	3,704	152,346
American Software, Inc., Class A	1,950	23,283
Amplitude, Inc., Class A(a)(b)	3,231	36,672
Appfolio, Inc., Class A(a)(b)	1,146	160,005
Appian Corp., Class A(a)(b)	2,477	93,011
AppLovin Corp., Class A(a)(b)	7,426	126,242
Asana, Inc., Class A(a)	4,600	74,428
AvePoint, Inc., Class A(a)(b)	5,367	23,293
Blackbaud, Inc.(a)	2,694	186,842
Blackline, Inc.(a)	3,289	183,230
Blend Labs, Inc., Class A(a)(b)	10,822	6,408
Box, Inc., Class A(a)	8,620	228,085
Braze, Inc., Class A(a)	2,128	62,563
C3.ai, Inc., Class A(a)(b)	5,156	91,880
CCC Intelligent Solutions Holdings, Inc.(a)(b)	6,395	55,509
Cerence, Inc.(a)	2,447	62,521
Clear Secure, Inc., Class A(b)	4,685	113,330
Clearwater Analytics Holdings, Inc., Class A(a)(b)	3,939	60,700
CommVault Systems, Inc.(a)	2,693	156,921
Confluent, Inc., Class A(a)(b)	9,295	204,490
Consensus Cloud Solutions, Inc.(a)	1,062	39,644
Couchbase, Inc.(a)	1,448	22,241
CS Disco, Inc.(a)	1,022	6,009
Cvent Holding Corp.(a)(b)	3,922	32,984
Digital Turbine, Inc.(a)	5,372	63,014
Dolby Laboratories, Inc., Class A	3,616	302,623
Domo, Inc., Class B(a)	1,830	29,060
DoubleVerify Holdings, Inc.(a)	5,303	156,014
Dropbox, Inc., Class A(a)	16,263	330,789
E2open Parent Holdings, Inc., Class A(a)(b)	10,279	64,655
Ebix, Inc.	1,390	22,601
Elastic NV(a)	4,661	266,842
Enfusion, Inc., Class A(a)	782	6,553
EngageSmart, Inc.(a)	1,767	30,339
Envestnet, Inc.(a)	2,878	182,408
Everbridge, Inc.(a)	2,437	64,044
EverCommerce, Inc.(a)(b)	1,730	20,881
Expensify, Inc., Class A(a)	2,637	20,015
Five9, Inc.(a)	4,242	275,051
Freshworks, Inc., Class A(a)(b)	9,735	130,060
Gitlab, Inc., Class A(a)	3,787	114,973
Guidewire Software, Inc.(a)(b)	4,946	376,836

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
HashiCorp, Inc., Class A(a)(b)	4,930	$132,173
Informatica, Inc., Class A(a)	2,381	36,810
Instructure Holdings, Inc.(a)(b)	1,063	28,201
Intapp, Inc.(a)	941	37,941
InterDigital, Inc.	1,638	110,958
Jamf Holding Corp.(a)	2,670	50,516
JFrog Ltd.(a)	3,637	67,539
LivePerson, Inc.(a)	4,173	19,321
LiveRamp Holdings, Inc.(a)	3,909	94,168
Marathon Digital Holdings, Inc.(a)(b)	6,653	66,996
Matterport, Inc., Class A(a)(b)	13,366	31,143
MeridianLink, Inc.(a)(b)	1,177	17,584
MicroStrategy, Inc., Class A(a)(b)	577	189,475
Mitek Systems, Inc.(a)(b)	2,612	23,560
Model N, Inc.(a)(b)	2,058	63,386
Momentive Global, Inc.(a)	7,630	71,646
N-able, Inc.(a)	3,988	50,847
nCino, Inc.(a)(b)	4,666	115,390
NCR Corp.(a)	8,294	184,873
New Relic, Inc.(a)	3,527	252,075
Nutanix, Inc., Class A(a)	13,900	333,322
Olo, Inc., Class A(a)(b)	6,369	43,628
ON24, Inc.(a)	2,538	22,081
OneSpan, Inc.(a)	2,115	31,175
PagerDuty, Inc.(a)(b)	4,967	149,308
Pegasystems, Inc.	2,474	112,864
PowerSchool Holdings, Inc., Class A(a)	2,392	49,945
Progress Software Corp.	2,604	142,908
PROS Holdings, Inc.(a)	2,450	69,507
Q2 Holdings, Inc.(a)	3,470	85,431
Qualtrics International, Inc., Class A(a)(b)	6,814	122,175
Qualys, Inc.(a)(b)	2,090	236,045
Rapid7, Inc.(a)	3,557	172,906
Rimini Street, Inc.(a)	2,937	10,984
RingCentral, Inc., Class A(a)	4,717	130,001
Riot Platforms, Inc.(a)(b)	10,131	121,167
Samsara, Inc., Class A(a)	6,813	122,975
SEMrush Holdings, Inc., Class A(a)(b)	2,105	20,334
SentinelOne, Inc., Class A(a)(b)	13,176	211,738
Smartsheet, Inc., Class A(a)	7,901	322,914
SolarWinds Corp.(a)	2,967	25,576
SoundHound AI, Inc., Class A(a)(b)	6,966	18,530
SoundThinking, Inc.(a)(b)	518	15,411
Sprinklr, Inc., Class A(a)	3,712	44,396
Sprout Social, Inc., Class A(a)	2,848	140,293
SPS Commerce, Inc.(a)	2,172	319,936
Sumo Logic, Inc.(a)	6,728	80,736
Telos Corp.(a)(b)	3,298	5,607
Tenable Holdings, Inc.(a)	6,798	251,458
Teradata Corp.(a)	6,122	236,983
UiPath, Inc., Class A(a)	21,247	299,158
Varonis Systems, Inc.(a)	6,482	150,123
Verint Systems, Inc.(a)	3,964	144,646
Vertex, Inc., Class A(a)	2,158	44,563
Workiva, Inc., Class A(a)(b)	2,765	258,306
Xperi, Inc.(a)	2,474	23,478
Yext, Inc.(a)	6,344	55,700
ZeroFox Holdings, Inc.(a)	1,847	1,778
Zeta Global Holdings Corp., Class A(a)	7,564	73,446
Zuora, Inc., Class A(a)	7,611	59,290

		11,842,333

Security	Shares	Value

Specialized REITs — 0.7%
EPR Properties	4,538	$190,414
Farmland Partners, Inc.	3,012	31,445
Four Corners Property Trust, Inc.	5,074	129,438
Gladstone Land Corp.	1,981	31,914
National Storage Affiliates Trust	5,084	195,988
Outfront Media, Inc.	8,803	146,658
PotlatchDeltic Corp.	4,876	225,418
Rayonier, Inc.	8,907	279,324
Safehold, Inc.	2,420	67,082
Uniti Group, Inc.	14,452	49,426

		1,347,107

Specialty Retail — 2.8%
Abercrombie & Fitch Co., Class A(a)	2,985	70,267
Academy Sports & Outdoors, Inc.(b)	4,709	299,116
American Eagle Outfitters, Inc.	10,452	139,952
America’s Car-Mart, Inc.(a)(b)	354	28,458
Arhaus, Inc., Class A(a)(b)	1,245	9,985
Arko Corp., Class A	4,357	36,424
Asbury Automotive Group, Inc.(a)	1,334	258,076
AutoNation, Inc.(a)	2,057	270,907
Boot Barn Holdings, Inc.(a)	1,814	131,461
Buckle, Inc.	1,818	60,958
Caleres, Inc.	2,195	50,046
Camping World Holdings, Inc., Class A	2,443	54,699
Carvana Co., Class A(a)(b)	6,001	41,647
Chewy, Inc., Class A(a)(b)	5,603	173,749
Chico’s FAS, Inc.(a)	7,574	38,173
Children’s Place, Inc.(a)(b)	750	22,230
Designer Brands, Inc., Class A	3,017	24,709
Destination XL Group, Inc.(a)	3,428	15,049
Dick’s Sporting Goods, Inc.	3,601	522,181
EVgo, Inc., Class A(a)(b)	4,243	25,416
Foot Locker, Inc.	4,772	200,376
Franchise Group, Inc.	1,655	48,409
Gap, Inc.	12,677	121,699
Genesco, Inc.(a)	720	24,955
Group 1 Automotive, Inc.	879	197,318
Guess?, Inc.	1,822	34,345
Haverty Furniture Cos., Inc.	781	23,539
Hibbett, Inc.	767	41,671
Leslie’s, Inc.(a)	9,048	98,171
Lithia Motors, Inc., Class A	1,646	363,585
MarineMax, Inc.(a)(b)	1,342	39,079
Monro, Inc.	1,880	91,894
National Vision Holdings, Inc.(a)	4,742	99,772
ODP Corp.(a)	2,416	104,395
OneWater Marine, Inc., Class A(a)	641	16,922
Overstock.com, Inc.(a)	2,720	55,379
Petco Health & Wellness Co., Inc.(a)(b)	4,714	46,951
PetMed Express, Inc.	1,383	21,257
Revolve Group, Inc., Class A(a)(b)	2,439	50,365
RH(a)	1,130	288,297
Sally Beauty Holdings, Inc.(a)	6,494	92,410
Shoe Carnival, Inc.	1,022	23,761
Signet Jewelers Ltd.	2,727	200,653
Sleep Number Corp.(a)(b)	1,332	30,037
Sonic Automotive, Inc., Class A	999	44,475
Sportsman’s Warehouse Holdings, Inc.(a)	2,365	14,710
Torrid Holdings, Inc.(a)	1,281	4,381
TravelCenters of America, Inc.(a)	756	65,114
Upbound Group, Inc.	3,047	81,233
Urban Outfitters, Inc.(a)	3,643	98,580

34	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Valvoline, Inc.	10,376	$358,491
Victoria’s Secret & Co.(a)(b)	4,872	151,081
Warby Parker, Inc., Class A(a)(b)	3,701	38,971
Wayfair, Inc., Class A(a)(b)	4,646	161,820
Winmark Corp.	166	55,431
Zumiez, Inc.(a)(b)	971	16,978

		5,680,008

Technology Hardware, Storage & Peripherals — 0.3%
Avid Technology, Inc.(a)	2,033	59,994
Corsair Gaming, Inc.(a)	2,506	43,654
Eastman Kodak Co.(a)	4,484	14,752
IonQ, Inc.(a)(b)	9,276	51,111
Super Micro Computer, Inc.(a)	2,809	296,153
Xerox Holdings Corp.	6,876	107,747

		573,411

Textiles, Apparel & Luxury Goods — 1.5%
Capri Holdings Ltd.(a)	7,558	313,657
Carter’s, Inc.	2,312	161,308
Columbia Sportswear Co.	2,142	178,943
Crocs, Inc.(a)	3,717	459,681
G-III Apparel Group Ltd.(a)(b)	2,585	40,585
Hanesbrands, Inc.	20,913	109,584
Kontoor Brands, Inc.	2,982	134,697
Levi Strauss & Co., Class A	5,826	84,244
Movado Group, Inc.	965	24,723
Oxford Industries, Inc.	898	92,665
PVH Corp.	3,812	327,108
Ralph Lauren Corp., Class A	2,477	284,335
Skechers U.S.A., Inc., Class A(a)	8,076	429,562
Steven Madden Ltd.	4,418	154,807
Under Armour, Inc., Class A(a)	11,346	100,639
Under Armour, Inc., Class C, NVS(a)	11,735	94,349
Wolverine World Wide, Inc.	4,703	78,728

		3,069,615

Tobacco — 0.1%
Turning Point Brands, Inc.	918	21,839
Universal Corp.	1,481	81,292
Vector Group Ltd.	8,028	102,277

		205,408

Trading Companies & Distributors — 2.0%
Air Lease Corp., Class A	6,202	249,444
Alta Equipment Group, Inc., Class A	1,496	21,153
Applied Industrial Technologies, Inc.	2,320	314,731
Beacon Roofing Supply, Inc.(a)(b)	3,053	183,730
BlueLinx Holdings, Inc.(a)	547	38,323
Boise Cascade Co.	2,385	162,919
Core & Main, Inc., Class A(a)(b)	4,447	115,889
Custom Truck One Source, Inc.(a)	3,629	22,790
Distribution Solutions Group, Inc.(a)	251	11,717
DXP Enterprises, Inc.(a)	939	23,663
GATX Corp.	2,120	241,489
Global Industrial Co.	996	26,543
GMS, Inc.(a)	2,506	145,498
H&E Equipment Services, Inc.	2,056	75,044
Herc Holdings, Inc.	1,510	151,030
Hudson Technologies, Inc.(a)	2,253	17,416

Security	Shares	Value

Trading Companies & Distributors (continued)
McGrath RentCorp	1,470	$130,654
MRC Global, Inc.(a)	4,958	48,291
MSC Industrial Direct Co., Inc., Class A	2,856	259,125
NOW, Inc.(a)	6,690	71,382
Rush Enterprises, Inc., Class A	2,546	135,218
Rush Enterprises, Inc., Class B	439	25,717
SiteOne Landscape Supply, Inc.(a)(b)	2,724	402,444
Titan Machinery, Inc.(a)(b)	1,219	38,216
Transcat, Inc.(a)	419	31,966
Triton International Ltd.	3,551	293,561
Univar Solutions, Inc.(a)	9,821	348,645
Veritiv Corp.	808	92,815
WESCO International, Inc.	2,695	388,080

		4,067,493

Water Utilities — 0.3%
American States Water Co.	2,236	198,445
Artesian Resources Corp., Class A, NVS	486	26,623
California Water Service Group	3,304	185,288
Middlesex Water Co.	1,050	76,629
SJW Group	1,623	123,218
York Water Co.	862	36,239

		646,442

Wireless Telecommunication Services — 0.1%
Gogo, Inc.(a)	3,903	52,339
Shenandoah Telecommunications Co.	3,002	62,472
Telephone & Data Systems, Inc.	6,045	60,450
United States Cellular Corp.(a)	849	18,033

		193,294

Total Long-Term Investments — 99.7% (Cost: $225,844,869)		199,734,068

Short-Term Securities

Money Market Funds — 12.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(e)(f)(g)	24,576,755	24,584,128
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(e)(f)	345,266	345,266

Total Short-Term Securities — 12.5% (Cost: $24,918,931)		24,929,394

Total Investments — 112.2% (Cost: $250,763,800)		224,663,462

Liabilities in Excess of Other Assets — (12.2)%		(24,404,157)

Net Assets — 100.0%		$200,259,305

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $27,548, representing 0.0% of its net assets as of period end, and an original cost of $19,912.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Small-Cap ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$22,100,871	$2,475,975	(a)	$—	$(2,948)	$10,230	$24,584,128	24,576,755	$423,271	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	250,000	95,266	(a)	—	—	—	345,266	345,266	11,379		—

					$(2,948)	$10,230	$24,929,394		$434,650		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russel 2000 E-Mini Index	2	06/16/23	$178	$(2,847)
S&P Mid 400 E-Mini Index	1	06/16/23	250	1,639

				$(1,208)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,639	$—	$—	$—	$1,639

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$2,847	$—	$—	$—	$2,847

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(43,488)	$—	$—	$—	$(43,488)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$10,811	$—	$—	$—	$10,811

36	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Small-Cap ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$413,051

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$199,706,520	$27,548	$—	$199,734,068
Short-Term Securities
Money Market Funds	24,929,394	—	—	24,929,394

	$224,635,914	$27,548	$—	$224,663,462

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,639	$—	$—	$1,639
Liabilities
Equity Contracts	(2,847)	—	—	(2,847)

	$(1,208)	$—	$—	$(1,208)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments April 30, 2023	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.7%
Axon Enterprise, Inc.(a)	1,347	$283,826
Boeing Co.(a)	11,271	2,330,617
General Dynamics Corp.	4,519	986,678
HEICO Corp.	793	133,732
HEICO Corp., Class A	1,383	185,640
Howmet Aerospace, Inc.	7,301	323,361
Huntington Ingalls Industries, Inc.	809	163,143
L3Harris Technologies, Inc.	3,813	744,107
Lockheed Martin Corp.	4,555	2,115,570
Northrop Grumman Corp.	2,884	1,330,303
Raytheon Technologies Corp.	29,362	2,933,264
Textron, Inc.	4,190	280,479
TransDigm Group, Inc.	1,035	791,775

		12,602,495

Air Freight & Logistics — 0.6%
CH Robinson Worldwide, Inc.	2,367	238,759
Expeditors International of Washington, Inc.	3,168	360,645
FedEx Corp.	4,637	1,056,216
United Parcel Service, Inc., Class B	14,628	2,630,261

		4,285,881

Automobile Components — 0.1%
Aptiv PLC(a)	5,457	561,307
BorgWarner, Inc.	4,627	222,698
Lear Corp.	1,179	150,511

		934,516

Automobiles — 1.5%
Ford Motor Co.	78,472	932,247
General Motors Co.	28,049	926,739
Lucid Group, Inc.(a)(b)	12,870	102,188
Rivian Automotive, Inc., Class A(a)(b)	10,866	139,302
Tesla, Inc.(a)	53,905	8,857,131

		10,957,607

Banks — 3.1%
Bank of America Corp.	139,890	4,095,979
BOK Financial Corp.	579	48,561
Citigroup, Inc.	38,793	1,825,986
Citizens Financial Group, Inc.	9,883	305,780
Comerica, Inc.	2,636	114,323
Commerce Bancshares, Inc.	2,322	129,684
Cullen/Frost Bankers, Inc.	1,276	140,679
East West Bancorp, Inc.	2,774	143,388
Fifth Third Bancorp	13,784	361,141
First Citizens BancShares, Inc., Class A	239	240,716
First Horizon Corp.	10,778	189,154
First Republic Bank(b)	3,639	12,773
Huntington Bancshares, Inc.	28,829	322,885
JPMorgan Chase & Co.	58,791	8,127,268
KeyCorp	18,612	209,571
M&T Bank Corp.	3,405	428,349
PNC Financial Services Group, Inc.	8,064	1,050,336
Regions Financial Corp.	18,758	342,521
Truist Financial Corp.	26,570	865,650
U.S. Bancorp	27,828	953,944
Webster Financial Corp.	3,532	131,744
Wells Fargo & Co.	76,373	3,035,827
Western Alliance Bancorp	2,122	78,769
Zions Bancorp N.A.	2,953	82,270

		23,237,298

Security	Shares	Value

Beverages — 1.7%
Brown-Forman Corp., Class A	1,124	$74,049
Brown-Forman Corp., Class B, NVS	3,663	238,425
Coca-Cola Co.	78,008	5,004,213
Constellation Brands, Inc., Class A	3,246	744,860
Keurig Dr Pepper, Inc.	17,128	560,086
Molson Coors Beverage Co., Class B	3,767	224,061
Monster Beverage Corp.(a)	15,196	850,976
PepsiCo, Inc.	27,604	5,269,327

		12,965,997

Biotechnology — 2.4%
AbbVie, Inc.	35,446	5,356,599
Alnylam Pharmaceuticals, Inc.(a)	2,459	489,833
Amgen, Inc.	10,702	2,565,697
Biogen, Inc.(a)	2,899	881,963
BioMarin Pharmaceutical, Inc.(a)	3,701	355,444
Gilead Sciences, Inc.	24,994	2,054,757
Horizon Therapeutics PLC(a)	4,555	506,334
Incyte Corp.(a)	3,719	276,731
Karuna Therapeutics, Inc.(a)	598	118,667
Moderna, Inc.(a)	6,598	876,808
Neurocrine Biosciences, Inc.(a)	1,938	195,816
Regeneron Pharmaceuticals, Inc.(a)	2,153	1,726,254
Sarepta Therapeutics, Inc.(a)	1,751	214,970
Seagen, Inc.(a)	2,763	552,600
United Therapeutics Corp.(a)	925	212,870
Vertex Pharmaceuticals, Inc.(a)	5,146	1,753,397

		18,138,740

Broadline Retail — 2.8%
Amazon.com, Inc.(a)	178,686	18,842,439
Coupang, Inc., Class A(a)	20,389	341,719
eBay, Inc.	10,888	505,530
Etsy, Inc.(a)	2,491	251,666
MercadoLibre, Inc.(a)(b)	927	1,184,233

		21,125,587

Building Products — 0.6%
A O Smith Corp.	2,594	177,144
Advanced Drainage Systems, Inc.(b)	1,277	109,464
Allegion PLC	1,738	192,014
Builders FirstSource, Inc.(a)	2,961	280,614
Carlisle Cos., Inc.	1,045	225,563
Carrier Global Corp.	16,640	695,885
Fortune Brands Innovations, Inc.	2,549	164,895
Johnson Controls International PLC	13,728	821,484
Lennox International, Inc.	655	184,651
Masco Corp.	4,496	240,581
Owens Corning	1,880	200,803
Trane Technologies PLC	4,588	852,496

		4,145,594

Capital Markets — 3.0%
Ameriprise Financial, Inc.	2,118	646,244
Ares Management Corp., Class A	3,083	270,040
Bank of New York Mellon Corp.	14,762	628,714
BlackRock, Inc.(c)	3,002	2,014,942
Blackstone, Inc., Class A, NVS	14,284	1,275,990
Carlyle Group, Inc.	4,323	131,117
Charles Schwab Corp.	30,555	1,596,193
CME Group, Inc., Class A	7,218	1,340,888
Coinbase Global, Inc., Class A(a)(b)	3,159	169,923
FactSet Research Systems, Inc.	771	317,413
Franklin Resources, Inc.	5,728	153,969
Goldman Sachs Group, Inc.	6,787	2,330,927

38	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Interactive Brokers Group, Inc., Class A	2,053	$159,826
Intercontinental Exchange, Inc.	11,209	1,220,996
Invesco Ltd.	9,058	155,164
Jefferies Financial Group, Inc.	3,700	118,511
KKR & Co., Inc., Class A	11,619	616,620
LPL Financial Holdings, Inc.	1,599	333,935
MarketAxess Holdings, Inc.	757	241,006
Moody’s Corp.	3,162	990,085
Morgan Stanley	26,186	2,355,954
Morningstar, Inc.	498	88,798
MSCI, Inc., Class A	1,597	770,473
Nasdaq, Inc.	6,751	373,803
Northern Trust Corp.	4,154	324,677
Raymond James Financial, Inc.	3,892	352,343
Robinhood Markets, Inc., Class A(a)(b)	10,150	89,828
S&P Global, Inc.	6,599	2,392,665
SEI Investments Co.	1,985	116,936
State Street Corp.	7,019	507,193
T Rowe Price Group, Inc.	4,511	506,721

		22,591,894

Chemicals — 1.7%
Air Products & Chemicals, Inc.	4,451	1,310,196
Albemarle Corp.	2,345	434,904
Celanese Corp., Class A	1,980	210,355
CF Industries Holdings, Inc.	3,973	284,387
Corteva, Inc.	14,254	871,204
Dow, Inc.	14,127	768,509
DuPont de Nemours, Inc.	9,214	642,400
Eastman Chemical Co.	2,363	199,130
Ecolab, Inc.	4,984	836,515
FMC Corp.	2,524	311,916
International Flavors & Fragrances, Inc.	5,133	497,696
Linde PLC	9,871	3,646,841
LyondellBasell Industries NV, Class A	5,075	480,146
Mosaic Co.	6,883	294,937
Olin Corp.	2,475	137,115
PPG Industries, Inc.	4,709	660,484
RPM International, Inc.	2,583	211,883
Sherwin-Williams Co.	4,722	1,121,664
Westlake Corp.	670	76,233

		12,996,515

Commercial Services & Supplies — 0.5%
Cintas Corp.	1,726	786,659
Copart, Inc.(a)	8,636	682,676
Republic Services, Inc.	4,126	596,702
Rollins, Inc.	4,606	194,604
Tetra Tech, Inc.	1,058	146,395
Waste Management, Inc.	7,457	1,238,235

		3,645,271

Communications Equipment — 0.8%
Arista Networks, Inc.(a)	4,969	795,835
Ciena Corp.(a)	2,920	134,437
Cisco Systems, Inc.	82,339	3,890,518
F5, Inc.(a)	1,229	165,128
Juniper Networks, Inc.	6,472	195,131
Motorola Solutions, Inc.	3,355	977,647

		6,158,696

Construction & Engineering — 0.1%
AECOM	2,819	234,118

Security	Shares	Value

Construction & Engineering (continued)
Quanta Services, Inc.	2,842	$482,117
WillScot Mobile Mini Holdings Corp.(a)	4,240	192,496

		908,731

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	1,235	448,552
Vulcan Materials Co.	2,687	470,547

		919,099

Consumer Finance — 0.5%
Ally Financial, Inc.	6,154	162,343
American Express Co.	11,932	1,925,109
Capital One Financial Corp.	7,651	744,442
Discover Financial Services	5,351	553,668
Synchrony Financial	8,789	259,363

		3,644,925

Consumer Staples Distribution & Retail — 1.9%
Albertsons Cos., Inc., Class A	3,182	66,504
BJ’s Wholesale Club Holdings, Inc.(a)	2,673	204,137
Casey’s General Stores, Inc.	743	170,013
Costco Wholesale Corp.	8,894	4,475,639
Dollar General Corp.	4,496	995,684
Dollar Tree, Inc.(a)	4,155	638,665
Kroger Co.	13,131	638,560
Performance Food Group Co.(a)	3,192	200,106
Sysco Corp.	10,209	783,439
Target Corp.	9,213	1,453,351
U.S. Foods Holding Corp.(a)	4,065	156,096
Walgreens Boots Alliance, Inc.	14,279	503,335
Walmart, Inc.	28,107	4,243,314

		14,528,843

Containers & Packaging — 0.3%
Amcor PLC	30,227	331,590
AptarGroup, Inc.	1,297	153,708
Avery Dennison Corp.	1,638	285,798
Ball Corp.	6,359	338,172
Crown Holdings, Inc.	2,405	206,301
International Paper Co.	7,137	236,306
Packaging Corp. of America	1,831	247,661
Sealed Air Corp.	2,824	135,524
Westrock Co.	5,109	152,912

		2,087,972

Distributors — 0.1%
Genuine Parts Co.	2,818	474,298
LKQ Corp.	5,143	296,905
Pool Corp.	783	275,084

		1,046,287

Diversified Consumer Services — 0.0%
ADT, Inc.	4,289	28,736
Service Corp. International	3,141	220,467

		249,203

Diversified REITs — 0.0%
WP Carey, Inc.	4,236	314,311

Diversified Telecommunication Services — 0.8%
AT&T Inc.	142,867	2,524,460
Lumen Technologies, Inc.	18,688	44,290
Verizon Communications, Inc.	84,179	3,268,671

		5,837,421

Electric Utilities — 1.8%
Alliant Energy Corp.	5,097	281,049

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities (continued)
American Electric Power Co., Inc.	10,290	$951,002
Avangrid, Inc.	1,377	55,438
Constellation Energy Corp.	6,597	510,608
Duke Energy Corp.	15,413	1,524,037
Edison International	7,681	565,322
Entergy Corp.	4,095	440,540
Evergy, Inc.	4,652	288,936
Eversource Energy	7,018	544,667
Exelon Corp.	19,987	848,248
FirstEnergy Corp.	10,820	430,636
NextEra Energy, Inc.	39,828	3,052,020
NRG Energy, Inc.	4,694	160,394
OGE Energy Corp.	3,964	148,809
PG&E Corp.(a)	32,077	548,837
Pinnacle West Capital Corp.	2,225	174,573
PPL Corp.	14,685	421,753
Southern Co.	21,787	1,602,434
Xcel Energy, Inc.	10,956	765,934

		13,315,237

Electrical Equipment — 0.6%
AMETEK, Inc.	4,596	633,926
Eaton Corp. PLC	7,965	1,331,111
Emerson Electric Co.	11,405	949,580
Generac Holdings, Inc.(a)(b)	1,260	128,797
Hubbell, Inc.	1,085	292,212
Plug Power, Inc.(a)(b)	10,624	95,935
Regal Rexnord Corp.	1,327	172,722
Rockwell Automation, Inc.	2,304	652,977

		4,257,260

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	11,958	902,470
Arrow Electronics, Inc.(a)	1,173	134,226
CDW Corp.	2,702	458,232
Cognex Corp.	3,422	163,195
Corning, Inc.	15,263	507,037
Flex Ltd.(a)	9,039	185,932
Jabil, Inc.	2,644	206,629
Keysight Technologies, Inc.(a)	3,564	515,497
TD SYNNEX Corp.	820	73,013
TE Connectivity Ltd.	6,377	780,354
Teledyne Technologies, Inc.(a)	931	385,806
Trimble, Inc.(a)	4,885	230,084
Zebra Technologies Corp., Class A(a)	1,035	298,111

		4,840,586

Energy Equipment & Services — 0.4%
Baker Hughes Co., Class A	20,160	589,479
Halliburton Co.	18,047	591,039
NOV, Inc.	7,843	131,370
Schlumberger NV	28,414	1,402,231

		2,714,119

Entertainment — 1.3%
Activision Blizzard, Inc.	14,291	1,110,554
Electronic Arts, Inc.	5,202	662,111
Liberty Media Corp. - Liberty Formula One, Class A(a)	511	33,103
Liberty Media Corp. - Liberty Formula One, Class C, NVS(a)	4,137	298,650
Live Nation Entertainment, Inc.(a)	2,828	191,682
Netflix, Inc.(a)	8,926	2,944,955
ROBLOX Corp., Class A(a)	7,239	257,708
Roku, Inc., Class A(a)(b)	2,497	140,356

Security	Shares	Value

Entertainment (continued)
Take-Two Interactive Software, Inc.(a)	3,159	$392,632
Walt Disney Co.(a)	36,615	3,753,037

		9,784,788

Financial Services — 4.4%
Apollo Global Management, Inc.	8,750	554,662
Berkshire Hathaway, Inc., Class B(a)	36,112	11,864,598
Block, Inc., Class A(a)	10,740	652,885
Equitable Holdings, Inc.	7,008	182,138
Fidelity National Information Services, Inc.	11,893	698,357
Fiserv, Inc.(a)	12,707	1,551,779
FleetCor Technologies, Inc.(a)	1,491	318,955
Global Payments, Inc.	5,291	596,349
Jack Henry & Associates, Inc.	1,441	235,373
Mastercard, Inc., Class A	16,910	6,426,307
PayPal Holdings, Inc.(a)	22,660	1,722,160
Toast, Inc., Class A(a)(b)	6,170	112,294
Visa, Inc., Class A	32,569	7,579,783
WEX, Inc.(a)	872	154,649

		32,650,289

Food Products — 1.1%
Archer-Daniels-Midland Co.	11,003	859,114
Bunge Ltd.	3,010	281,736
Campbell Soup Co.	4,052	220,024
Conagra Brands, Inc.	9,629	365,517
Darling Ingredients, Inc.(a)	3,176	189,194
General Mills, Inc.	11,818	1,047,429
Hershey Co.	2,930	800,066
Hormel Foods Corp.	5,767	233,218
J M Smucker Co.	2,124	327,967
Kellogg Co.	5,181	361,478
Kraft Heinz Co.	15,861	622,861
Lamb Weston Holdings, Inc.	2,886	322,684
McCormick & Co., Inc., NVS	5,068	445,224
Mondelez International, Inc., Class A	27,344	2,097,832
Tyson Foods, Inc., Class A	5,778	361,067

		8,535,411

Gas Utilities — 0.1%
Atmos Energy Corp.	2,879	328,609
UGI Corp.	4,151	140,636

		469,245

Ground Transportation — 0.9%
Avis Budget Group, Inc.(a)	500	88,335
CSX Corp.	42,138	1,291,108
Hertz Global Holdings, Inc.(a)	3,145	52,459
JB Hunt Transport Services, Inc.	1,670	292,734
Knight-Swift Transportation Holdings, Inc.	3,260	183,603
Norfolk Southern Corp.	4,582	930,283
Old Dominion Freight Line, Inc.	1,812	580,547
Uber Technologies, Inc.(a)	39,932	1,239,889
U-Haul Holding Co.	197	12,029
Union Pacific Corp.	12,264	2,400,065

		7,071,052

Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	34,947	3,860,595
Align Technology, Inc.(a)	1,461	475,263
Baxter International, Inc.	10,107	481,902
Becton Dickinson & Co.	5,709	1,508,946
Boston Scientific Corp.(a)	28,744	1,498,137
Cooper Cos., Inc.	982	374,584
DENTSPLY SIRONA, Inc.	4,244	177,951

40	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Dexcom, Inc.(a)	7,767	$942,448
Edwards Lifesciences Corp.(a)	12,409	1,091,744
GE HealthCare Technologies, Inc.(a)	7,302	593,945
Hologic, Inc.(a)	4,959	426,524
IDEXX Laboratories, Inc.(a)	1,666	819,938
Insulet Corp.(a)	1,389	441,757
Intuitive Surgical, Inc.(a)	7,017	2,113,661
Medtronic PLC	26,661	2,424,818
Novocure Ltd.(a)(b)	1,801	118,686
ResMed, Inc.	2,930	706,013
Shockwave Medical, Inc.(a)	720	208,915
STERIS PLC	1,993	375,780
Stryker Corp.	6,754	2,023,836
Teleflex, Inc.	943	256,986
Zimmer Biomet Holdings, Inc.	4,207	582,417

		21,504,846

Health Care Providers & Services — 3.0%
Acadia Healthcare Co., Inc.(a)	1,816	131,279
agilon health, Inc.(a)(b)	3,930	95,381
AmerisourceBergen Corp.	3,236	539,927
Cardinal Health, Inc.	5,181	425,360
Centene Corp.(a)	11,077	763,538
Chemed Corp.	294	162,068
Cigna Group	5,980	1,514,674
CVS Health Corp.	25,730	1,886,266
DaVita, Inc.(a)	1,113	100,571
Elevance Health, Inc.	4,793	2,246,239
HCA Healthcare, Inc.	4,250	1,221,153
Henry Schein, Inc.(a)	2,751	222,308
Humana, Inc.	2,498	1,325,164
Laboratory Corp. of America Holdings	1,791	406,038
McKesson Corp.	2,733	995,468
Molina Healthcare, Inc.(a)	1,172	349,127
Quest Diagnostics, Inc.	2,231	309,685
R1 RCM, Inc.(a)	2,748	42,841
UnitedHealth Group, Inc.	18,727	9,215,369
Universal Health Services, Inc., Class B	1,272	191,245

		22,143,701

Health Care REITs — 0.2%
Healthpeak Properties, Inc.	11,108	244,043
Medical Properties Trust, Inc.	12,016	105,380
Omega Healthcare Investors, Inc.	4,675	125,103
Ventas, Inc.	8,007	384,736
Welltower, Inc.	9,431	747,124

		1,606,386

Health Care Technology — 0.1%
Veeva Systems, Inc., Class A(a)	2,804	502,140

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.	14,444	233,559

Hotels, Restaurants & Leisure — 2.3%
Airbnb, Inc., Class A(a)	7,962	952,813
Aramark	5,285	183,389
Booking Holdings, Inc.(a)	777	2,087,263
Caesars Entertainment, Inc.(a)	4,360	197,464
Carnival Corp.(a)(b)	20,097	185,093
Chipotle Mexican Grill, Inc.(a)	552	1,141,326
Choice Hotels International, Inc.	581	74,089
Churchill Downs, Inc.	667	195,118
Darden Restaurants, Inc.	2,434	369,798
Domino’s Pizza, Inc.	716	227,309

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
DoorDash, Inc., Class A(a)	5,326	$325,898
Expedia Group, Inc.(a)	2,944	276,618
Hilton Worldwide Holdings, Inc.	5,360	771,947
Las Vegas Sands Corp.(a)	6,547	418,026
Marriott International, Inc., Class A	5,368	909,017
McDonald’s Corp.	14,680	4,341,610
MGM Resorts International	6,328	284,254
Norwegian Cruise Line Holdings Ltd.(a)(b)	8,202	109,497
Royal Caribbean Cruises Ltd.(a)	4,373	286,125
Starbucks Corp.	23,035	2,632,670
Vail Resorts, Inc.	823	197,948
Wyndham Hotels & Resorts, Inc.	1,822	124,297
Wynn Resorts Ltd.(a)	2,097	239,645
Yum! Brands, Inc.	5,628	791,184

		17,322,398

Household Durables — 0.3%
DR Horton, Inc.	6,264	687,912
Garmin Ltd.	3,064	300,793
Lennar Corp., Class A	5,055	570,255
Lennar Corp., Class B	315	30,813
NVR, Inc.(a)	61	356,240
PulteGroup, Inc.	4,532	304,324
Whirlpool Corp.	1,065	148,663

		2,399,000

Household Products — 1.4%
Church & Dwight Co., Inc.	4,914	477,248
Clorox Co.	2,459	407,260
Colgate-Palmolive Co.	16,718	1,334,096
Kimberly-Clark Corp.	6,788	983,513
Procter & Gamble Co.	47,285	7,394,428

		10,596,545

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	13,359	316,074
Vistra Corp.	7,496	178,855

		494,929

Industrial Conglomerates — 0.8%
3M Co.	11,024	1,170,969
General Electric Co.	21,832	2,160,713
Honeywell International, Inc.	13,392	2,676,258

		6,007,940

Industrial REITs — 0.4%
Americold Realty Trust, Inc.	5,325	157,567
EastGroup Properties, Inc.	874	145,573
Prologis, Inc.	18,501	2,317,250
Rexford Industrial Realty, Inc.	3,802	212,038

		2,832,428

Insurance — 2.3%
Aflac, Inc.	11,260	786,511
Allstate Corp.	5,290	612,370
American Financial Group, Inc.	1,426	175,013
American International Group, Inc.	14,943	792,577
Aon PLC, Class A	4,107	1,335,514
Arch Capital Group Ltd.(a)	7,360	552,515
Arthur J. Gallagher & Co.	4,266	887,584
Assurant, Inc.	1,064	131,010
Brown & Brown, Inc.	4,771	307,205
Chubb Ltd.	8,329	1,678,793
Cincinnati Financial Corp.	3,174	337,841
CNA Financial Corp.	538	20,934
Erie Indemnity Co., Class A, NVS	492	106,926

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Insurance (continued)
Everest Re Group Ltd.	776	$293,328
Fidelity National Financial, Inc., Class A	5,572	197,750
Globe Life, Inc.	1,778	192,949
Hartford Financial Services Group, Inc.	6,309	447,876
Kinsale Capital Group, Inc.	428	139,832
Lincoln National Corp.	3,084	67,015
Loews Corp.	3,858	222,105
Markel Corp.(a)	270	369,503
Marsh & McLennan Cos., Inc.	9,908	1,785,323
MetLife, Inc.	13,210	810,169
Old Republic International Corp.	5,577	140,931
Principal Financial Group, Inc.	4,561	340,661
Progressive Corp.	11,741	1,601,472
Prudential Financial, Inc.	7,379	641,973
Reinsurance Group of America, Inc.	1,306	185,870
Travelers Cos., Inc.	4,647	841,758
Unum Group	3,736	157,659
W. R. Berkley Corp.	4,064	239,451
Willis Towers Watson PLC	2,141	495,856

		16,896,274

Interactive Media & Services — 4.8%
Alphabet, Inc., Class A(a)	119,376	12,813,820
Alphabet, Inc., Class C, NVS(a)	104,066	11,262,022
Match Group, Inc.(a)	5,644	208,264
Meta Platforms, Inc., Class A(a)	44,611	10,720,915
Pinterest, Inc., Class A(a)	11,809	271,607
Snap, Inc., Class A, NVS(a)	19,753	172,049
ZoomInfo Technologies, Inc., Class A(a)	5,380	117,876

		35,566,553

IT Services — 1.4%
Accenture PLC, Class A	12,622	3,537,820
Akamai Technologies, Inc.(a)	3,193	261,730
Cloudflare, Inc., Class A(a)(b)	5,744	270,255
Cognizant Technology Solutions Corp., Class A	10,202	609,161
DXC Technology Co.(a)	4,509	107,540
EPAM Systems, Inc.(a)	1,162	328,195
Gartner, Inc.(a)	1,576	476,677
GoDaddy, Inc., Class A(a)	3,114	235,668
International Business Machines Corp.	18,145	2,293,709
MongoDB, Inc., Class A(a)	1,382	331,625
Okta, Inc., Class A(a)	3,097	212,237
Snowflake, Inc., Class A(a)(b)	5,756	852,349
Twilio, Inc., Class A(a)	3,537	186,082
VeriSign, Inc.(a)	1,824	404,563

		10,107,611

Leisure Products — 0.0%
Hasbro, Inc.	2,534	150,063
Mattel, Inc.(a)	7,294	131,292

		281,355

Life Sciences Tools & Services — 1.7%
Agilent Technologies, Inc.	5,945	805,131
Avantor, Inc.(a)	13,435	261,714
Bio-Rad Laboratories, Inc., Class A(a)	435	196,094
Bio-Techne Corp.	3,197	255,376
Bruker Corp.	2,011	159,130
Charles River Laboratories International, Inc.(a)	1,008	191,641
Danaher Corp.	13,138	3,112,524
Illumina, Inc.(a)	3,138	645,047
IQVIA Holdings, Inc.(a)	3,719	700,027
Mettler-Toledo International, Inc.(a)	441	657,752
PerkinElmer, Inc.	2,514	328,052

Security	Shares	Value

Life Sciences Tools & Services (continued)
Repligen Corp.(a)	1,024	$155,269
Thermo Fisher Scientific, Inc.	7,861	4,362,069
Waters Corp.(a)(b)	1,202	361,033
West Pharmaceutical Services, Inc.	1,489	537,886

		12,728,745

Machinery — 1.8%
AGCO Corp.	1,253	155,297
Caterpillar, Inc.	10,430	2,282,084
Chart Industries, Inc.(a)(b)	836	111,272
Cummins, Inc.	2,841	667,749
Deere & Co.	5,419	2,048,490
Dover Corp.	2,809	410,563
Fortive Corp.	7,042	444,280
Graco, Inc.	3,357	266,176
IDEX Corp.	1,515	312,575
Illinois Tool Works, Inc.	5,560	1,345,186
Ingersoll Rand, Inc.	8,090	461,292
Lincoln Electric Holdings, Inc.	1,172	196,662
Middleby Corp.(a)	1,096	154,404
Nordson Corp.	1,081	233,831
Otis Worldwide Corp.	8,287	706,881
PACCAR, Inc.	10,469	781,930
Parker-Hannifin Corp.	2,576	836,891
Pentair PLC	3,332	193,523
RBC Bearings, Inc.(a)(b)	581	131,893
Snap-on, Inc.	1,074	278,606
Stanley Black & Decker, Inc.	2,993	258,416
Toro Co.	2,096	218,529
Westinghouse Air Brake Technologies Corp.	3,611	352,686
Xylem, Inc.	3,616	375,485

		13,224,701

Media — 0.9%
Charter Communications, Inc., Class A(a)	2,119	781,275
Comcast Corp., Class A	84,313	3,488,029
Fox Corp., Class A, NVS	5,991	199,261
Fox Corp., Class B	2,808	85,756
Interpublic Group of Cos., Inc.	7,774	277,765
Liberty Broadband Corp., Class A(a)	344	29,078
Liberty Broadband Corp., Class C, NVS(a)	2,384	202,116
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	1,456	40,914
Liberty Media Corp. - Liberty SiriusXM, Class C, NVS(a)	3,121	87,201
News Corp., Class A, NVS	7,784	137,076
News Corp., Class B	2,439	43,292
Omnicom Group, Inc.	4,023	364,363
Paramount Global, Class B, NVS	10,068	234,886
Sirius XM Holdings, Inc.(b)	13,972	53,094
Trade Desk, Inc., Class A(a)	8,872	570,824

		6,594,930

Metals & Mining — 0.5%
Alcoa Corp.	3,537	131,364
Cleveland-Cliffs, Inc.(a)	10,313	158,614
Freeport-McMoRan, Inc.	28,557	1,082,596
Newmont Corp.	15,929	755,035
Nucor Corp.	5,089	754,088
Reliance Steel & Aluminum Co.	1,168	289,430
Southern Copper Corp.	1,703	130,842
Steel Dynamics, Inc.	3,354	348,648

		3,650,617

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Annaly Capital Management, Inc.	9,340	186,613

42	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities — 0.8%
Ameren Corp.	5,148	$458,018
CenterPoint Energy, Inc.	12,535	381,941
CMS Energy Corp.	5,863	365,030
Consolidated Edison, Inc.	7,106	699,728
Dominion Energy, Inc.	16,682	953,209
DTE Energy Co.	3,849	432,666
NiSource, Inc.	8,276	235,535
Public Service Enterprise Group, Inc.	10,043	634,718
Sempra Energy	6,294	978,654
WEC Energy Group, Inc.	6,346	610,295

		5,749,794

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.	3,168	393,402
Boston Properties, Inc.	2,849	152,023

		545,425

Oil, Gas & Consumable Fuels — 4.3%
Antero Resources Corp.(a)	5,609	128,951
APA Corp.	6,504	239,672
Cheniere Energy, Inc.	4,974	761,022
Chesapeake Energy Corp.	2,147	177,514
Chevron Corp.	35,655	6,010,720
ConocoPhillips	24,529	2,523,789
Coterra Energy, Inc.	15,851	405,786
Devon Energy Corp.	13,054	697,475
Diamondback Energy, Inc.	3,696	525,571
EOG Resources, Inc.	11,763	1,405,326
EQT Corp.	7,374	256,910
Exxon Mobil Corp.	82,537	9,767,429
Hess Corp.	5,569	807,839
HF Sinclair Corp.	2,687	118,523
Kinder Morgan, Inc.	39,498	677,391
Marathon Oil Corp.	12,772	308,571
Marathon Petroleum Corp.	9,130	1,113,860
Matador Resources Co.	2,238	109,729
Murphy Oil Corp.	2,919	107,156
New Fortress Energy, Inc., Class A	968	29,321
Occidental Petroleum Corp.	14,624	899,815
ONEOK, Inc.	8,990	588,036
Ovintiv, Inc.	4,907	177,044
Phillips 66	9,297	920,403
Pioneer Natural Resources Co.	4,769	1,037,496
Range Resources Corp.	4,828	127,701
Southwestern Energy Co.(a)	22,093	114,663
Targa Resources Corp.	4,498	339,734
Texas Pacific Land Corp.	124	183,229
Valero Energy Corp.	7,729	886,284
Williams Cos., Inc.	24,445	739,706

		32,186,666

Passenger Airlines — 0.2%
American Airlines Group, Inc.(a)	13,138	179,202
Delta Air Lines, Inc.(a)	12,794	438,962
Southwest Airlines Co.	11,806	357,604
United Airlines Holdings, Inc.(a)	6,503	284,832

		1,260,600

Personal Care Products — 0.2%
Estee Lauder Cos., Inc., Class A	4,659	1,149,468

Pharmaceuticals — 4.1%
Bristol-Myers Squibb Co.	42,614	2,845,337
Catalent, Inc.(a)	3,635	182,186
Eli Lilly & Co.	15,807	6,257,359

Security	Shares	Value

Pharmaceuticals (continued)
Jazz Pharmaceuticals PLC(a)	1,247	$175,166
Johnson & Johnson	52,402	8,578,207
Merck & Co., Inc.	50,816	5,867,724
Organon & Co.	4,958	122,116
Pfizer, Inc.	112,508	4,375,436
Royalty Pharma PLC, Class A	7,514	264,117
Viatris, Inc.	24,141	225,236
Zoetis, Inc., Class A	9,353	1,644,070

		30,536,954

Professional Services — 0.9%
Automatic Data Processing, Inc.	8,304	1,826,880
Booz Allen Hamilton Holding Corp., Class A	2,662	254,807
Broadridge Financial Solutions, Inc.	2,366	344,040
Ceridian HCM Holding, Inc.(a)(b)	3,045	193,297
Clarivate PLC(a)(b)	8,586	76,072
Concentrix Corp.	865	83,481
CoStar Group, Inc.(a)	8,121	624,911
Equifax, Inc.	2,472	515,115
Genpact Ltd.	3,318	147,817
Jacobs Solutions, Inc.	2,523	291,305
Leidos Holdings, Inc.	2,775	258,796
Paychex, Inc.	6,436	707,059
Paycom Software, Inc.(a)	957	277,884
Paylocity Holding Corp.(a)	844	163,137
Robert Half International, Inc.	2,157	157,461
SS&C Technologies Holdings, Inc.	4,350	254,649
TransUnion	3,849	264,850
Verisk Analytics, Inc.	3,144	610,282

		7,051,843

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	6,372	488,477
Jones Lang LaSalle, Inc.(a)	969	134,730
Zillow Group, Inc., Class A(a)	1,179	50,438
Zillow Group, Inc., Class C, NVS(a)(b)	3,312	144,204

		817,849

Residential REITs — 0.4%
American Homes 4 Rent, Class A	6,263	208,308
AvalonBay Communities, Inc.	2,822	509,004
Camden Property Trust	2,216	243,871
Equity LifeStyle Properties, Inc.	3,482	239,910
Equity Residential	6,861	433,958
Essex Property Trust, Inc.	1,288	283,012
Invitation Homes, Inc.	11,555	385,590
Mid-America Apartment Communities, Inc.	2,311	355,432
Sun Communities, Inc.	2,459	341,629
UDR, Inc.	6,207	256,535

		3,257,249

Retail REITs — 0.3%
Brixmor Property Group, Inc.	5,921	126,295
Federal Realty Investment Trust	1,468	145,171
Kimco Realty Corp.	12,549	240,815
National Retail Properties, Inc.	3,605	156,817
Realty Income Corp.	12,524	787,008
Regency Centers Corp.	3,111	191,109
Simon Property Group, Inc.	6,578	745,419

		2,392,634

Semiconductors & Semiconductor Equipment — 5.8%
Advanced Micro Devices, Inc.(a)	32,316	2,888,081
Analog Devices, Inc.	10,155	1,826,681
Applied Materials, Inc.	16,895	1,909,642

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Broadcom, Inc.	8,376	$5,247,564
Enphase Energy, Inc.(a)	2,736	449,251
Entegris, Inc.	2,947	220,789
First Solar, Inc.(a)	1,989	363,152
Intel Corp.	82,918	2,575,433
KLA Corp.	2,784	1,076,127
Lam Research Corp.	2,700	1,415,016
Marvell Technology, Inc.	17,047	673,016
Microchip Technology, Inc.	10,953	799,459
Micron Technology, Inc.	21,846	1,406,009
Monolithic Power Systems, Inc.	891	411,615
NVIDIA Corp.	49,306	13,681,922
NXP Semiconductors NV	5,199	851,284
ON Semiconductor Corp.(a)	8,688	625,188
Qorvo, Inc.(a)	1,982	182,503
QUALCOMM, Inc.	22,348	2,610,246
Skyworks Solutions, Inc.	3,195	338,351
SolarEdge Technologies, Inc.(a)	1,121	320,191
Teradyne, Inc.	3,107	283,918
Texas Instruments, Inc.	18,163	3,036,854
Wolfspeed, Inc.(a)	2,536	118,051

		43,310,343

Software — 9.8%
Adobe, Inc.(a)	9,176	3,464,491
ANSYS, Inc.(a)	1,751	549,674
Aspen Technology, Inc.(a)	579	102,483
Atlassian Corp., Class A(a)	3,018	445,638
Autodesk, Inc.(a)	4,323	842,077
Bentley Systems, Inc., Class B	4,008	170,581
BILL Holdings, Inc.(a)(b)	1,872	143,788
Black Knight, Inc.(a)	3,119	170,422
Cadence Design Systems, Inc.(a)	5,492	1,150,299
Crowdstrike Holdings, Inc., Class A(a)	4,390	527,020
Datadog, Inc., Class A(a)	5,028	338,787
DocuSign, Inc.(a)	4,003	197,908
Dynatrace, Inc.(a)	4,323	182,776
Fair Isaac Corp.(a)	499	363,247
Fortinet, Inc.(a)	13,038	822,046
Gen Digital, Inc.	11,618	205,290
HubSpot, Inc.(a)	977	411,268
Intuit, Inc.	5,631	2,499,883
Manhattan Associates, Inc.(a)	1,242	205,775
Microsoft Corp.	149,197	45,842,270
Oracle Corp.	30,803	2,917,660
Palantir Technologies, Inc., Class A(a)	35,696	276,644
Palo Alto Networks, Inc.(a)	6,081	1,109,539
Procore Technologies, Inc.(a)	1,380	73,706
PTC, Inc.(a)	2,117	266,297
Roper Technologies, Inc.	2,124	965,953
Salesforce, Inc.(a)	20,043	3,975,930
ServiceNow, Inc.(a)	4,065	1,867,542
Splunk, Inc.(a)	3,022	260,617
Synopsys, Inc.(a)	3,048	1,131,783
Tyler Technologies, Inc.(a)	846	320,659
Unity Software, Inc.(a)(b)	4,866	131,236
VMware, Inc., Class A(a)	4,170	521,375
Workday, Inc., Class A(a)	4,025	749,214
Zoom Video Communications, Inc., Class A(a)	4,289	263,473
Zscaler, Inc.(a)	1,737	156,504

		73,623,855

Specialized REITs — 1.2%
American Tower Corp.	9,327	1,906,346

Security	Shares	Value

Specialized REITs (continued)
Crown Castle, Inc.	8,691	$1,069,775
CubeSmart	4,543	206,661
Digital Realty Trust, Inc.	5,722	567,336
Equinix, Inc.	1,859	1,346,065
Extra Space Storage, Inc.	2,678	407,163
Gaming & Leisure Properties, Inc.	5,229	271,908
Iron Mountain, Inc.	5,874	324,480
Lamar Advertising Co., Class A	1,771	187,159
Life Storage, Inc.	1,730	232,477
Public Storage	3,154	929,894
SBA Communications Corp.	2,150	560,913
VICI Properties, Inc.	20,186	685,113
Weyerhaeuser Co.	14,725	440,425

		9,135,715

Specialty Retail — 2.2%
Advance Auto Parts, Inc.	1,162	145,866
AutoZone, Inc.(a)	378	1,006,731
Bath & Body Works, Inc.	4,530	159,003
Best Buy Co., Inc.	3,917	291,895
Burlington Stores, Inc.(a)	1,302	251,039
CarMax, Inc.(a)(b)	3,124	218,774
Five Below, Inc.(a)	1,126	222,227
Floor & Decor Holdings, Inc., Class A(a)(b)	2,158	214,376
GameStop Corp., Class A(a)(b)	5,111	98,591
Home Depot, Inc.	20,428	6,139,431
Lowe’s Cos., Inc.	12,121	2,519,107
Murphy U.S.A., Inc.	412	113,395
O’Reilly Automotive, Inc.(a)	1,245	1,142,051
Penske Automotive Group, Inc.	517	71,646
Ross Stores, Inc.	6,873	733,555
TJX Cos., Inc.	23,145	1,824,289
Tractor Supply Co.	2,226	530,678
Ulta Beauty, Inc.(a)	1,018	561,356
Williams-Sonoma, Inc.	1,314	159,047

		16,403,057

Technology Hardware, Storage & Peripherals — 7.0%
Apple Inc.	298,091	50,580,081
Dell Technologies, Inc., Class C	4,872	211,883
Hewlett Packard Enterprise Co.	25,703	368,067
HP, Inc.	17,383	516,449
NetApp, Inc.	4,353	273,760
Pure Storage, Inc., Class A(a)	5,556	126,843
Seagate Technology Holdings PLC	3,919	230,320
Western Digital Corp.(a)	6,365	219,211

		52,526,614

Textiles, Apparel & Luxury Goods — 0.6%
Deckers Outdoor Corp.(a)	521	249,736
Lululemon Athletica, Inc.(a)	2,328	884,477
NIKE, Inc., Class B	24,967	3,163,818
Tapestry, Inc.	4,748	193,766
VF Corp.	6,582	154,743

		4,646,540

Tobacco — 0.6%
Altria Group, Inc.	35,787	1,700,240
Philip Morris International, Inc.	31,071	3,106,168

		4,806,408

Trading Companies & Distributors — 0.3%
Fastenal Co.	11,415	614,583
United Rentals, Inc.	1,399	505,193

44	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
Watsco, Inc.(b)	678	$234,846
WW Grainger, Inc.	897	623,926

		1,978,548

Water Utilities — 0.1%
American Water Works Co., Inc.	3,863	572,690
Essential Utilities, Inc.	4,808	205,301

		777,991

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.(a)	11,871	1,708,237

Total Long-Term Investments — 99.7% (Cost: $667,311,227)		745,707,931

Short-Term Securities

Money Market Funds — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(c)(d)(e)	5,528,959	5,530,618
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(c)(d)	1,674,057	1,674,057

Total Short-Term Securities — 0.9% (Cost: $7,201,389)		7,204,675

Total Investments — 100.6% (Cost: $674,512,616)		752,912,606

Liabilities in Excess of Other Assets — (0.6)%		(4,767,219)

Net Assets — 100.0%		$748,145,387

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$15,484,927	$—	$(9,957,584	)(a)	$2,633	$642	$5,530,618	5,528,959	$68,761	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,733,000	—	(58,943	)(a)	—	—	1,674,057	1,674,057	43,673		1
BlackRock, Inc.	1,846,554	184,596	(162,644)		54,937	91,499	2,014,942	3,002	44,723		—

					$57,570	$92,141	$9,219,617		$157,157		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar U.S. Equity ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	11	06/16/23	$2,304	$113,123

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$113,123	$—	$—	$—	$113,123

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(297,208)	$—	$—	$—	$(297,208)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$231,868	$—	$—	$—	$231,868

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,826,256

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

46	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar U.S. Equity ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$745,707,931	$—	$—	$745,707,931
Short-Term Securities
Money Market Funds	7,204,675	—	—	7,204,675

	$752,912,606	$—	$—	$752,912,606

Derivative Financial Instruments(a)
Assets
Equity Contracts	$113,123	$—	$—	$113,123

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	47

Schedule of Investments April 30, 2023	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.9%
Boeing Co.(a)	24,114	$4,986,293
General Dynamics Corp.	6,645	1,450,869
L3Harris Technologies, Inc.	8,183	1,596,912
Lockheed Martin Corp.	9,743	4,525,136
Northrop Grumman Corp.	6,169	2,845,575
Raytheon Technologies Corp.	62,820	6,275,718
Textron, Inc.	3,219	215,480
TransDigm Group, Inc.	895	684,675

		22,580,658

Air Freight & Logistics — 1.1%
CH Robinson Worldwide, Inc.	3,139	316,631
Expeditors International of Washington, Inc.	6,847	779,462
FedEx Corp.	9,968	2,270,511
United Parcel Service, Inc., Class B	31,296	5,627,334

		8,993,938

Automobile Components — 0.1%
Aptiv PLC(a)	4,702	483,648
BorgWarner, Inc.	6,684	321,701
Lear Corp.	1,420	181,277

		986,626

Automobiles — 0.5%
Ford Motor Co.	167,469	1,989,532
General Motors Co.	59,887	1,978,666

		3,968,198

Banks — 6.3%
Bank of America Corp.	299,294	8,763,328
BOK Financial Corp.	1,232	103,328
Citigroup, Inc.	83,056	3,909,446
Citizens Financial Group, Inc.	21,159	654,659
Comerica, Inc.	3,769	163,462
Commerce Bancshares, Inc.	3,345	186,818
Cullen/Frost Bankers, Inc.	1,723	189,961
East West Bancorp, Inc.	6,106	315,619
Fifth Third Bancorp	29,182	764,568
First Citizens BancShares, Inc., Class A	264	265,896
First Horizon Corp.	22,849	401,000
Huntington Bancshares, Inc.	61,973	694,098
JPMorgan Chase & Co.	125,781	17,387,965
KeyCorp	40,153	452,123
M&T Bank Corp.	7,241	910,918
PNC Financial Services Group, Inc.	17,213	2,241,993
Regions Financial Corp.	40,139	732,938
Truist Financial Corp.	56,834	1,851,652
U.S. Bancorp	59,592	2,042,814
Webster Financial Corp.	7,408	276,318
Wells Fargo & Co.	163,401	6,495,190
Western Alliance Bancorp	2,852	105,866
Zions Bancorp N.A.	6,374	177,580

		49,087,540

Beverages — 2.0%
Coca-Cola Co.	112,326	7,205,713
Constellation Brands, Inc., Class A	4,900	1,124,403
Keurig Dr Pepper, Inc.	24,735	808,835
Molson Coors Beverage Co., Class B	8,136	483,929
PepsiCo, Inc.	32,709	6,243,821

		15,866,701

Biotechnology — 3.6%
AbbVie, Inc.	75,836	11,460,336

Security	Shares	Value

Biotechnology (continued)
Amgen, Inc.	22,898	$5,489,566
Biogen, Inc.(a)	6,158	1,873,448
Gilead Sciences, Inc.	53,474	4,396,098
Horizon Therapeutics PLC(a)	4,042	449,309
Moderna, Inc.(a)	14,166	1,882,520
Regeneron Pharmaceuticals, Inc.(a)	3,025	2,425,415
United Therapeutics Corp.(a)	1,309	301,240

		28,277,932

Broadline Retail — 2.8%
Amazon.com, Inc.(a)	188,287	19,854,864
Coupang, Inc., Class A(a)	44,042	738,144
eBay, Inc.	23,272	1,080,519

		21,673,527

Building Products — 0.7%
A O Smith Corp.	3,061	209,036
Allegion PLC	2,054	226,926
Builders FirstSource, Inc.(a)	3,805	360,600
Carlisle Cos., Inc.	744	160,592
Carrier Global Corp.	24,141	1,009,577
Fortune Brands Innovations, Inc.	5,470	353,854
Johnson Controls International PLC	20,343	1,217,325
Lennox International, Inc.	712	200,720
Masco Corp.	9,754	521,936
Owens Corning	2,706	289,028
Trane Technologies PLC	4,222	784,490

		5,334,084

Capital Markets — 4.0%
Ameriprise Financial, Inc.	2,692	821,383
Bank of New York Mellon Corp.	31,483	1,340,861
BlackRock, Inc.(b)	6,421	4,309,775
Blackstone, Inc., Class A, NVS	19,306	1,724,605
Carlyle Group, Inc.	9,288	281,705
CME Group, Inc., Class A	15,428	2,866,060
Coinbase Global, Inc., Class A(a)(c)	6,779	364,642
Franklin Resources, Inc.	12,389	333,016
Goldman Sachs Group, Inc.	14,521	4,987,092
Intercontinental Exchange, Inc.	23,977	2,611,815
Invesco Ltd.	19,369	331,791
Jefferies Financial Group, Inc.	7,803	249,930
KKR & Co., Inc., Class A	24,740	1,312,952
Moody’s Corp.	3,382	1,058,972
Morgan Stanley	56,025	5,040,569
Nasdaq, Inc.	7,676	425,020
Northern Trust Corp.	8,959	700,236
SEI Investments Co.	1,994	117,467
State Street Corp.	14,909	1,077,324
T Rowe Price Group, Inc.	9,585	1,076,683

		31,031,898

Chemicals — 2.2%
Air Products & Chemicals, Inc.	6,029	1,774,696
Celanese Corp., Class A	4,316	458,532
CF Industries Holdings, Inc.	8,459	605,495
Corteva, Inc.	17,525	1,071,128
Dow, Inc.	30,150	1,640,160
DuPont de Nemours, Inc.	19,592	1,365,954
Eastman Chemical Co.	5,111	430,704
Ecolab, Inc.	3,792	636,449
FMC Corp.	3,525	435,620
International Flavors & Fragrances, Inc.	10,943	1,061,033
Linde PLC	10,489	3,875,161
LyondellBasell Industries NV, Class A	7,015	663,689

48	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Mosaic Co.	14,500	$621,325
Olin Corp.	2,124	117,670
PPG Industries, Inc.	10,070	1,412,418
RPM International, Inc.	2,084	170,951
Sherwin-Williams Co.	3,814	905,978
Westlake Corp.	696	79,191

		17,326,154

Commercial Services & Supplies — 0.3%
Cintas Corp.	1,397	636,711
Republic Services, Inc.	3,651	528,007
Waste Management, Inc.	5,999	996,134

		2,160,852

Communications Equipment — 1.3%
Cisco Systems, Inc.	176,163	8,323,702
F5, Inc.(a)	1,462	196,434
Juniper Networks, Inc.	13,823	416,764
Motorola Solutions, Inc.	3,920	1,142,288

		10,079,188

Construction & Engineering — 0.1%
AECOM	3,104	257,787
Quanta Services, Inc.	2,455	416,466

		674,253

Consumer Finance — 0.9%
Ally Financial, Inc.	13,011	343,230
American Express Co.	25,530	4,119,010
Capital One Financial Corp.	16,334	1,589,298
Discover Financial Services	4,458	461,269
Synchrony Financial	18,691	551,572

		7,064,379

Consumer Staples Distribution & Retail — 2.3%
Albertsons Cos., Inc., Class A	6,838	142,914
BJ’s Wholesale Club Holdings, Inc.(a)	3,344	255,381
Casey’s General Stores, Inc.	638	145,987
Dollar General Corp.	4,355	964,458
Kroger Co.	27,915	1,357,507
Sysco Corp.	21,712	1,666,179
Target Corp.	19,739	3,113,827
U.S. Foods Holding Corp.(a)	4,333	166,387
Walgreens Boots Alliance, Inc.	30,778	1,084,925
Walmart, Inc.	60,135	9,078,581

		17,976,146

Containers & Packaging — 0.5%
Amcor PLC	63,409	695,597
AptarGroup, Inc.	1,483	175,750
Avery Dennison Corp.	1,653	288,415
Ball Corp.	13,520	718,994
Crown Holdings, Inc.	2,875	246,617
International Paper Co.	15,354	508,371
Packaging Corp. of America	3,996	540,499
Sealed Air Corp.	4,018	192,824
Westrock Co.	11,091	331,954

		3,699,021

Distributors — 0.1%
Genuine Parts Co.	3,443	579,491
LKQ Corp.	7,308	421,891
Pool Corp.	576	202,360

		1,203,742

Security	Shares	Value

Diversified Consumer Services — 0.0%
ADT, Inc.	9,142	$61,252
Service Corp. International	2,496	175,194

		236,446

Diversified REITs — 0.1%
WP Carey, Inc.	9,066	672,697

Diversified Telecommunication Services — 1.6%
AT&T Inc.	305,662	5,401,048
Lumen Technologies, Inc.	40,533	96,063
Verizon Communications, Inc.	180,099	6,993,244

		12,490,355

Electric Utilities — 3.2%
Alliant Energy Corp.	10,839	597,662
American Electric Power Co., Inc.	22,048	2,037,676
Avangrid, Inc.	2,965	119,371
Duke Energy Corp.	33,019	3,264,919
Edison International	16,379	1,205,494
Entergy Corp.	8,741	940,357
Evergy, Inc.	9,904	615,137
Eversource Energy	14,931	1,158,795
Exelon Corp.	42,506	1,803,955
FirstEnergy Corp.	23,326	928,375
NextEra Energy, Inc.	56,951	4,364,155
NRG Energy, Inc.	4,359	148,947
OGE Energy Corp.	8,528	320,141
PG&E Corp.(a)	69,051	1,181,463
Pinnacle West Capital Corp.	4,915	385,631
PPL Corp.	31,633	908,500
Southern Co.	46,684	3,433,608
Xcel Energy, Inc.	23,408	1,636,453

		25,050,639

Electrical Equipment — 0.8%
Eaton Corp. PLC	17,009	2,842,544
Emerson Electric Co.	24,535	2,042,784
Generac Holdings, Inc.(a)(c)	1,372	140,246
Regal Rexnord Corp.	2,876	374,340
Rockwell Automation, Inc.	1,957	554,634

		5,954,548

Electronic Equipment, Instruments & Components — 0.4%
Arrow Electronics, Inc.(a)	2,494	285,388
Corning, Inc.	22,568	749,709
Flex Ltd.(a)	12,461	256,323
Jabil, Inc.	2,199	171,852
TD SYNNEX Corp.	1,793	159,649
TE Connectivity Ltd.	8,941	1,094,110
Trimble, Inc.(a)	4,392	206,863
Zebra Technologies Corp., Class A(a)	840	241,945

		3,165,839

Energy Equipment & Services — 0.3%
Baker Hughes Co., Class A	17,612	514,975
Halliburton Co.	19,161	627,523
NOV, Inc.	16,730	280,227
Schlumberger NV	22,138	1,092,510

		2,515,235

Entertainment — 0.9%
Activision Blizzard, Inc.	15,884	1,234,346
Electronic Arts, Inc.	4,619	587,906
Liberty Media Corp. - Liberty Formula One, Class A(a)	424	27,467
Liberty Media Corp. - Liberty Formula One, Class C, NVS(a)	3,795	273,961

S C H E D U L E S O F I N V E S T M E N T S	49

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Entertainment (continued)
Netflix, Inc.(a)	6,526	$2,153,123
Walt Disney Co.(a)	30,159	3,091,297

		7,368,100

Financial Services — 4.2%
Apollo Global Management, Inc.	7,685	487,152
Berkshire Hathaway, Inc., Class B(a)	77,261	25,384,102
Equitable Holdings, Inc.	14,904	387,355
Fidelity National Information Services, Inc.	25,518	1,498,417
Fiserv, Inc.(a)	12,487	1,524,912
FleetCor Technologies, Inc.(a)	1,603	342,914
Global Payments, Inc.	6,247	704,099
PayPal Holdings, Inc.(a)	28,996	2,203,696
WEX, Inc.(a)	766	135,850

		32,668,497

Food Products — 1.9%
Archer-Daniels-Midland Co.	23,487	1,833,865
Bunge Ltd.	6,465	605,124
Campbell Soup Co.	8,695	472,139
Conagra Brands, Inc.	20,385	773,815
Darling Ingredients, Inc.(a)	4,183	249,181
General Mills, Inc.	25,305	2,242,782
Hormel Foods Corp.	5,940	240,214
J M Smucker Co.	4,587	708,279
Kellogg Co.	11,013	768,377
Kraft Heinz Co.	34,104	1,339,264
McCormick & Co., Inc., NVS	6,297	553,191
Mondelez International, Inc., Class A	58,461	4,485,128
Tyson Foods, Inc., Class A	12,203	762,565

		15,033,924

Gas Utilities — 0.1%
Atmos Energy Corp.	3,808	434,645
UGI Corp.	8,916	302,074

		736,719

Ground Transportation — 1.2%
Avis Budget Group, Inc.(a)(c)	1,062	187,624
CSX Corp.	58,700	1,798,568
Hertz Global Holdings, Inc.(a)(c)	4,134	68,955
Knight-Swift Transportation Holdings, Inc.	4,230	238,234
Norfolk Southern Corp.	9,745	1,978,527
Uber Technologies, Inc.(a)	45,908	1,425,443
U-Haul Holding Co.	265	16,181
Union Pacific Corp.	18,000	3,522,600

		9,236,132

Health Care Equipment & Supplies — 2.8%
Abbott Laboratories	53,243	5,881,754
Baxter International, Inc.	21,628	1,031,223
Becton Dickinson & Co.	12,175	3,217,974
Boston Scientific Corp.(a)	33,564	1,749,356
Cooper Cos., Inc.	840	320,418
DENTSPLY SIRONA, Inc.	9,152	383,743
Hologic, Inc.(a)	4,628	398,054
Medtronic PLC	57,041	5,187,879
Stryker Corp.	7,510	2,250,372
Teleflex, Inc.	1,062	289,416
Zimmer Biomet Holdings, Inc.	8,999	1,245,822

		21,956,011

Health Care Providers & Services — 2.4%
AmerisourceBergen Corp.	6,943	1,158,440
Cardinal Health, Inc.	11,019	904,660
Centene Corp.(a)	15,711	1,082,959

Security	Shares	Value

Health Care Providers & Services (continued)
Chemed Corp.	334	$184,117
Cigna Group	8,596	2,177,281
CVS Health Corp.	55,065	4,036,815
DaVita, Inc.(a)	2,339	211,352
Elevance Health, Inc.	5,825	2,729,886
HCA Healthcare, Inc.	6,036	1,734,324
Henry Schein, Inc.(a)	5,870	474,355
Laboratory Corp. of America Holdings	3,804	862,405
McKesson Corp.	5,880	2,141,731
Molina Healthcare, Inc.(a)	942	280,612
Quest Diagnostics, Inc.	4,747	658,931
Universal Health Services, Inc., Class B	2,734	411,057

		19,048,925

Health Care REITs — 0.3%
Healthpeak Properties, Inc.	11,293	248,107
Medical Properties Trust, Inc.	25,463	223,311
Omega Healthcare Investors, Inc.	9,975	266,931
Ventas, Inc.	11,458	550,557
Welltower, Inc.	12,570	995,795

		2,284,701

Hotels, Restaurants & Leisure — 1.5%
Aramark	6,667	231,345
Carnival Corp.(a)(c)	43,412	399,825
Darden Restaurants, Inc.	3,066	465,817
Domino’s Pizza, Inc.	514	163,180
Expedia Group, Inc.(a)	6,324	594,203
Las Vegas Sands Corp.(a)	5,663	361,583
McDonald’s Corp.	18,304	5,413,408
Norwegian Cruise Line Holdings Ltd.(a)(c)	17,947	239,592
Royal Caribbean Cruises Ltd.(a)	4,411	288,612
Starbucks Corp.	17,602	2,011,733
Wyndham Hotels & Resorts, Inc.	1,302	88,822
Wynn Resorts Ltd.(a)	4,458	509,460
Yum! Brands, Inc.	4,852	682,094

		11,449,674

Household Durables — 0.6%
DR Horton, Inc.	13,405	1,472,137
Garmin Ltd.	6,530	641,050
Lennar Corp., Class A	7,175	809,412
Lennar Corp., Class B	408	39,911
NVR, Inc.(a)	130	759,200
PulteGroup, Inc.	9,650	647,997
Whirlpool Corp.	2,378	331,945

		4,701,652

Household Products — 2.8%
Church & Dwight Co., Inc.	5,811	564,364
Clorox Co.	2,166	358,733
Colgate-Palmolive Co.	35,825	2,858,835
Kimberly-Clark Corp.	14,490	2,099,456
Procter & Gamble Co.	101,164	15,820,027

		21,701,415

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	28,775	680,816
Vistra Corp.	9,622	229,581

		910,397

Industrial Conglomerates — 1.3%
3M Co.	23,619	2,508,810
General Electric Co.	16,542	1,637,162
Honeywell International, Inc.	28,651	5,725,616

		9,871,588

50	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Industrial REITs — 0.3%
Americold Realty Trust, Inc.	11,470	$339,398
Prologis, Inc.	14,865	1,861,841

		2,201,239

Insurance — 2.8%
Aflac, Inc.	24,066	1,681,010
Allstate Corp.	11,315	1,309,824
American Financial Group, Inc.	1,864	228,769
American International Group, Inc.	31,901	1,692,029
Aon PLC, Class A	3,837	1,247,716
Arch Capital Group Ltd.(a)	8,947	671,651
Assurant, Inc.	1,237	152,312
Chubb Ltd.	12,582	2,536,028
Cincinnati Financial Corp.	4,480	476,851
CNA Financial Corp.	1,248	48,560
Everest Re Group Ltd.	1,152	435,456
Fidelity National Financial, Inc., Class A	11,968	424,744
Globe Life, Inc.	3,919	425,290
Hartford Financial Services Group, Inc.	13,589	964,683
Lincoln National Corp.	6,559	142,527
Loews Corp.	8,478	488,079
Marsh & McLennan Cos., Inc.	9,577	1,725,680
MetLife, Inc.	28,292	1,735,148
Old Republic International Corp.	11,798	298,135
Principal Financial Group, Inc.	9,767	729,497
Prudential Financial, Inc.	15,774	1,372,338
Reinsurance Group of America, Inc.	2,899	412,586
Travelers Cos., Inc.	9,885	1,790,569
Unum Group	8,147	343,803
Willis Towers Watson PLC	2,098	485,897

		21,819,182

Interactive Media & Services — 5.5%
Alphabet, Inc., Class A(a)	101,567	10,902,202
Alphabet, Inc., Class C, NVS(a)	88,542	9,582,015
Meta Platforms, Inc., Class A(a)	95,445	22,937,342

		43,421,559

IT Services — 1.2%
Accenture PLC, Class A	8,560	2,399,282
Akamai Technologies, Inc.(a)	3,413	279,764
Cognizant Technology Solutions Corp., Class A	21,773	1,300,066
DXC Technology Co.(a)	9,795	233,611
International Business Machines Corp.	38,771	4,901,042

		9,113,765

Leisure Products — 0.0%
Hasbro, Inc.	5,528	327,368
Mattel, Inc.(a)	7,902	142,236

		469,604

Life Sciences Tools & Services — 0.8%
Avantor, Inc.(a)	10,443	203,430
IQVIA Holdings, Inc.(a)	3,775	710,568
PerkinElmer, Inc.	5,433	708,952
Thermo Fisher Scientific, Inc.	7,429	4,122,352
Waters Corp.(a)	894	268,522

		6,013,824

Machinery — 1.8%
AGCO Corp.	2,636	326,706
Caterpillar, Inc.	12,096	2,646,605
Cummins, Inc.	6,044	1,420,582
Deere & Co.	4,486	1,695,798
Dover Corp.	2,972	434,388
Fortive Corp.	6,309	398,035

Security	Shares	Value

Machinery (continued)
Illinois Tool Works, Inc.	11,908	$2,881,021
Middleby Corp.(a)	1,298	182,862
Otis Worldwide Corp.	11,075	944,697
PACCAR, Inc.	10,358	773,639
Parker-Hannifin Corp.	2,873	933,380
Pentair PLC	7,151	415,330
Snap-on, Inc.	2,294	595,087
Stanley Black & Decker, Inc.	6,391	551,799
Westinghouse Air Brake Technologies Corp.	3,105	303,265

		14,503,194

Media — 1.5%
Charter Communications, Inc., Class A(a)	2,680	988,116
Comcast Corp., Class A	180,387	7,462,610
Fox Corp., Class A, NVS	12,656	420,939
Fox Corp., Class B	5,931	181,133
Interpublic Group of Cos., Inc.	16,763	598,942
Liberty Media Corp. - Liberty SiriusXM, Class A(a)(c)	3,176	89,246
Liberty Media Corp. - Liberty SiriusXM, Class C, NVS(a)	6,515	182,029
News Corp., Class A, NVS	16,279	286,673
News Corp., Class B	5,128	91,022
Omnicom Group, Inc.	8,670	785,242
Paramount Global, Class A(c)	353	9,340
Paramount Global, Class B, NVS	21,880	510,460
Sirius XM Holdings, Inc.(c)	14,273	54,237

		11,659,989

Metals & Mining — 0.9%
Alcoa Corp.	7,536	279,887
Cleveland-Cliffs, Inc.(a)	22,326	343,374
Freeport-McMoRan, Inc.	61,263	2,322,480
Newmont Corp.	34,112	1,616,909
Nucor Corp.	4,794	710,375
Reliance Steel & Aluminum Co.	2,502	619,996
Southern Copper Corp.	3,622	278,278
Steel Dynamics, Inc.	7,178	746,153

		6,917,452

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Annaly Capital Management, Inc.	20,290	405,394

Multi-Utilities — 1.5%
Ameren Corp.	7,233	643,520
CenterPoint Energy, Inc.	18,492	563,451
CMS Energy Corp.	8,287	515,949
Consolidated Edison, Inc.	15,198	1,496,547
Dominion Energy, Inc.	35,747	2,042,584
DTE Energy Co.	8,319	935,139
NiSource, Inc.	17,572	500,099
Public Service Enterprise Group, Inc.	21,377	1,351,026
Sempra Energy	13,485	2,096,783
WEC Energy Group, Inc.	13,519	1,300,122

		11,445,220

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.	3,824	474,864
Boston Properties, Inc.	6,076	324,216

		799,080

Oil, Gas & Consumable Fuels — 7.0%
Antero Resources Corp.(a)	11,757	270,293
APA Corp.	6,349	233,961
Chesapeake Energy Corp.	4,660	385,289
Chevron Corp.	52,365	8,827,692
ConocoPhillips	30,872	3,176,420

S C H E D U L E S O F I N V E S T M E N T S	51

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Coterra Energy, Inc.	17,383	$445,005
Devon Energy Corp.	15,008	801,877
Diamondback Energy, Inc.	7,898	1,123,096
EOG Resources, Inc.	25,191	3,009,569
EQT Corp.	7,697	268,163
Exxon Mobil Corp.	176,587	20,897,306
Hess Corp.	4,403	638,699
HF Sinclair Corp.	3,848	169,735
Kinder Morgan, Inc.	84,654	1,451,816
Marathon Oil Corp.	13,649	329,760
Marathon Petroleum Corp.	11,877	1,448,994
Matador Resources Co.	1,603	78,595
Murphy Oil Corp.	3,421	125,585
Occidental Petroleum Corp.	31,214	1,920,597
ONEOK, Inc.	19,154	1,252,863
Ovintiv, Inc.	5,286	190,719
Phillips 66	20,008	1,980,792
Pioneer Natural Resources Co.	6,835	1,486,954
Range Resources Corp.	5,423	143,438
Southwestern Energy Co.(a)	30,632	158,980
Targa Resources Corp.	4,135	312,317
Valero Energy Corp.	16,554	1,898,247
Williams Cos., Inc.	52,098	1,576,486

		54,603,248

Passenger Airlines — 0.2%
American Airlines Group, Inc.(a)	12,932	176,393
Delta Air Lines, Inc.(a)	14,309	490,942
Southwest Airlines Co.	12,056	365,176
United Airlines Holdings, Inc.(a)	14,069	616,222

		1,648,733

Personal Care Products — 0.1%
Estee Lauder Cos., Inc., Class A	4,089	1,008,838

Pharmaceuticals — 5.4%
Bristol-Myers Squibb Co.	91,174	6,087,688
Catalent, Inc.(a)	3,433	172,062
Jazz Pharmaceuticals PLC(a)	2,682	376,741
Johnson & Johnson	112,114	18,353,062
Merck & Co., Inc.	59,084	6,822,429
Organon & Co.	10,831	266,767
Pfizer, Inc.	240,709	9,361,173
Royalty Pharma PLC, Class A	16,005	562,576
Viatris, Inc.	52,386	488,761

		42,491,259

Professional Services — 0.5%
Booz Allen Hamilton Holding Corp., Class A	2,326	222,645
Clarivate PLC(a)(c)	9,750	86,385
Concentrix Corp.	1,061	102,397
Equifax, Inc.	1,747	364,040
Genpact Ltd.	3,499	155,880
Jacobs Solutions, Inc.	3,065	353,885
Leidos Holdings, Inc.	5,904	550,607
Paychex, Inc.	6,335	695,963
Robert Half International, Inc.	4,621	337,333
SS&C Technologies Holdings, Inc.	9,468	554,257
TransUnion	3,253	223,839

		3,647,231

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	9,134	700,212
Jones Lang LaSalle, Inc.(a)	2,023	281,278

		981,490

Security	Shares	Value

Residential REITs — 0.3%
American Homes 4 Rent, Class A	4,842	$161,045
AvalonBay Communities, Inc.	2,448	441,546
Equity LifeStyle Properties, Inc.	2,776	191,266
Equity Residential	5,641	356,793
Essex Property Trust, Inc.	1,586	348,492
Mid-America Apartment Communities, Inc.	2,374	365,121
UDR, Inc.	5,368	221,860

		2,086,123

Retail REITs — 0.5%
Brixmor Property Group, Inc.	8,776	187,192
Federal Realty Investment Trust	1,365	134,985
Kimco Realty Corp.	26,732	512,987
National Retail Properties, Inc.	7,804	339,474
Realty Income Corp.	15,129	950,706
Regency Centers Corp.	3,909	240,130
Simon Property Group, Inc.	13,984	1,584,667

		3,950,141

Semiconductors & Semiconductor Equipment — 4.6%
Analog Devices, Inc.	13,099	2,356,248
Applied Materials, Inc.	36,153	4,086,374
Broadcom, Inc.	9,321	5,839,606
First Solar, Inc.(a)	4,232	772,679
Intel Corp.	177,402	5,510,106
KLA Corp.	5,943	2,297,207
Lam Research Corp.	5,787	3,032,851
Microchip Technology, Inc.	13,845	1,010,547
Micron Technology, Inc.	27,644	1,779,168
NXP Semiconductors NV	11,084	1,814,894
Qorvo, Inc.(a)	4,317	397,509
QUALCOMM, Inc.	26,971	3,150,213
Skyworks Solutions, Inc.	4,655	492,964
Teradyne, Inc.	2,592	236,857
Texas Instruments, Inc.	18,242	3,050,062
Wolfspeed, Inc.(a)(c)	2,996	139,464

		35,966,749

Software — 0.8%
Gen Digital, Inc.	24,689	436,255
Oracle Corp.	44,866	4,249,708
Roper Technologies, Inc.	2,698	1,226,996
VMware, Inc., Class A(a)	4,648	581,139

		6,494,098

Specialized REITs — 1.0%
American Tower Corp.	9,278	1,896,331
Crown Castle, Inc.	9,244	1,137,844
CubeSmart	3,386	154,029
Digital Realty Trust, Inc.	5,814	576,458
Gaming & Leisure Properties, Inc.	7,559	393,068
Iron Mountain, Inc.	7,769	429,160
Lamar Advertising Co., Class A	2,552	269,695
Life Storage, Inc.	1,454	195,389
Public Storage	2,586	762,430
VICI Properties, Inc.	29,032	985,346
Weyerhaeuser Co.	31,333	937,170

		7,736,920

Specialty Retail — 2.4%
Advance Auto Parts, Inc.	2,558	321,106
AutoZone, Inc.(a)	274	729,747
Bath & Body Works, Inc.	9,727	341,418
Best Buy Co., Inc.	8,423	627,682
Burlington Stores, Inc.(a)	1,259	242,748

52	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
CarMax, Inc.(a)(c)	6,841	$479,075
GameStop Corp., Class A(a)(c)	10,761	207,580
Home Depot, Inc.	29,446	8,849,701
Lowe’s Cos., Inc.	15,508	3,223,028
Murphy U.S.A., Inc.	570	156,881
O’Reilly Automotive, Inc.(a)	1,273	1,167,735
Penske Automotive Group, Inc.(c)	1,091	151,191
TJX Cos., Inc.	25,289	1,993,279
Williams-Sonoma, Inc.	2,840	343,753

		18,834,924

Technology Hardware, Storage & Peripherals — 0.5%
Dell Technologies, Inc., Class C	10,364	450,730
Hewlett Packard Enterprise Co.	54,768	784,278
HP, Inc.	37,164	1,104,143
NetApp, Inc.	6,173	388,220
Seagate Technology Holdings PLC	8,299	487,732
Western Digital Corp.(a)	13,734	472,999

		3,688,102

Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	16,739	2,121,166
Tapestry, Inc.	10,259	418,670
VF Corp.	14,067	330,715

		2,870,551

Tobacco — 1.3%
Altria Group, Inc.	76,567	3,637,698
Philip Morris International, Inc.	66,477	6,645,706

		10,283,404

Security	Shares	Value

Water Utilities — 0.1%
American Water Works Co., Inc.	3,151	$467,136
Essential Utilities, Inc.	4,394	187,624

		654,760

Total Long-Term Investments — 99.8% (Cost: $711,193,882)		780,754,404

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(b)(d)(e)	2,354,836	2,355,543
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(b)(d)	2,347,896	2,347,896

Total Short-Term Securities — 0.6% (Cost: $4,701,959)		4,703,439

Total Investments — 100.4% (Cost: $715,895,841)		785,457,843
Liabilities in Excess of Other Assets — (0.4)%		(3,083,662)

Net Assets — 100.0%		$782,374,181

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$3,897,401	$—		$(1,544,285	)(a)	$1,722	$705	$2,355,543	2,354,836	$98,303	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,050,000	297,896	(a)	—		—	—	2,347,896	2,347,896	46,691		1
BlackRock, Inc.	3,367,025	1,033,853		(362,663)		23,877	247,683	4,309,775	6,421	116,010		—

						$25,599	$248,388	$9,013,214		$261,004		$1

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S	53

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Value ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Consumer Staples Index	5	06/16/23	$391	$7,992
E-Mini Financial Select Sector Index	7	06/16/23	719	18,873
S&P 500 E-Mini Index	2	06/16/23	419	5,521

				$32,386

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$32,386	$—	$—	$—	$32,386

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(34,386)	$—	$—	$—	$(34,386)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$86,274	$—	$—	$—	$86,274

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$2,111,264

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

54	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Morningstar Value ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$780,754,404	$—	$—	$780,754,404
Short-Term Securities
Money Market Funds	4,703,439	—	—	4,703,439

	$785,457,843	$—	$—	$785,457,843

Derivative Financial Instruments(a)
Assets
Equity Contracts	$32,386	$—	$—	$32,386

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	55

Statements of Assets and Liabilities

April 30, 2023

	iShares Morningstar Mid-Cap Value ETF	iShares Morningstar Small-Cap ETF	iShares Morningstar U.S. Equity ETF	iShares Morningstar Value ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$514,827,086	$199,734,068	$743,692,989	$776,444,629
Investments, at value — affiliated(c)	12,747,062	24,929,394	9,219,617	9,013,214
Cash	17,486	56,336	42,535	36,837
Cash pledged:
Futures contracts	68,000	30,000	125,000	82,000
Receivables:
Investments sold	1,565,854	767,522	112,843	16,988
Securities lending income — affiliated	10,937	42,416	4,688	3,455
Dividends — unaffiliated	435,116	71,217	587,634	1,097,851
Dividends — affiliated	3,746	1,383	5,570	7,145
Variation margin on futures contracts	5,716	3,690	19,113	12,942

Total assets	529,681,003	225,636,026	753,809,989	786,715,061

LIABILITIES
Collateral on securities loaned	11,875,090	24,584,539	5,533,459	2,355,189
Payables:
Investments purchased	1,565,854	785,575	112,843	1,959,934
Investment advisory fees	25,200	6,607	18,300	25,757

Total liabilities	13,466,144	25,376,721	5,664,602	4,340,880

NET ASSETS	$516,214,859	$200,259,305	$748,145,387	$782,374,181

NET ASSETS CONSIST OF:
Paid-in capital	$527,902,048	$259,287,288	$738,065,306	$759,051,080
Accumulated earnings (loss)	(11,687,189)	(59,027,983)	10,080,081	23,323,101

NET ASSETS	$516,214,859	$200,259,305	$748,145,387	$782,374,181

NET ASSET VALUE
Shares outstanding	8,300,000	4,300,000	13,100,000	12,050,000

Net asset value	$62.19	$46.57	$57.11	$64.93

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$491,005,295	$225,844,869	$665,889,705	$706,496,520
(b) Securities loaned, at value	$11,857,447	$24,040,096	$5,439,425	$2,331,318
(c) Investments, at cost — affiliated	$12,741,518	$24,918,931	$8,622,911	$9,399,321

See notes to financial statements.

56	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended April 30, 2023

	iShares Morningstar Mid-Cap Value ETF	iShares Morningstar Small-Cap ETF	iShares Morningstar U.S. Equity ETF	iShares Morningstar Value ETF

INVESTMENT INCOME
Dividends — unaffiliated	$12,112,942	$3,047,064	$12,264,293	$18,637,357
Dividends — affiliated	28,072	11,379	88,396	162,701
Securities lending income — affiliated — net	143,732	423,271	68,761	98,303
Foreign taxes withheld	—	(1,766)	(2,875)	(3,721)

Total investment income	12,284,746	3,479,948	12,418,575	18,894,640

EXPENSES
Investment advisory	294,339	81,546	221,928	306,054

Total expenses	294,339	81,546	221,928	306,054

Net investment income	11,990,407	3,398,402	12,196,647	18,588,586

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(11,260,444)	(13,167,878)	(16,211,441)	(344,051)
Investments — affiliated	(643)	(2,948)	(3,277)	(10,107)
Capital gain distributions from underlying funds — affiliated	—	—	1	1
Futures contracts	(61,860)	(43,488)	(297,208)	(34,386)
In-kind redemptions — unaffiliated(a)	17,922,126	886,227	6,691,831	10,900,277
In-kind redemptions — affiliated(a)	—	—	60,847	35,706

	6,599,179	(12,328,087)	(9,759,247)	10,547,440

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(33,210,541)	3,198,881	7,680,664	(10,804,932)
Investments — affiliated	3,021	10,230	92,141	248,388
Futures contracts	40,990	10,811	231,868	86,274

	(33,166,530)	3,219,922	8,004,673	(10,470,270)

Net realized and unrealized gain (loss)	(26,567,351)	(9,108,165)	(1,754,574)	77,170

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(14,576,944)	$(5,709,763)	$10,442,073	$18,665,756

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Statements of Changes in Net Assets

	iShares Morningstar Mid-Cap Value ETF		iShares Morningstar Small-Cap ETF

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/23	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,990,407	$9,049,985	$3,398,402	$2,981,463
Net realized gain (loss)	6,599,179	34,370,084	(12,328,087)	7,667,954
Net change in unrealized appreciation (depreciation)	(33,166,530)	(29,467,257)	3,219,922	(46,929,295)

Net increase (decrease) in net assets resulting from operations	(14,576,944)	13,952,812	(5,709,763)	(36,279,878)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(11,819,760)	(9,487,846)	(3,393,435)	(2,987,187)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	45,120,668	35,331,452	9,391,283	(2,562,649)

NET ASSETS
Total increase (decrease) in net assets	18,723,964	39,796,418	288,085	(41,829,714)
Beginning of year	497,490,895	457,694,477	199,971,220	241,800,934

End of year	$516,214,859	$497,490,895	$200,259,305	$199,971,220

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

58	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	iShares Morningstar U.S. Equity ETF		iShares Morningstar Value ETF

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/23	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$12,196,647	$11,447,954	$18,588,586	$16,182,799
Net realized gain (loss)	(9,759,247)	19,314,762	10,547,440	10,355,512
Net change in unrealized appreciation (depreciation)	8,004,673	(42,727,180)	(10,470,270)	1,105,337

Net increase (decrease) in net assets resulting from operations	10,442,073	(11,964,464)	18,665,756	27,643,648

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(12,049,075)	(11,513,059)	(18,183,374)	(16,144,141)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(40,561,179)	(77,396,311)	(6,551,556)	89,185,958

NET ASSETS
Total increase (decrease) in net assets	(42,168,181)	(100,873,834)	(6,069,174)	100,685,465
Beginning of year	790,313,568	891,187,402	788,443,355	687,757,890

End of year	$748,145,387	$790,313,568	$782,374,181	$788,443,355

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	59

Financial Highlights

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Value ETF

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)

Net asset value, beginning of year	$65.46	$64.01	$40.13	$53.28	$52.55

Net investment income(b)	1.53	1.24	1.14	1.50	1.23
Net realized and unrealized gain (loss)(c)	(3.29)	1.50	23.92	(13.08)	0.73

Net increase (decrease) from investment operations	(1.76)	2.74	25.06	(11.58)	1.96

Distributions from net investment income(d)	(1.51)	(1.29)	(1.18)	(1.57)	(1.23)

Net asset value, end of year	$62.19	$65.46	$64.01	$40.13	$53.28

Total Return(e)
Based on net asset value	(2.60)%	4.28%	63.45%	(22.07)%	3.83%

Ratios to Average Net Assets(f)
Total expenses	0.06%	0.06%	0.27%	0.30%	0.30%

Net investment income	2.44%	1.88%	2.32%	2.95%	2.36%

Supplemental Data
Net assets, end of year (000)	$516,215	$497,491	$457,694	$331,048	$463,524

Portfolio turnover rate(g)	37%	42%	95%	51%	35%

(a)	Per share amounts reflect a three-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

60	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap ETF

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)

Net asset value, beginning of year	$48.77	$58.27	$35.60	$43.90	$42.58

Net investment income(b)	0.79	0.72	0.56	0.57	0.58
Net realized and unrealized gain (loss)(c)	(2.20)	(9.50)	22.71	(8.23)	1.34

Net increase (decrease) from investment operations	(1.41)	(8.78)	23.27	(7.66)	1.92

Distributions from net investment income(d)	(0.79)	(0.72)	(0.60)	(0.64)	(0.60)

Net asset value, end of year	$46.57	$48.77	$58.27	$35.60	$43.90

Total Return(e)
Based on net asset value	(2.85)%	(15.22)%	65.95%	(17.58)%	4.56%

Ratios to Average Net Assets(f)
Total expenses	0.04%	0.04%	0.22%	0.25%	0.25%

Net investment income	1.67%	1.28%	1.24%	1.34%	1.33%

Supplemental Data
Net assets, end of year (000)	$200,259	$199,971	$241,801	$185,115	$237,032

Portfolio turnover rate(g)	28%	41%	175%	62%	67%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Morningstar U.S. Equity ETF

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)

Net asset value, beginning of year	$57.06	$59.02	$40.80	$41.90	$38.08

Net investment income(b)	0.90	0.79	0.66	0.81	0.81
Net realized and unrealized gain (loss)(c)	0.04	(1.95)	18.21	(0.88)	3.82

Net increase (decrease) from investment operations	0.94	(1.16)	18.87	(0.07)	4.63

Distributions from net investment income(d)	(0.89)	(0.80)	(0.65)	(1.03)	(0.81)

Net asset value, end of year	$57.11	$57.06	$59.02	$40.80	$41.90

Total Return(e)
Based on net asset value	1.77%	(2.08)%	46.58%	(0.13)%	12.33%

Ratios to Average Net Assets(f)
Total expenses	0.03%	0.03%	0.18%	0.20%	0.20%

Net investment income	1.65%	1.27%	1.32%	1.90%	2.05%

Supplemental Data
Net assets, end of year (000)	$748,145	$790,314	$891,187	$718,065	$863,172

Portfolio turnover rate(g)	4%	6%	131%	49%	38%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

62	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Value ETF

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)	Year Ended 04/30/19 (a)

Net asset value, beginning of year	$64.89	$63.68	$48.12	$54.18	$50.55

Net investment income(b)	1.54	1.38	1.55	1.65	1.49
Net realized and unrealized gain (loss)(c)	0.00(d)	1.20	15.58	(6.04)	3.58

Net increase (decrease) from investment operations	1.54	2.58	17.13	(4.39)	5.07

Distributions from net investment income(e)	(1.50)	(1.37)	(1.57)	(1.67)	(1.44)

Net asset value, end of year	$64.93	$64.89	$63.68	$48.12	$54.18

Total Return(f)
Based on net asset value	2.53%	4.02%	36.36%	(8.23)%	10.22%

Ratios to Average Net Assets(g)
Total expenses	0.04%	0.04%	0.22%	0.25%	0.25%

Net investment income	2.43%	2.08%	2.88%	3.06%	2.86%

Supplemental Data
Net assets, end of year (000)	$782,374	$788,443	$687,758	$447,483	$492,996

Portfolio turnover rate(h)	27%	21%	112%	36%	24%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Amount is less than $0.005 per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	63

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Morningstar Mid-Cap Value	Diversified
Morningstar Small-Cap	Diversified
Morningstar U.S. Equity	Diversified
Morningstar Value	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdiction in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

64	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)
Morningstar Mid-Cap Value
Barclays Bank PLC	$2,591,890	$(2,591,890)	$—		$—
Barclays Capital, Inc.	4,987	(4,987)	—		—
BMO Capital Markets Corp.	7,752	(7,752)	—		—
BNP Paribas SA	2,826	(2,826)	—		—
BofA Securities, Inc.	944,801	(929,615)	—		15,186
Citigroup Global Markets, Inc.	328	(328)	—		—
Goldman Sachs & Co. LLC	2,423,161	(2,412,155)	—		11,006
J.P. Morgan Securities LLC	1,648,202	(1,635,775)	—		12,427
Jefferies LLC	14,490	(14,490)	—		—
Morgan Stanley	1,391,031	(1,391,031)	—		—
RBC Capital Market LLC	1,151,090	(1,151,090)	—		—
Toronto-Dominion Bank	746,380	(746,380)	—		—
UBS AG	675,216	(662,572)	—		12,644
Wells Fargo Bank N.A.	250,497	(250,424)	—		73
Wells Fargo Securities LLC	4,796	(4,796)	—		—

	$11,857,447	$(11,806,111)	$—		$51,336

Morningstar Small-Cap
Barclays Bank PLC	$876,359	$(876,359)	$—		$—
Barclays Capital, Inc.	255,230	(255,230)	—		—
BMO Capital Markets Corp.	8,372	(8,372)	—		—
BNP Paribas SA	2,455,202	(2,455,202)	—		—
BofA Securities, Inc.	1,577,119	(1,577,119)	—		—
Citadel Clearing LLC	295,555	(295,555)	—		—
Citigroup Global Markets, Inc.	924,245	(924,245)	—		—
Credit Suisse Securities (USA) LLC	83,194	(83,194)	—		—
Goldman Sachs & Co. LLC	5,154,900	(5,154,900)	—		—
HSBC Bank PLC	580,766	(580,766)	—		—
ING Financial Markets LLC	13,415	(13,415)	—		—
J.P. Morgan Securities LLC	3,018,475	(3,018,475)	—		—
Jefferies LLC	412,285	(412,285)	—		—
Morgan Stanley	3,308,870	(3,308,870)	—		—
National Financial Services LLC	1,003,130	(1,003,130)	—		—
Natixis SA	662,158	(662,158)	—		—
Pershing LLC	71	(71)	—		—
RBC Capital Market LLC	24,676	(24,676)	—		—
Scotia Capital (USA), Inc.	216,873	(216,873)	—		—
SG Americas Securities LLC	230,048	(230,048)	—		—
State Street Bank & Trust Co.	205,106	(205,106)	—		—
Toronto-Dominion Bank	407,922	(407,922)	—		—
UBS AG	1,120,677	(1,120,677)	—		—
UBS Securities LLC	52,436	(52,436)	—		—
Wells Fargo Bank N.A.	741,067	(741,067)	—		—
Wells Fargo Securities LLC	411,945	(411,945)	—		—

	$24,040,096	$(24,040,096)	$—		$—

Morningstar U.S. Equity
Barclays Bank PLC	$140,747	$(140,747)	$—		$—
Barclays Capital, Inc.	8,899	(8,899)	—		—
BNP Paribas SA	1,610,850	(1,610,850)	—		—
BofA Securities, Inc.	420,681	(420,681)	—		—
Citadel Clearing LLC	357,128	(357,128)	—		—
Citigroup Global Markets, Inc.	160,717	(160,717)	—		—
Goldman Sachs & Co. LLC	673,974	(673,974)	—		—
J.P. Morgan Securities LLC	306,386	(306,386)	—		—
Morgan Stanley	440,179	(440,179)	—		—
Natixis SA	205,932	(204,191)	—		1,741
RBC Capital Market LLC	50,014	(50,014)	—		—
Toronto-Dominion Bank	1,063,918	(1,063,918)	—		—

	$5,439,425	$(5,437,684)	$—		$1,741

Morningstar Value
Barclays Bank PLC	$35,179	$(35,179)	$—		$—
BNP Paribas SA	83,745	(83,745)	—		—
BofA Securities, Inc.	477,823	(477,823)	—		—
Goldman Sachs & Co. LLC	501,852	(497,708)	—		4,144
J.P. Morgan Securities LLC	5,893	(5,893)	—		—
Jefferies LLC	9,234	(9,234)	—		—

66	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)
Morningstar Value (continued)
Morgan Stanley	$178,089	$(178,089)	$—		$—
Natixis SA	26,321	(26,037)	—		284
Toronto-Dominion Bank	361,215	(361,215)	—		—
UBS AG	237,189	(232,748)	—		4,441
UBS Securities LLC	285,313	(285,313)	—		—
Wells Fargo Bank N.A.	129,465	(128,701)	—		764

	$2,331,318	$(2,321,685)	$—		$9,633

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of April 30, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained to an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
Morningstar Mid-Cap Value	0.06%
Morningstar Small-Cap	0.04
Morningstar U.S. Equity	0.03
Morningstar Value	0.04

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements  (continued)

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended April 30, 2023, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
Morningstar Mid-Cap Value	$38,444
Morningstar Small-Cap	109,031
Morningstar U.S. Equity	20,462
Morningstar Value	26,555

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2023, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Morningstar Mid-Cap Value	$105,877,754	$103,998,945	$(7,627,860)
Morningstar Small-Cap	24,202,645	20,493,113	(3,213,309)
Morningstar U.S. Equity	6,878,490	8,406,921	(11,474,578)
Morningstar Value	122,743,769	101,898,576	5,227,356

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2023, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Morningstar Mid-Cap Value	$182,629,611	$182,618,124
Morningstar Small-Cap	56,631,599	55,976,437
Morningstar U.S. Equity	31,625,944	31,585,968
Morningstar Value	203,250,426	202,994,101

68	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

For the year ended April 30, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Morningstar Mid-Cap Value	$107,153,899	$62,747,225
Morningstar Small-Cap	17,632,796	9,092,428
Morningstar U.S. Equity	11,033,707	51,752,033
Morningstar Value	47,290,297	54,038,640

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2023, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)
Morningstar Mid-Cap Value	$17,687,863	$(17,687,863)
Morningstar Small-Cap	824,916	(824,916)
Morningstar U.S. Equity	6,576,121	(6,576,121)
Morningstar Value	10,674,984	(10,674,984)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended April 30, 2023	Year Ended April 30, 2022
Morningstar Mid-Cap Value
Ordinary income	$11,819,760	$9,487,846

Morningstar Small-Cap
Ordinary income	$3,393,435	$2,987,187

Morningstar U.S. Equity
Ordinary income	$12,049,075	$11,513,059

Morningstar Value
Ordinary income	$18,183,374	$16,144,141

As of April 30, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Morningstar Mid-Cap Value	$110,841	$(33,455,274)	$21,657,244	$(11,687,189)
Morningstar Small-Cap	54,030	(31,567,199)	(27,514,814)	(59,027,983)
Morningstar U.S. Equity	723,384	(68,380,131)	77,736,828	10,080,081
Morningstar Value	1,481,338	(45,692,589)	67,534,352	23,323,101

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net accumulated losses was attributable primarily to the tax deferral of losses on wash sales, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of realized gains/losses for tax purposes and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

For the year ended April 30, 2023, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Amounts
Morningstar Value	$ 386,280

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements  (continued)

As of April 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Morningstar Mid-Cap Value	$505,916,904	$55,988,408	$(34,331,164)	$21,657,244
Morningstar Small-Cap	252,178,276	26,050,778	(53,565,592)	(27,514,814)
Morningstar U.S. Equity	675,175,778	154,380,486	(76,643,658)	77,736,828
Morningstar Value	717,923,491	110,535,820	(43,001,468)	67,534,352

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

70	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Funds invests a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/23		Year Ended 04/30/22

iShares ETF	Shares	Amount	Shares	Amount

Morningstar Mid-Cap Value

Shares sold	1,750,000	$108,029,844	2,650,000	$174,198,554

Shares redeemed	(1,050,000)	(62,909,176)	(2,200,000)	(138,867,102)

	700,000	$45,120,668	450,000	$35,331,452

Morningstar Small-Cap

Shares sold	400,000	$18,341,725	50,000	$2,817,190

Shares redeemed	(200,000)	(8,950,442)	(100,000)	(5,379,839)

	200,000	$9,391,283	(50,000)	$(2,562,649)

Morningstar U.S. Equity

Shares sold	200,000	$10,798,586	100,000	$6,211,849

Shares redeemed	(950,000)	(51,359,765)	(1,350,000)	(83,608,160)

	(750,000)	$(40,561,179)	(1,250,000)	$(77,396,311)

Morningstar Value

Shares sold	750,000	$47,324,307	1,600,000	$105,690,073

Shares redeemed	(850,000)	(53,875,863)	(250,000)	(16,504,115)

	(100,000)	$(6,551,556)	1,350,000	$89,185,958

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2023, the related statements of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2023 and each of the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

iShares Morningstar Mid-Cap Value ETF iShares Morningstar Small-Cap ETF iShares Morningstar U.S. Equity ETF iShares Morningstar Value ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

72	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2023:

iShares ETF	Qualified Dividend Income

Morningstar Mid-Cap Value	$10,237,944
Morningstar Small-Cap	2,335,817
Morningstar U.S. Equity	11,532,410
Morningstar Value	17,793,411

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2023:

iShares ETF	Qualified Business Income

Morningstar Mid-Cap Value	$805,033
Morningstar Small-Cap	304,676
Morningstar U.S. Equity	396,079
Morningstar Value	435,484

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2023 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Morningstar Mid-Cap Value	82.36%
Morningstar Small-Cap	66.57
Morningstar U.S. Equity	91.76
Morningstar Value	93.23

I M P O R T A N T T A X I N F O R M A T I O N	73

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar U.S. Equity ETF and iShares Morningstar Value ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, the imposition of capital controls in certain non-U.S. countries, Russian sanctions and the closure of the Russian securities market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

74	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

April 30, 2023

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Morningstar Mid-Cap Value	$1.506013	$—	$—	$1.506013	100%	—%	—%	100%
Morningstar Small-Cap	0.786688	—	—	0.786688	100	—	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	75

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of April 30, 2023. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

76	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Chair (1994-2005) and Member (1992-2021) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015- 2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020); Director of the Jackson Hole Center for the Arts (since 2021); Member of the Wyoming State Investment Funds Committee (since 2022).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019- 2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (1967)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	77

Trustee and Officer Information (unaudited) (continued)

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

78	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	79

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

80	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com   |   1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-410-0423

APRIL 30, 2023

2023 Annual Report

iShares Trust

•  iShares Core U.S. REIT ETF | USRT | NYSE Arca

The Markets in Review

Dear Shareholder,

Investors faced an uncertain economic landscape during the 12-month reporting period ended April 30, 2023, amid mixed indicators and rapidly changing market conditions. The U.S. economy returned to modest growth beginning in the third quarter of 2022, although the pace of growth slowed thereafter. Inflation was elevated, reaching a 40-year high as labor costs grew rapidly and unemployment rates reached the lowest levels in decades. However, inflation moderated as the period continued, while continued strength in consumer spending backstopped the economy.

Equity returns varied substantially, as large-capitalization U.S. stocks gained for the period amid a rebound in big tech stocks, whereas small-capitalization U.S. stocks declined. International equities from developed markets advanced strongly, while emerging market stocks declined, pressured by higher interest rates and volatile commodities prices.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market also faced inflationary headwinds, although high-yield corporate bonds posted a positive return as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates eight times. Furthermore, the Fed wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity. In addition, the Fed added liquidity to markets amid the failure of prominent regional banks.

Restricted labor supply kept inflation elevated even as other inflation drivers, such as goods prices and energy costs, moderated. While economic growth was modest in the last year, we believe that stickiness in services inflation and continued wage growth will keep inflation above central bank targets for some time. Although the Fed has decelerated the pace of interest rate hikes and indicated a pause could be its next step, we believe that the Fed still seems determined to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near term is high, but the dimming economic outlook has not yet been fully reflected in current market prices. We believe investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions. Turmoil in the banking sector late in the period highlighted the potential for the rapid increase in interest rates to disrupt markets with little warning.

While we favor an overweight to equities in the long term, we prefer an underweight stance on equities overall in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with the possibility of a recession. Nevertheless, we are overweight on emerging market stocks as we believe a weakening U.S. dollar could provide a supportive backdrop. We also see selective, long-term opportunities in credit, where we believe that valuations are appealing, and higher yields offer attractive income. However, we are neutral on credit in the near term, as we’re concerned about tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most significant opportunities in short-term U.S. Treasuries, global inflation-linked bonds, and emerging market bonds denominated in local currency.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2023

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	8.63%	2.66%

U.S. small cap equities (Russell 2000® Index)	(3.45)	(3.65)

International equities (MSCI Europe, Australasia, Far East Index)	24.19	8.42

Emerging market equities (MSCI Emerging Markets Index)	16.36	(6.51)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.09	2.83

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	7.14	(1.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	6.91	(0.43)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.65	2.87

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.21	1.21

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended April 30, 2023 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 1.50%. Despite headwinds, including elevated inflation and rapid tightening of monetary policy, equities were supported by the economy’s continued resilience. While inflation was high throughout the reporting period, the pace of inflationary growth slackened, driving investor optimism. Markets endured in the face of disruption from the banking industry late in the reporting period. In March 2023, two banks suddenly failed, representing the second and third largest bank failures in U.S. history by asset value and leading to concern about the stability of a third bank. However, government agencies acted swiftly to organize a sale of the failed banks’ assets and inject liquidity, and equity prices recovered.

Inflation was a significant driver of the economic outlook. As the reporting period began, the consumer price index, a widely followed measure of inflation, stood at a multi-decade high. Strong consumer spending and a tight labor market, along with continued supply chain disruptions in Asia, combined to drive prices higher. The rate of inflation began to decline beginning in July 2022, continuing to decelerate for 10 consecutive months. Nonetheless, inflation remained elevated by historic standards, and higher prices negatively impacted both consumers and businesses.

The U.S. economy recovered from a contraction in the first half of 2022 to post modest growth in the second half of 2022 and the first quarter of 2023. Consumers continued to power the economy with growing spending, despite higher prices for many consumer goods and services. The strong labor market supported spending, as unemployment remained very low, at one point dropping to the lowest posted level since 1969. Furthermore, the labor force participation rate — which measures the total proportion of working age persons employed or looking for work — rose, indicating that more people were being drawn into the labor force. Amid tightening labor supply, wages rose significantly, with the largest gains at the lower end of the wage spectrum.

To contain inflation, the U.S. Federal Reserve Bank (“Fed”) tightened monetary policy rapidly, raising short-term interest rates eight times over the course of the reporting period. The pace of tightening accelerated as the Fed twice stepped up the increment of increase before reducing it again as inflation began to subside. The Fed also started to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While the Fed indicated that more tightening could be needed to achieve its long-term inflation goal, it sounded a more cautious note about the potential for further interest rate increases near the end of the reporting period.

Despite economic headwinds, corporate profits remained robust, as many companies were able to sufficiently raise prices to preserve profit margins even in the face of rising labor and input costs. Nonetheless, profits declined overall in the fourth quarter of 2022, and the yield curve (a graphical representation of U.S. Treasury rates at different maturities) inverted, a sign that markets were concerned about the impact of higher borrowing costs on the economy. Furthermore, dwindling personal savings and rising household debt raised questions about the sustainability of consumer spending as an engine of economic growth.

4	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2023	iShares® Core U.S. REIT ETF

Investment Objective

The iShares Core U.S. REIT ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate equities, as represented by the FTSE Nareit Equity REITs Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	(14.84)%	5.84%	4.98%	(14.84)%	32.80%	62.60%
Fund Market	(14.93)	5.82	4.97	(14.93)	32.68	62.44
Index	(14.80)	5.90	5.16	(14.80)	33.18	65.33

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 2, 2016 reflects the performance of the FTSE NAREIT Real Estate 50 Index. Index performance beginning on November 3, 2016 reflects the performance of the FTSE Nareit Equity REITS Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/22)	Ending Account Value (04/30/23)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$ 1,000.00	$ 1,038.40	$ 0.40		$ 1,000.00	$ 1,024.40	$ 0.40		0.08%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2023 (continued)	iShares® Core U.S. REIT ETF

Portfolio Management Commentary

U.S. real estate investment trusts (“REITs”) declined sharply during the reporting period amid a slowing economy, higher inflation, and rising interest rates. REITs typically take on substantial debt in order to finance the purchase of the properties they manage, and the sharp rise in interest rates made financing more expensive for REITs. Furthermore, higher interest rates meant increased bond yields, making dividend yields from REITs comparatively less attractive to income-oriented investors, although many REITs raised dividends during the reporting period.

Diversified REITs, which own and operate a mix of property types, detracted the most from the Index’s performance. REITs with residential properties such as apartment buildings declined, particularly those that operate in large cities where the real estate markets failed to fully recover from the impact of the pandemic. New apartment buildings constructed during the reporting period added to supply, putting downward pressure on rents. In addition, shifting demographics and concerns about the economic outlook led to fewer households being formed, limiting demand for apartments. Property values for apartment complexes also declined from peak levels.

Diversified REITs with a substantial office property component further detracted from the Index’s performance. Managers of office properties contended with weak office leasing rates, as some businesses continued to allow workers to work from home and many technology companies laid off employees. REITs that build and manage offices and laboratories for the biotechnology industry scaled back development due to high material and labor costs coupled with lingering supply shortages.

Diversified REITs focused on industrial properties also weighed on the Index’s return. A slowdown in e-commerce sales growth raised concerns among investors regarding the outlook for warehouses and logistics facilities used for order fulfilment. Consequently, logistics companies scaled back plans to build new facilities.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments(a)

Specialized REITs	27.1%
Residential REITs	18.3
Industrial REITs	16.6
Retail REITs	16.0
Health Care REITs	10.2
Office REITs	5.5
Hotel & Resort REITs	3.4
Diversified REITs	2.9

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Prologis, Inc.	11.6%
Equinix, Inc.	6.8
Public Storage	4.7
Realty Income Corp.	4.0
Welltower, Inc.	3.8
Simon Property Group, Inc.	3.7
VICI Properties, Inc.	3.4
Digital Realty Trust, Inc.	2.9
AvalonBay Communities, Inc.	2.5
Equity Residential	2.4

(a)	Excludes money market funds.

6	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Schedule of Investments April 30, 2023	iShares® Core U.S. REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Diversified REITs — 2.8%
Alexander & Baldwin, Inc.	136,778	$2,630,241
Alpine Income Property Trust, Inc.	24,729	397,642
American Assets Trust, Inc.	92,705	1,687,231
Armada Hoffler Properties, Inc.	126,232	1,479,439
Broadstone Net Lease, Inc.	327,096	5,289,142
CTO Realty Growth, Inc.	41,611	700,729
Empire State Realty Trust, Inc., Class A(a)	249,181	1,522,496
Essential Properties Realty Trust, Inc.	266,205	6,588,574
Gladstone Commercial Corp.	74,873	893,984
Global Net Lease, Inc.	197,989	2,229,356
One Liberty Properties, Inc.	31,062	683,985
Star Holdings(b)	24,183	390,314
WP Carey, Inc.	397,288	29,478,770

		53,971,903

Health Care REITs — 10.2%
CareTrust REIT, Inc.	187,818	3,660,573
Community Healthcare Trust, Inc.	44,670	1,598,739
Diversified Healthcare Trust	445,972	407,351
Global Medical REIT, Inc.	115,607	1,072,833
Healthcare Realty Trust, Inc.	721,476	14,270,795
Healthpeak Properties, Inc.	1,039,967	22,848,075
LTC Properties, Inc.	75,437	2,523,368
Medical Properties Trust, Inc.	1,130,380	9,913,433
National Health Investors, Inc.	79,137	3,938,648
Omega Healthcare Investors, Inc.	447,187	11,966,724
Physicians Realty Trust	430,446	6,207,031
Sabra Health Care REIT, Inc.	436,542	4,976,579
Universal Health Realty Income Trust	24,189	1,052,222
Ventas, Inc.	759,849	36,510,744
Welltower, Inc.(a)	900,463	71,334,679

		192,281,794

Hotel & Resort REITs — 3.4%
Apple Hospitality REIT, Inc.	406,328	6,050,224
Ashford Hospitality Trust, Inc.(a)(b)	66,147	224,900
Braemar Hotels & Resorts, Inc.	121,419	461,392
Chatham Lodging Trust	89,476	916,234
DiamondRock Hospitality Co.	398,375	3,230,821
Hersha Hospitality Trust, Class A	60,675	382,252
Host Hotels & Resorts, Inc.	1,347,175	21,783,820
Park Hotels & Resorts, Inc.	423,990	5,109,079
Pebblebrook Hotel Trust(a)	244,507	3,479,335
RLJ Lodging Trust	304,148	3,071,895
Ryman Hospitality Properties, Inc.	101,824	9,129,540
Service Properties Trust	310,290	2,721,243
Summit Hotel Properties, Inc.	199,400	1,284,136
Sunstone Hotel Investors, Inc.	400,571	3,817,442
Xenia Hotels & Resorts, Inc.	215,319	2,725,939

		64,388,252

Industrial REITs — 16.6%
Americold Realty Trust, Inc.	511,457	15,134,013
EastGroup Properties, Inc.	78,271	13,036,818
First Industrial Realty Trust, Inc.	250,669	13,152,602
Indus Realty Trust, Inc.	10,074	670,626
Industrial Logistics Properties Trust	126,197	259,966
Innovative Industrial Properties, Inc.	52,639	3,608,403
LXP Industrial Trust	514,589	4,837,137
Plymouth Industrial REIT, Inc.	71,118	1,439,428
Prologis, Inc.	1,753,697	219,650,549
Rexford Industrial Realty, Inc.	372,057	20,749,619

Security	Shares	Value

Industrial REITs (continued)
STAG Industrial, Inc.	341,281	$11,559,188
Terreno Realty Corp.	152,630	9,400,482

		313,498,831

Office REITs — 5.5%
Alexandria Real Estate Equities, Inc.	326,971	40,603,259
Boston Properties, Inc.	298,245	15,914,353
Brandywine Realty Trust	319,395	1,255,222
City Office REIT, Inc.	72,149	419,907
Corporate Office Properties Trust	213,082	4,877,447
Cousins Properties, Inc.	287,870	6,278,445
Douglas Emmett, Inc.	322,165	4,149,485
Easterly Government Properties, Inc.(a)	172,499	2,427,061
Franklin Street Properties Corp.	190,213	220,647
Highwoods Properties, Inc.	197,787	4,533,278
Hudson Pacific Properties, Inc.	262,708	1,460,657
JBG SMITH Properties	203,010	2,896,953
Kilroy Realty Corp.	220,760	6,455,022
Office Properties Income Trust	90,058	587,178
Orion Office REIT, Inc.	109,202	670,500
Paramount Group, Inc.	355,296	1,538,432
Piedmont Office Realty Trust, Inc., Class A	233,189	1,518,060
Postal Realty Trust, Inc., Class A	34,210	525,808
SL Green Realty Corp.	121,208	2,868,993
Vornado Realty Trust	335,642	5,037,987

		104,238,694

Residential REITs — 18.2%
American Homes 4 Rent, Class A	585,720	19,481,047
Apartment Income REIT Corp.	285,894	10,572,360
Apartment Investment & Management Co., Class A	283,638	2,220,886
AvalonBay Communities, Inc.	265,852	47,951,725
BRT Apartments Corp.	22,379	387,828
Camden Property Trust	197,279	21,710,554
Centerspace	28,523	1,608,127
Elme Communities	164,858	2,840,503
Equity LifeStyle Properties, Inc.	337,968	23,285,995
Equity Residential	704,848	44,581,636
Essex Property Trust, Inc.	122,308	26,874,737
Independence Realty Trust, Inc.	424,105	7,061,348
Invitation Homes, Inc.	1,161,460	38,757,920
Mid-America Apartment Communities, Inc.	218,503	33,605,762
NexPoint Residential Trust, Inc.	42,924	1,842,727
Sun Communities, Inc.	231,530	32,166,463
UDR, Inc.	623,869	25,784,506
UMH Properties, Inc.	99,593	1,513,814
Veris Residential, Inc.(b)	163,481	2,672,914

		344,920,852

Retail REITs — 16.0%
Acadia Realty Trust	172,387	2,328,948
Agree Realty Corp.	165,576	11,257,512
Alexander’s, Inc.	4,080	759,166
Brixmor Property Group, Inc.	567,560	12,106,055
CBL & Associates Properties, Inc.	50,787	1,174,703
Federal Realty Investment Trust	152,733	15,103,766
Getty Realty Corp.	78,064	2,601,873
InvenTrust Properties Corp.	128,691	2,901,982
Kimco Realty Corp.	1,149,399	22,056,967
Kite Realty Group Trust	412,302	8,542,897
Macerich Co.	406,732	4,063,253
National Retail Properties, Inc.	344,373	14,980,226
Necessity Retail REIT, Inc., Class A	253,833	1,398,620
NETSTREIT Corp.	104,731	1,908,199

8	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Core U.S. REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Retail REITs (continued)
Phillips Edison & Co., Inc.	221,824	$6,996,329
Realty Income Corp.	1,194,629	75,070,486
Regency Centers Corp.	326,087	20,031,524
Retail Opportunity Investments Corp.	227,722	2,967,218
RPT Realty	159,157	1,480,160
Saul Centers, Inc.	22,442	808,585
Simon Property Group, Inc.	620,924	70,363,108
SITE Centers Corp.	363,655	4,487,503
Spirit Realty Capital, Inc.	264,825	10,185,170
Tanger Factory Outlet Centers, Inc.	192,284	3,770,689
Urban Edge Properties	217,066	3,184,358
Urstadt Biddle Properties, Inc., Class A	53,908	928,296
Whitestone REIT	89,934	804,909

		302,262,502

Specialized REITs — 27.0%
CubeSmart	425,346	19,348,989
Digital Realty Trust, Inc.	546,079	54,143,733
EPR Properties	140,759	5,906,248
Equinix, Inc.	175,921	127,380,878
Extra Space Storage, Inc.	252,181	38,341,599
Farmland Partners, Inc.	93,641	977,612
Four Corners Property Trust, Inc.	158,474	4,042,672
Gaming & Leisure Properties, Inc.	464,626	24,160,552
Gladstone Land Corp.(a)	61,057	983,628
Iron Mountain, Inc.	549,347	30,345,928
Lamar Advertising Co., Class A	164,533	17,387,847
Life Storage, Inc.	160,078	21,511,282
National Storage Affiliates Trust	161,255	6,216,380

Security	Shares	Value

Specialized REITs (continued)
Outfront Media, Inc.	276,505	$4,606,573
Public Storage	297,637	87,752,317
Safehold, Inc.	76,483	2,120,109
VICI Properties, Inc.	1,908,318	64,768,313

		509,994,660

Total Long-Term Investments — 99.7% (Cost: $2,183,992,204)		1,885,557,488

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.02%(c)(d)(e)	10,976,050	10,979,342
BlackRock Cash Funds: Treasury, SL Agency Shares, 4.75%(c)(d)	3,910,036	3,910,036

Total Short-Term Securities — 0.8% (Cost: $14,884,885)		14,889,378

Total Investments — 100.5% (Cost: $2,198,877,089)		1,900,446,866

Liabilities in Excess of Other Assets — (0.5)%		(9,109,461)

Net Assets — 100.0%		$1,891,337,405

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/23	Shares Held at 04/30/23	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash
Funds: Institutional, SL Agency Shares	$3,621,730	$7,326,066	(a)	$—		$27,169	$4,377	$10,979,342	10,976,050	$66,627	(b)	$—
BlackRock Cash
Funds: Treasury, SL Agency Shares	7,350,000	—		(3,439,964	)(a)	—	—	3,910,036	3,910,036	144,871		2

						$27,169	$4,377	$14,889,378		$211,498		$2

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) April 30, 2023	iShares® Core U.S. REIT ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Dow Jones U.S. Real Estate Index	172	06/16/23	$5,722	$200,163

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$200,163	$—	$—	$—	$200,163

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Futures contracts	$—	$—	$(1,974,599)	$—	$—	$—	$(1,974,599)

Net Change in Unrealized Appreciation (Depreciation) on
Futures contracts	$—	$—	$237,060	$—	$—	$—	$237,060

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$6,473,025

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

10	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2023	iShares® Core U.S. REIT ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$1,885,557,488	$—	$—	$1,885,557,488
Short-Term Securities
Money Market Funds	14,889,378	—	—	14,889,378

	$1,900,446,866	$—	$—	$1,900,446,866

Derivative Financial Instruments(a)
Assets
Equity Contracts	$200,163	$—	$—	$200,163

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	11

Statement of Assets and Liabilities

April 30, 2023

iShares Core U.S. REIT ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$1,885,557,488
Investments, at value — affiliated(c)	14,889,378
Cash pledged:
Futures contracts	390,000
Receivables:
Investments sold	179,016
Securities lending income — affiliated	2,348
Dividends — unaffiliated	1,498,501
Dividends — affiliated	17,867
Variation margin on futures contracts	54,712

Total assets	1,902,589,310

LIABILITIES
Bank overdraft	108
Collateral on securities loaned	10,950,323
Payables:
Investments purchased	179,016
Investment advisory fees	122,458

Total liabilities	11,251,905

NET ASSETS	$1,891,337,405

NET ASSETS CONSIST OF:
Paid-in capital	$2,223,559,677
Accumulated loss	(332,222,272)

NET ASSETS	$1,891,337,405

NET ASSET VALUE
Shares outstanding	37,200,000

Net asset value	$50.84

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — unaffiliated	$2,183,992,204
(b) Securities loaned, at value	$10,919,632
(c) Investments, at cost — affiliated	$14,884,885

See notes to financial statements.

12	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended April 30, 2023

iShares Core U.S. REIT ETF

INVESTMENT INCOME
Dividends — unaffiliated	$65,683,722
Dividends — affiliated	144,871
Securities lending income — affiliated — net	66,627

Total investment income	65,895,220

EXPENSES
Investment advisory	1,587,647

Total expenses	1,587,647

Net investment income	64,307,573

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,633,387)
Investments — affiliated	27,169
Capital gain distributions from underlying funds — affiliated	2
Futures contracts	(1,974,599)
In-kind redemptions — unaffiliated(a)	92,903,248

80,322,433

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(491,048,674)
Investments — affiliated	4,377
Futures contracts	237,060

(490,807,237)

Net realized and unrealized loss	(410,484,804)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(346,177,231)

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Statements of Changes in Net Assets

	iShares Core U.S. REIT ETF

	Year Ended 04/30/23	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$64,307,573	$47,545,870
Net realized gain	80,322,433	188,023,089
Net change in unrealized appreciation (depreciation)	(490,807,237)	15,691,617

Net increase (decrease) in net assets resulting from operations	(346,177,231)	251,260,576

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(65,460,022)	(57,050,953)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(15,575,503)	137,648,377

NET ASSETS
Total increase (decrease) in net assets	(427,212,756)	331,858,000
Beginning of year	2,318,550,161	1,986,692,161

End of year	$1,891,337,405	$2,318,550,161

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

14	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core U.S. REIT ETF

	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20	Year Ended 04/30/19

Net asset value, beginning of year	$61.83	$56.60	$42.45	$51.60	$45.73

Net investment income(a)	1.71	1.24	1.17	1.62	1.79
Net realized and unrealized gain (loss)(b)	(10.95)	5.45	14.39	(8.95)	6.59

Net increase (decrease) from investment operations	(9.24)	6.69	15.56	(7.33)	8.38

Distributions(c)
From net investment income	(1.75)	(1.43)	(1.41)	(1.80)	(2.44)
From net realized gain	—	(0.03)	—	(0.02)	(0.07)

Total distributions	(1.75)	(1.46)	(1.41)	(1.82)	(2.51)

Net asset value, end of year	$50.84	$61.83	$56.60	$42.45	$51.60

Total Return(d)
Based on net asset value	(14.84)%	11.82%	37.43%	(14.60)%	18.82%

Ratios to Average Net Assets(e)
Total expenses	0.08%	0.08%	0.08%	0.08%	0.08%

Net investment income	3.24%	2.00%	2.48%	3.12%	3.64%

Supplemental Data
Net assets, end of year (000)	$1,891,337	$2,318,550	$1,986,692	$1,339,443	$1,290,051

Portfolio turnover rate(f)	8%	9%	5%	8%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification

Core U.S. REIT	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains and losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividend and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or

16	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements   (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount	(b)

Barclays Capital, Inc.	$6,519,806	$(6,519,806)	$—		$—
BNP Paribas SA	180,101	(180,101)	—		—
Goldman Sachs & Co. LLC	3,746,420	(3,717,614)	—		28,806
J.P. Morgan Securities LLC	356,619	(356,619)	—		—
National Financial Services LLC	116,686	(116,686)	—		—

	$10,919,632	$(10,890,826)	$—		$28,806

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of April 30, 2023. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

iShares ETF	Investment Advisory Fees

Core U.S. REIT	0.08%

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

ETF Servicing Fees: The Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Fund does not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities

18	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded fund (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income - affiliated - net in its Statement of Operations. For the year ended April 30, 2023, the Fund paid BTC $26,269 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2023, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Core U.S. REIT	$13,035,249	$33,464,597	$(10,358,265)

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statement of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2023, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Core U.S. REIT	$178,770,491	$ 161,509,360

For the year ended April 30, 2023, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Core U.S. REIT	$610,465,644	$ 644,502,651

8.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements   (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2023, permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)

Core U.S. REIT	$87,389,161	$(87,389,161)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended April 30, 2023	Year Ended April 30, 2022

Core U.S. REIT
Ordinary income	$65,460,022	$55,839,536
Long term capital gains	—	1,211,417

	$65,460,022	$57,050,953

As of April 30, 2023, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

Core U.S. REIT	$(10,634,310)	$(321,587,962)	$(332,222,272)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the characterization of corporate actions, the timing and recognition of realized gains/losses for tax purposes and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

As of April 30, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Core U.S. REIT	$2,222,034,828	$65,041,750	$(386,629,712)	$(321,587,962)

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Infectious Illness Risk: An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

20	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements   (continued)

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Fund invests a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/23		Year Ended 04/30/22

Share Class	Shares	Amount	Shares	Amount

Shares sold	11,700,000	$614,069,077	11,850,000	$729,451,592
Shares redeemed	(12,000,000)	(629,644,580)	(9,450,000)	(591,803,215)

	(300,000)	$(15,575,503)	2,400,000	$137,648,377

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements   (continued)

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

22	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Core U.S. REIT ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Core U.S. REIT ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of April 30, 2023, the related statement of operations for the year ended April 30, 2023, the statements of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2023 and the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 21, 2023

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	23

Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated is qualified dividend income for individuals for the fiscal year ended April 30, 2023:

iShares ETF	Qualified Dividend Income

iShares Core U.S. REIT ETF	$394,965

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2023:

iShares ETF	Qualified Business Income

iShares Core U.S. REIT ETF	$36,611,572

24	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement Regarding Liquidity Risk Management Program  (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Core U.S. REIT ETF (the “Fund” or “ETF”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 9, 2022 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for the Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, the imposition of capital controls in certain non-U.S. countries, Russian sanctions and the closure of the Russian securities market.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size (“RATS”). The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	25

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

April 30, 2023

	Total Cumulative Distributions for the Fiscal Year-to-Date				% Breakdown of the Total Cumulative Distributions for the Fiscal Year-to-Date

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share

Core U.S. REIT	$1.753845	$—	$—	$1.753845	100%	—%	—%	100%

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

26	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds and ETFs (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (including ETFs) (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). The Fund is included in the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 380 funds as of April 30, 2023. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Salim Ramji(b) (1970)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares U.S. ETF Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	27

Trustee and Officer Information (unaudited)  (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Chair (1994-2005) and Member (1992-2021) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015- 2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School; Director of the Senior Center of Jackson Hole (since 2020); Director of the Jackson Hole Center for the Arts (since 2021); Member of the Wyoming State Investment Funds Committee (since 2022).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

28	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited)  (continued)

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Dominik Rohé (1973)	President (since 2023).	Managing Director, BlackRock, Inc. (since 2005); Head of Americas ETF and Index Investments (since 2023); Head of Latin America (2019- 2023).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (1967)	Chief Compliance Officer (since 2006).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director, BlackRock, Inc. (since 2023); Director, BlackRock, Inc. (2018-2022); Vice President, BlackRock, Inc. (2010-2017).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director, BlackRock, Inc. (since 2018); Director, BlackRock, Inc. (2009-2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering (since 2021); Co-Head of EII’s Americas Portfolio Engineering (2020-2021); Head of Developed Markets Portfolio Engineering (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2009); Co-Head of Index Equity (since 2022).

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director, BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management (since 2020).

Effective June 15, 2022, Marisa Rolland replaced Deepa Damre Smith as Secretary.

Effective March 30, 2023, Dominik Rohé replaced Armando Senra as President.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	29

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

30	2 0 2 3 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviation

REIT Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	31

Want to know more?

iShares.com  |  1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2022 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-412-0423

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the registrant has not amended the code of ethics and there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the nine series of the registrant for which the fiscal year-end is April 30, 2023 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $114,300 for the fiscal year ended April 30, 2022 and $119,700 for the fiscal year ended April 30, 2023.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2022 and April 30, 2023 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $87,300 for the fiscal year ended April 30, 2022 and $87,300 for the fiscal year ended April 30, 2023. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended April 30, 2022 and April 30, 2023 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $87,300 for the fiscal year ended April 30, 2022 and $87,300 for the fiscal year ended April 30, 2023.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable.

(a) (4) Change in Registrant’s independent public accountant – Not Applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: June 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dominik Rohe
Dominik Rohe, President (Principal Executive Officer)

Date: June 21, 2023

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: June 21, 2023